UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03692

Morgan Stanley Variable Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2009

Date of reporting period:	December 31, 2009

Item 1 - Report to Shareholders

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Annual Report

DECEMBER 31, 2009

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1

Expense Example	25

Portfolios of Investments:

Money Market	31

Limited Duration	33

Income Plus	43

High Yield	56

Global Infrastructure	66

Income Builder	73

Dividend Growth	79

Global Dividend Growth	83

European Equity	88

Capital Opportunities	92

S&P 500 Index	94

Aggressive Equity	105

Strategist	107

Financial Statements:

Statements of Assets and Liabilities	124

Statements of Operations	127

Statements of Changes in Net Assets	130

Notes to Financial Statements	142

Financial Highlights	186

Report of Independent Registered Public Accounting Firm	198

Trustee and Officer Information	199

Federal Tax Notice	205

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009

Dear Shareholder,

As we entered 2009, the economy was still mired in recession and the financial markets continued to tumble as the credit crisis deepened and consumer confidence hit a new low. As the first quarter progressed, however, signs emerged that the unprecedented monetary and fiscal stimulus measures enacted by global governments and central banks had begun to take hold. Credit conditions became more favorable, thanks in part to the Federal Reserve's zero interest-rate policy and other initiatives to enhance liquidity, while at the same time, the contraction in economic growth appeared to be slowing, all of which served to boost investor confidence and a resurgence in risk appetite. Investors who had fled riskier asset classes in favor of the relatively safe haven of U.S. Treasury and cash-equivalent securities began to pour cash back into the credit and equity markets, sparking a brisk rebound in performance in early March.

Market sentiment continued to improve in the second quarter as encouraging news on the corporate and economic fronts — including better-than-expected corporate earnings and increased manufacturing activity — pointed to a potential economic recovery, propelling the markets higher. Although weak spots in the economy remained, most notably high unemployment and the still-languishing housing market, initial gross domestic product (GDP) estimates for the third quarter moved into positive territory, further stoking investor confidence. The rally continued to gain momentum through the third and fourth quarters and by year end, both the stock and bond markets had made a dramatic comeback, with many of the most beaten down sectors in 2008 posting the largest gains for the year.

While 2009 was certainly a remarkable year for the markets and the economy appears to be back on the path to expansion, concerns remain about the strength of the recovery going forward as the government begins winding down its various support programs and unemployment continues to hover near 10%.

Domestic Equity Overview

For the year overall, domestic equities were up 26.46% as measured by the S&P 500® Index. Performance was led by the most beaten-down sectors of the previous year, including sectors with greater economic sensitivity (cyclicals) and/or reliance on commodity prices. Within those sectors, lower quality, higher beta (more volatile) stocks tended to outperform.

In particular, financials, materials, information technology, and consumer discretionary were all among the top performing groups in 2009. Within financials, banks and diversified financial companies saw strong comebacks as government interventions helped stabilize the financial system and credit markets. Furthermore, companies with capital markets exposure were bolstered by the markets' rally. The materials sector gained on the back of rising commodity prices, as increasing optimism for a global economic recovery

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

drove expectations of rising demand for commodities. The information technology and consumer discretionary sectors performed well as investors began to anticipate a return to economic expansion and an eventual increase in spending by corporations and consumers.

Not surprisingly, the sectors left behind in 2009's rally were those that had outperformed in 2008: the defensive (or less economically sensitive) sectors such as health care, telecommunications services, and utilities. Although there were areas of strength within each sector, including several high-profile acquisitions in the pharmaceuticals industry, investors generally rotated out of these defensive sectors into riskier areas of the market as it became clearer that an economic depression had been averted and that the worst had passed. However, all sectors, including the laggards, posted positive returns for the 12-month period.

Fixed Income Overview

Within the fixed income market, spread (or non-government) sectors rebounded strongly in 2009, with the riskiest segments of the market staging the most impressive rallies. Although Treasury securities performed well early in the year, as investors assumed more risk and shifted to other sectors, performance lagged and yields moved markedly higher. As of year end, yields on 2-, 5-, 10-, and 30-year Treasuries were approximately 37, 113, 162, and 196 basis points higher, respectively, than at the end of 2008.

The agency sector performed relatively well, thanks in part to growing investor interest in FDIC-backed bank notes, which were introduced in late 2008 as part of the Temporary Liquidity Guarantee Program. The Federal Reserve's program of purchasing large quantities of agency mortgage-backed securities (MBS) and investors' increasing confidence in credit-related securities led to much stronger performance for the residential mortgage sector. Despite lower rates and the Home Affordable Modification Program, refinancing activity remained low and mortgage prepayment speed only modestly increased.

The corporate credit sector benefited from a significant tightening in yield spreads (an indication of investors' willingness to assume credit risk), particularly within the lower quality, higher yielding segment. The Barclays Capital Corporate Bond Index, which is generally representative of the investment grade corporate credit market, returned 18.68% for the year. The best performing sectors were those with the widest yield spreads at the start of 2009: real estate investment trusts (REITs), metals/mining, life insurance, financials and telecommunications. The high yield corporate credit market made an even more dramatic comeback, posting a record 58.76% return for the year, as measured by the Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index. The lowest quality bonds delivered the best performance; CCC rated issues were up over 90%, easily outperforming better quality BB and B rated issues, which returned 46%

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

and 45%, respectively. From an industry perspective, financials and insurance were the top performers while the utility and consumer non-cyclical industries trailed.

Money market liquidity improved significantly during the year and as a result, the 3-month London Interbank Offered Rate (LIBOR), a benchmark for short-term interest rates, fell roughly 1.17% to end the year at 0.25%. The decline is indicative of improving financial conditions as the various government-sponsored programs reinvigorated financing activity. As the financial markets moved closer to normalcy, usage of the government-sponsored liquidity programs materially declined. Nonetheless, the Federal Reserve Board of Governors approved the extension of and modifications to a number of these programs until February 1, 2010 in an effort to promote financial stability and support the flow of credit to households and businesses.

International Equity Overview

International equities also came back strongly starting in mid-March, supported by significant monetary and fiscal stimulus by governments and central banks around the world. As in the U.S., cyclical sectors (such as materials, financials and consumer discretionary) led the recovery globally while the more defensive health care, telecommunications and utilities sectors lagged.

On a regional basis, the emerging markets again outperformed developed markets in 2009, propelled by more stable banking systems and healthier corporate and government balance sheets in several emerging market countries, a low interest rate environment, and positive economic momentum from China. Within developed markets, Asia ex-Japan and Europe each posted double-digit gains, while Japan was the notable laggard, with a single-digit return for the year.

In Europe, the economic outlook continued to brighten but concerns about the pace of deleveraging remained. Although European bank stocks rebounded strongly during the year as governments and central banks across the region took extraordinary measures to stabilize the financial system, investors began to worry about what may happen once these measures are removed. Moreover, investors are questioning the effect that large government deficits might have on European economies going forward, particularly in Greece, Spain, and the U.K.

Japan benefited in the first half of the year from the return of investors' risk appetites. Investors rotated into Japan, attracted to its highly cyclical nature. But political noise in the second half of the year, combined with a stronger yen, mounting deflationary pressure and a stream of equity finance announcements slowed the market's advance. However, in December, Japanese equities reversed course as some of these concerns abated, the yen weakened, mid-year earnings announcements were solid, and the government and Bank of Japan took coordinated actions to fuel the economy.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

Aggressive Equity Portfolio

For the 12-month period ended December 31, 2009, Variable Investment Series — Aggressive Equity Portfolio Class X shares produced a total return of 69.46%, outperforming the Russell 3000® Growth Index (the "Index"), which returned 37.01%. For the same period, the Portfolio's Class Y shares returned 69.06%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in technology was the largest positive contributor to relative performance, although it was partially offset by the negative effect of an underweight there. The computer services, software and systems industry led performance within the sector. Stock selection in consumer discretionary also had a positive effect on relative performance, driven by the diversified retail industry. Both stock selection and an overweight in financial services added to relative performance. Here, exposure to the financial data and systems industry was the primary contributor.

Although the Portfolio outperformed the Index, one area was detrimental to overall performance. Stock selection in materials and processing detracted from relative performance, despite the benefit of an overweight position in the sector. While none of our

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	69.46%	6.61%	0.63%	4.23%
Class Y	69.06%	6.34%	—	0.34%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 4, 1999 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

holdings had negative returns, they did not keep pace with the stronger performing industries within the sector. In particular, the paper and chemicals industries, in which the Portfolio had no exposure, saw large rebounds in 2009.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Capital Opportunities Portfolio

For the 12-month period ended December 31, 2009, Variable Investment Series — Capital Opportunities Portfolio Class X shares produced a total return of 71.32%, outperforming the Russell 3000® Growth Index (the "Index"), which returned 37.01%. For the same period, the Portfolio's Class Y shares returned 70.85%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in technology was the largest positive contributor to relative performance, although it was partially offset by the negative effect of an underweight there. The computer services, software and systems industry led performance within the sector. Stock selection in consumer discretionary also had a positive effect on relative

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	71.32%	5.72%	–0.94%	10.84%
Class Y	70.85%	5.45%	—	–0.27%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 9, 1984 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

performance, driven by the diversified retail industry. Both stock selection and an overweight in financial services added to relative performance. Here, exposure to the financial data and systems industry was the primary contributor.

Although the Portfolio outperformed the Index, one area was detrimental to overall performance. Stock selection in materials and processing detracted from relative performance, despite the benefit of an overweight position in the sector. While none of our holdings had negative returns, they did not keep pace with the stronger performing industries within the sector. In particular, the paper and chemicals industries, in which the Portfolio had no exposure, saw large rebounds in 2009.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Dividend Growth Portfolio

For the 12-month period ended December 31, 2009, Variable Investment Series — Dividend Growth Portfolio Class X shares produced a total return of 24.30%, underperforming the S&P 500® Index (the "Index"), which returned 26.46%. For the same period, the Portfolio's Class Y shares returned 23.94%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	24.30%	–0.66%	0.94%	6.77%
Class Y	23.94%	–0.91%	—	0.98%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1990 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

charges by your insurance company. Such costs would lower performance.

The main detractors from relative performance were stocks in the capital goods and technology sectors.

However, other positions benefited relative returns. The main contributors to relative performance were stocks in the shelter, health care, and consumer services sectors. In addition, an overweight position in the finance sector further added value to the Portfolio's relative returns.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

European Equity Portfolio

For the 12-month period ended December 31, 2009, Variable Investment Series — European Equity Portfolio Class X shares produced a total return of 27.73%, underperforming the MSCI Europe Index (the "Index"), which returned 35.83%. For the same period, the Portfolio's Class Y shares returned 27.41%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	27.73%	3.67%	0.69%	9.19%
Class Y	27.41%	3.40%	—	0.22%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1991 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

From a country perspective, detractors from performance included the U.K. and Switzerland, where both stock selection and overweight allocations in both countries dampened performance. Stock selection in Sweden and Norway, and an overweight allocation to the Netherlands also hampered relative results. However, the Portfolio had positive contributions from both stock selection and an underweight allocation in France, stock selection in Finland, and stock selection and an overweight allocation in Belgium.

Sectors that lagged on a relative basis included both stock selection and an underweight allocation in banks. The Portfolio had no exposure to the banks which rallied the strongest during the year, as these companies did not meet our investment criteria. Also, although we initiated a position in a major global financial services company later in the year, a substantial portion of the stock's appreciation had occurred earlier in the year. Stock selection in materials was another area of relative weakness, as the Portfolio was underweight in metals and mining stocks which performed very well during the rally. Other detractors included stock selection in pharmaceuticals, underweight allocations in energy and diversified financials, and stock selection and an overweight allocation in food, beverage and tobacco stocks.

However, other sectors benefited the Portfolio's relative performance. Stock selection in technology contributed positively. Here, the Portfolio had no exposure to a mobile phone supplier (which is the largest technology stock in the Index) that underperformed during the year. An underweight allocation to automobiles and components was additive to relative returns. The Portfolio had no exposure to a German automaker that was acquired last year and has since underperformed. An overweight allocation to the telecommunications sector drove relative gains, primarily from overweight positions in German and French telecommunications stocks. Additionally, an overweight in health care equipment and both stock selection and an overweight allocation in capital goods were positive for overall performance.

In the last year, we increased the Portfolio's weight in financials, with positions in several banks, and in more cyclical sectors, buying positions in a global leading steel company, U.K. retailers, and automobiles and components companies. We also added to health care with a U.K. consumer-branded health care products manufacturer. We took some profits from selected global pharmaceutical and telecommunications companies, and eliminated positions in a French nuclear utility and a Finnish energy company.

The outlook for the European economy has improved and it looks like the worst is behind us, although companies will likely take a while to de-leverage. Current equity valuations are now pricing a low growth scenario, which we believe seems to be the most likely scenario for the next few years. Our investment approach remains the same. We continue to seek high quality companies with high earnings visibility and predictability, stable and strong cash flow and low levels of debt.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Dividend Growth Portfolio

For the 12-month period ended December 31, 2009, Variable Investment Series — Global Dividend Growth Portfolio Class X shares produced a total return of 16.44%, underperforming the Morgan Stanley Capital International (MSCI) World Index (the "Index"), which returned 29.99%. For the same period, the Portfolio's Class Y shares returned 16.11%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

For the full-year period, the Index returned 29.99%, quite an exceptional recovery from its – 25% return from January through its March low. Those sectors which performed the worst during the 2008 slump were the top performers this year. Materials, financials and, within the consumer discretionary sector, the autos and retail industries all rebounded sharply in the recovery. The technology sector also performed strongly for the full-year period. Conversely, sectors such as utilities,

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	16.44%	–0.93%	1.48%	5.70%
Class Y	16.11%	–1.17%	—	1.59%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index

*  Inception dates of February 23, 1994 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

telecommunications, insurance and pharmaceuticals, while still delivering positive returns during the year, lagged the sectors mentioned above.

In this environment, where lower quality stocks outperformed, the Portfolio's 16.44% return was not sufficient to keep pace with the extraordinary return of the Index mentioned above. The majority of this relative underperformance came from allocation rather than stock selection decisions. The strategy of the Portfolio is to purchase high quality companies with attractive and sustainable dividend yields which are available at discounted valuations. Financial strength is an essential component of our stock assessment process and we look for companies with strong free cash flow which are not too highly leveraged. On this basis, the Portfolio has a natural overweight to the cash-generative telecommunications, consumer staples and pharmaceutical sectors, which lagged the strong performance of the more cyclical sectors where the Portfolio is underweight.

However, the Portfolio outperformed the Index in other areas. In the industrials sector, stock selection in the capital goods group was additive. The Portfolio also made relative gains in the consumer staples sector with strong picks in tobacco and food stocks. Stock selection in the utilities sector further bolstered relative performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

Global Infrastructure Portfolio

For the 12-month period ended December 31, 2009, Variable Investment Series — Global Infrastructure Portfolio Class X shares produced a total return of 19.26%, underperforming the S&P 500® Utilities Index/S&P Global Infrastructure Index (the "Index"), which returned 25.28%, and the S&P Global BMI Index, which returned 37.76%. For the same period, the Portfolio's Class Y shares returned 18.83%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Relative to the Index, the primary detractors from performance were the Portfolio's positions in transportation infrastructure, energy transportation, and gas utilities. An underweight in transportation infrastructure detracted from returns as this was the leading sector within the Index and our lower exposure there kept the Portfolio from more fully benefiting from its strong performance. An underweight in energy transportation also hindered relative performance, as did security selection within the sector. Lastly, the Portfolio's exposure to gas utilities, which are not represented in the Index, was disadvantageous as this segment underperformed for the period.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	19.26%	5.72%	0.99%	7.36%
Class Y	18.83%	5.44%	—	0.68%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The S&P 500® Utilities Index/S&P Global Infrastructure Index is a custom index represented by the performance of the S&P 500® Utilities Index for periods from the Fund's inception to and including November 5, 2008 (the date the Fund completed implementation of the change to its principal investment strategy), and the performance of the S&P Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 25 developed and 21 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1990 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

Other positions, however, were additive to relative performance. Among the top contributors to relative returns was security selection within the utilities sector. In particular, security selection in independent power producers and energy traders boosted returns. Security selection in electric utilities also enhanced returns, as did an underweight allocation there, given that electric utilities stocks overall underperformed the broader utilities sector. Favorable security selection in multi-utilities was the third largest contributor to relative performance for the year.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

High Yield Portfolio

For the 12-month period ended December 31, 2009, Variable Investment Series — High Yield Portfolio Class X shares produced a total return of 44.56%, underperforming the Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index (the "Index"), which returned 58.76%. For the same period, the Portfolio's Class Y shares returned 44.27%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	44.56%	5.27%	–2.75%	3.92%
Class Y	44.27%	5.05%	—	–2.76%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes Emerging Markets debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 9, 1984 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

The Portfolio's underperformance of the Index was primarily attributable to its more conservative overall positioning. We continued to favor higher quality, more liquid bonds with an emphasis on issuers with solid asset coverage as we believe this positioning provided an appropriate risk/return profile for our investors. A significant underweight to the lowest quality, most risky segment of the high yield market was the primary detractor as these bonds provided the strongest returns for the period. An underweight in financials, particularly the banking and brokerage industry groups, also dampened performance as these industries performed well.

Other positions, however, were additive to relative performance. Large overweight allocations to the energy and utilities sectors were additive to performance. The energy sector benefited from heightened merger and acquisition (M&A) activity and rising commodity prices while the utility sector, and electric credits in particular, also performed well. An overweight allocation to the basic industry sector boosted returns. Here, overweights to the chemicals, mining and paper/packaging industries were advantageous as M&A activity drove the chemical industry's strong performance, mining benefited from the commodity rally, and the paper industry rebounded strongly during the year.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

Income Builder Portfolio

For the 12-month period ended December 31, 2009, Variable Investment Series — Income Builder Portfolio Class X shares produced a total return of 25.16%, outperforming the Russell 1000® Value Index (the "Index"), which returned 19.69%, and the Barclays Capital U.S. Government/Credit Index, which returned 4.52%. For the same period, the Portfolio's Class Y shares returned 24.90%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The energy sector was additive to relative performance, especially exploration and production (E&P) companies. E&P companies benefited from rising energy prices and the improving economic environment, whereas integrated oil companies (which we deemphasized in the Portfolio) lagged the broad sector. Although we increased the Portfolio's exposure to the energy sector overall, the sector remained a relative underweight.

Although we decreased the Portfolio's consumer staples exposure during the period, the sector contributed to relative performance. One of the Portfolio's top holdings was a confectionary company that performed strongly following an announcement that a competitor had made an offer

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Year	10 Years	Since Inception*
Class X	25.16%	3.07%	3.97%	5.49%
Class Y	24.90%	2.82%	—	4.01%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of January 21, 1997 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

to acquire them. Toward the end of the period, we began adding attractive consumer staples companies that met our value-with-a-catalyst criteria.

Health care also contributed to outperformance during the period. The Portfolio has historically maintained an overweight in the sector; however, over the past 12 months the weight has declined. Most of the exposure in health care had been in the pharmaceutical industry and the Portfolio benefited from holding two companies that were targeted for acquisition: Wyeth and Schering Plough. Given the relative strength in health care over the preceding fiscal year and the merger and acquisition tailwind in pharmaceuticals in this fiscal year, we reduced the Portfolio's exposure in the sector and used the proceeds to invest in other areas we believed had better risk/reward opportunities.

However, other positions modestly offset those relative gains. The financials sector was the largest relative detractor during the review period. The Portfolio has maintained a significant underweight in financials versus the Index for some time, which benefited the portfolio significantly in 2007 and 2008. However, over the past 12 months, and specifically from March through May, financial stocks rebounded from their earlier dramatic decline. The Portfolio's exposure has been focused on financial companies that we believe possess conservative balance sheets and appropriate risk/return characteristics, and these companies did not participate in the rally to the degree that others in the sector did. In particular, the Portfolio was underexposed to the banks and diversified financials that rebounded most strongly during the period. The Portfolio's underexposure was based on our concerns regarding quality of balances sheets, uncertainty regarding additional capital requirements and incremental dividend cuts, and the unpredictability of government influence.

The materials sector also dampened relative gains. The Portfolio's underweight in the sector meant that it had less exposure to these economically sensitive stocks, which performed well as the market rebounded.

The Portfolio's convertible securities exposure was generally additive to performance during the year. The convertible securities market, along with the equity market, rebounded during the 12-month period. Speculative grade convertible securities outperformed investment grade for the year, primarily due to the strong performance of the underlying stocks and spread tightening in the high yield bond market.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

Income Plus Portfolio

For the 12-month period ended December 31, 2009, Variable Investment Series — Income Plus Portfolio Class X shares produced a total return of 22.57%, outperforming the Barclays Capital U.S. Corporate Index (the "Index"), which returned 18.68%. For the same period, the Portfolio's Class Y shares returned 22.29%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's positioning in the corporate credit sector contributed to the outperformance of the Index for the reporting period. In particular, selected overweights in the banking, food and beverage, and insurance industries were additive to relative returns as significant spread tightening in these sectors led to their strong performance. However, this was somewhat offset by the negative impact of an overall underweight to the corporate sector.

The Portfolio's yield-curve positioning benefited performance. During the period we employed tactical strategies involving interest rate swaps that were designed to take advantage of short-term rate movements across the yield curve.

Conversely, a small position in U.S. Treasury securities, which are not included in the Index,

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	22.57%	5.26%	6.59%	7.27%
Class Y	22.29%	5.00%	—	6.37%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays Capital U.S. Corporate Index covers U.S. dollar-denominated, investment-grade, fixed rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

detracted from relative performance as the sector underperformed for year.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Limited Duration Portfolio

For the 12-month period ended December 31, 2009, Variable Investment Series — Limited Duration Portfolio Class X shares produced a total return of 5.76%, underperforming the Barclays Capital U.S. Credit Index (1-5 Year) (the "Index"), which returned 13.52%. For the same period, the Portfolio's Class Y shares returned 5.56%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's underperformance of the Index was primarily attributable to its relative underweight in corporate credit, which kept the Portfolio from more fully benefiting from the sector's strong performance for the year. However, selected overweights in banking, food and beverage, insurance and media were additive to relative returns as significant spread tightening in these segments led to their strong performance.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	5.76%	–0.32%	1.83%	1.87%
Class Y	5.56%	–0.58%	—	1.47%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays Capital U.S. Credit Index (1-5 Year) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 4, 1999 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

The underweight to corporate credit was largely the result of the Portfolio's allocation to the agency sector, which is not represented in the Index. Within the sector, the Portfolio's position in FDIC-backed bank notes contributed to performance as spreads on these securities tightened during the reporting period. However, the agency sector overall underperformed corporate credit for the year. The Portfolio also held a position in asset-backed securities (ABS), another sector not represented in the Index. This was beneficial to relative returns as spreads in the ABS sector narrowed considerably, resulting in particularly strong performance for the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of December 31, 2009, Variable Investment Series — Money Market Portfolio had net assets of approximately $166 million with an average portfolio maturity of 32 days. For the seven-day period ended December 31, 2009, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and – 0.28% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.28% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2009, the Portfolio's Class X shares returned 0.03%. Past performance is no guarantee of future results.

For the seven-day period ended December 31, 2009, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and – 0.53% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.53% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2009, the Portfolio's Class Y shares returned 0.01%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

During the reporting period, we continued to place a strong emphasis on purchasing high quality corporate, financial, and banking obligations. We focused on maintaining high levels of liquidity and a short weighted average maturity to guard against the uncertainty caused by volatility in the financial markets. In addition, valuations have become very expensive with technical factors driving down absolute levels as well as tightening spreads dramatically versus historical levels. Our strategy in managing the Portfolio remained consistent with our long-term focus on capital preservation and very high liquidity, and as in the past, we adhered to a conservative approach. We continue to review all eligible securities on our purchase list to ensure that they continue to meet our high standards of minimal credit risk.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

S&P 500 Index Portfolio

For the 12-month period ended December 31, 2009, Variable Investment Series — S&P 500 Index Portfolio Class X shares produced a total return of 26.34%, underperforming the S&P 500® Index (the "Index"), which returned 26.46%. For the same period, the Portfolio's Class Y shares returned 26.06%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	26.34%	0.23%	–1.25%	1.51%
Class Y	26.06%	–0.02%	—	–1.58%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 18, 1998 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The year began with a rough start, with woes in the financial system and significant declines in economic activity across all sectors and segments of the economy. Unemployment kept rising, while consumer confidence and spending collapsed. The recession, which spread beyond the U.S. into developed and emerging markets as well, has been the worst since the Great Depression. The U.S. equity market continued to tumble, reaching its lowest point of the year in March.

However, as a result of the truly unprecedented global policy response by governments and central banks in the first half of 2009, so-called "green shoots" — tentative signs of improvement in quite a few economic indicators — began to appear. Late summer saw a stabilization of housing prices, a decline in inventories and positive industrial production. Since early March markets have embarked on a sizeable rally following a slow stream of positive news through the end of the year. Although unemployment remains high (at 10 percent in December), the consensus at the end of the period seems to be that the global economy is in the early stage of an upturn and the recession is over.

Within the Index and therefore the Portfolio, all ten sectors had positive absolute performance during the 12-month period, posting double-digit returns. The best performing sectors were information technology, materials and consumer discretionary. Rising commodity prices in 2009 led to improvement in the performance of the materials and energy sectors. The financials sector rebounded as a result of government intervention.

Other performance trends within the Portfolio and the Index during the period included the outperformance of growth stocks within every capitalization segment, as well as the outperformance of small-cap stocks.

Because the Index is market capitalization weighted (and the Portfolio seeks to replicate the performance attributes of the Index before Portfolio fees), the overall contribution of each sector was influenced by its relative size within the Index and the Portfolio. As such, the sectors that contributed the most to the Portfolio's return were information technology, consumer discretionary and financials, while telecommunication services and utilities contributed the least.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

Strategist Portfolio

For the 12-month period ended December 31, 2010, Variable Investment Series — Strategist Portfolio Class X shares produced a total return of 19.74%, underperforming the S&P 500® Index, which returned 26.46%, and outperforming the Barclays Capital U.S. Government/Credit Index, which returned 4.52%. For further comparison, the Lipper Variable Flexible Portfolio average total return was 18.44% and U.S. Treasury bills returned 0.17%. For the same period, the Portfolio's Class Y shares returned 19.44%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Strategist Portfolio's flexible investment approach allows investment across stocks, bonds, cash and other investment classes. To determine the specific allocation among asset classes throughout the period, we rigorously evaluate a comprehensive array of quantitative and qualitative factors. The quantitative analysis comprises an extensive "top-down" asset class review of many macroeconomic variables, with primary focus on three core factors: monetary policy and its impact on liquidity, inflation trends and corporate profitability. A second, more qualitative process then broadens the analysis to determine which individual sectors and industries would offer the best opportunities, in our

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	19.74%	4.26%	3.51%	8.22%
Class Y	19.44%	4.00%	—	3.25%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

view, given the macroeconomic climate. Individual holdings are then selected to provide desired exposure to asset classes and sectors.

The Portfolio's target allocation remained unchanged throughout the 12-month period under review, based on the process summarized above. Approximately 60% of assets were allocated to equities (a slightly higher weight than the average balanced fund), while 20% of assets were allocated to long-term credit markets (a significantly lower allocation than the average balanced fund). The balance of assets (20%) remained in short-term credits and cash equivalent investments.

The 12-month period ending December 31, 2009 can best be assessed by splitting the year into two parts: the first, from January 1 to early March, and the second, from early March to year-end. While no single event marks this split, global stock and bond markets shifted from extreme pessimism to cautious optimism in early March as selling pressure finally exhausted itself. Investors entered the year with trepidation, as many hoped that the residual impact of the collapse in property values and frozen credit markets had already manifested itself with the consolidations and failures of a number of banks and global financial services firms. Equity markets around the world disagreed and seemed to focus on the extreme recessionary conditions brought on by this cycle, as well as the cessation of business activity and spending by consumers and corporations alike. By early March, the S&P 500® Index and the MSCI All-Country World Index® had each fallen by approximately 27% year-to-date, adding to the bear market slide experienced in 2008. Meanwhile, "safe havens" such as U.S. Treasury bills and notes hit historically low yield levels, as cash poured into these dollar-denominated instruments from every corner of the world.

Global government officials and central bank governors prepared a number of policy responses in an attempt to provide liquidity and prevent a global depression from setting in. Perhaps the psychological impact of the U.S. stimulus bill (signed by the president in February) and global central banks' shifts to zero rate policies and quantitative easing programs provided the type of unprecedented response investors needed to see.

With little fanfare, and constant skepticism, global equities began to recover. Corporations discussed the "troughing" of the global economic downturn and maintained exceptional financial discipline. Emerging economies posted robust growth. Housing prices in the U.S., Europe and Australia stabilized. And global stock markets posted historic rallies. From March to year-end, the S&P 500® Index and the MSCI All-Country World Index® returned 67% and 73%, respectively. U.S. treasury notes saw their yields rise (and prices fall) as investors began to rotate from their extreme risk-aversion position. As 2009 drew to a close,

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

questions surrounding the health of the U.S. consumer and the recovery of capital spending continued, but the global economic expansion appeared underway.

During the year, we increased cyclical sector exposures in both the equity and fixed income portions of the Portfolio. Within the equity portfolio, allocations to technology and industrials rose, while financials and telecommunication services exposures were reduced. A long-standing bias toward large capitalization, higher quality companies continued, as did the Portfolio's tilt toward U.S. and emerging market equities. On a sector basis, the Portfolio's largest exposures at year-end included: information technology (approximately 26% of total equity portfolio market value), industrials (14%), and health care (14%). Our smallest sector exposures at period end included materials (5%), utilities (3%) and telecommunications services (3%).

The fixed income component of the Portfolio shifted during the year as well, as mortgage and cash positions were reduced in order to fund purchases in other sectors of the fixed income market. By year-end, the Portfolio's mortgage exposure had been reduced from approximately 12% of fixed income assets to roughly 1%, while cash equivalents were reduced from 19% to 5%. Exposures to corporate-issued bonds, as well as U.S. government and foreign sovereign debt, increased throughout the year. At year-end, U.S. government-issued securities climbed to over 51% of the overall fixed income portfolio, while corporate credits represented approximately 41% of the total. The balance of the Portfolio was distributed among government-agency backed securities, cash, mortgages, and municipal securities, in descending order of exposure.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Randy Takian
President and Principal Executive Officer

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2009

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/09 – 12/31/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2009 continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (0.01% return)	$1,000.00	$1,000.10	$1.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.84	$1.38
Class Y
Actual (0.01% return)	$1,000.00	$1,000.10	$1.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.84	$1.38

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.27% and 0.27% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.58% and 0.83% for Class X and Class Y shares, respectively. These figures reflect fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.02%.

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (2.35% return)	$1,000.00	$1,023.50	$2.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.79	$2.45
Class Y
Actual (2.23% return)	$1,000.00	$1,022.30	$3.72
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.53	$3.72

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.48% and 0.73% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (11.23% return)	$1,000.00	$1,112.30	$2.93
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.43	$2.80
Class Y
Actual (11.05% return)	$1,000.00	$1,110.50	$4.26
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.55% and 0.80% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2009 continued

High Yield

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (18.95% return)	$1,000.00	$1,189.50	$9.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.08	$9.20
Class Y
Actual (18.95% return)	$1,000.00	$1,189.50	$11.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.82	$10.46

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.81% and 2.06% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.82% and 2.07% for Class X and Class Y shares, respectively.

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (17.46% return)	$1,000.00	$1,174.60	$5.26
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.37	$4.89
Class Y
Actual (17.23% return)	$1,000.00	$1,172.30	$6.63
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.11	$6.16

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.96% and 1.21% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Income Builder

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (21.95% return)	$1,000.00	$1,219.50	$5.82
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.96	$5.30
Class Y
Actual (21.76% return)	$1,000.00	$1,217.60	$7.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.70	$6.56

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.04% and 1.29% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2009 continued

Dividend Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (21.69% return)	$1,000.00	$1,216.90	$3.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.88	$3.36
Class Y
Actual (21.54% return)	$1,000.00	$1,215.40	$5.08
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.62	$4.63

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.66% and 0.91% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Global Dividend Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (17.49% return)	$1,000.00	$1,174.90	$5.15
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.47	$4.79
Class Y
Actual (17.36% return)	$1,000.00	$1,173.60	$6.52
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.21	$6.06

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.94% and 1.19% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (25.57% return)	$1,000.00	$1,255.70	$5.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09
Class Y
Actual (25.41% return)	$1,000.00	$1,254.10	$7.10
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.90	$6.36

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.08% and 1.33% for Class X and Class Y shares, respectively.

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2009 continued

Capital Opportunities

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (29.83% return)	$1,000.00	$1,298.30	$3.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.38	$2.85
Class Y
Actual (29.66% return)	$1,000.00	$1,296.60	$4.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.12	$4.13

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.56% and 0.81% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

S&P 500 Index

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (22.46% return)	$1,000.00	$1,224.60	$1.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.95	$1.28
Class Y
Actual (22.33% return)	$1,000.00	$1,223.30	$2.80
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.68	$2.55

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.25% and 0.50% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Aggressive Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (29.38% return)	$1,000.00	$1,293.80	$5.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09
Class Y
Actual (29.22% return)	$1,000.00	$1,292.20	$7.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.90	$6.36

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2009 continued

Strategist

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (13.24% return)	$1,000.00	$1,132.40	$2.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.43	$2.80
Class Y
Actual (13.10% return)	$1,000.00	$1,131.00	$4.30
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.55% and 0.80% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.58% and 0.83% for Class X and Class Y shares, respectively.

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2009

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Repurchase Agreements (40.7%)
$7,000	Banc of America Securities, (dated 12/31/09; proceeds $7,000,008; fully collateralized by Federal Home Loan Bank 0.80% due 06/30/11, valued at $7,143,805)	0.01%	01/04/10	$7,000,000
20,000	Barclay's Capital LLC, (dated 12/31/09; proceeds $20,000,000; fully collateralized by Government National Mortgage Assoc. 5.00% due 10/15/39, valued at $20,600,000)	0.00	01/04/10	20,000,000
40,465	BNP Paribas Securities, (dated 12/31/09; proceeds $40,465,000; fully collateralized by Federal National Mortgage Assoc. 3.79% - 4.50% due 01/01/23 - 03/01/38, valued at $41,678,950)	0.00	01/04/10	40,465,000
	Total Repurchase Agreements (Cost $67,465,000)			67,465,000
	Commercial Paper (25.1%)
	Domestic Bank (3.0%)
5,000	J.P. Morgan Chase and Co.	0.06	01/04/10	4,999,975
	International Banks (22.1%)
7,000	DNB NOR Bank ASA (a)	0.21	02/12/10	6,998,285
8,000	Intesa Funding LLC	0.20 - 0.25	01/19/10 - 03/29/10	7,997,183
6,500	Lloyds TSB Bank PLC	0.55	04/15/10	6,489,672
8,000	National Australia Funding (a)	0.20	01/27/10	7,998,845
5,000	Rabobank (U.S.) Finance Corp.	0.24	03/29/10	4,997,100
2,000	Societe Generale N.A., Inc.	0.26	03/16/10	1,998,931
				36,480,016
	Total Commercial Paper (Cost $41,479,991)			41,479,991
	Certificates of Deposit (18.1%)
	International Banks
5,000	Banco Bilbao Vizcaya Argentaria - NY	0.35	03/29/10	5,000,061
8,000	Barclays Bank PLC - NY	0.75	02/11/10	8,000,000
8,000	Calyon North America, Inc.	0.22	03/03/10	8,000,000
5,000	Nordea Bank AB	0.19	01/15/10	5,000,000
4,000	Royal Bank of Scotland PLC	0.28	02/09/10	4,000,000
	Total Certificates of Deposit (Cost $30,000,061)			30,000,061

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Floating Rate Notes (11.5%)
	International Banks (6.1%)
$5,000	Societe Generale N.Y., Inc.	0.38	(b)%	02/05/10(c)	$5,000,000
5,000	Westpac Banking Corp. (a)	0.28	(b)	03/08/10(c)	5,000,000
					10,000,000
	U.S. Government Agency (5.4%)
9,000	Federal Home Loan Banks	0.08	(b)	02/08/10(c)	8,996,715
	Total Floating Rate Notes (Cost $18,996,715)				18,996,715
	Short-Term Bank Note (4.8%)
	Domestic Bank
8,000	Bank of America N.A. (Cost $8,000,000)	0.23		02/17/10	8,000,000
	Total Investments (Cost $165,941,767) (d)			100.2%	165,941,767
	Liabilities in Excess of Other Assets			(0.2)	(310,572)
	Net Assets			100.0%	$165,631,195

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Rate shown is the rate in effect at December 31, 2009.

  (c)  Date of next interest rate reset.

  (d)  Cost is the same for federal income tax purposes.

MATURITY SCHEDULE†

1 - 30 Days	54%
31 - 60 Days	25
61 - 90 Days	17
91 - 120 Days	4
100%

†  As a percentage of total investments.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2009

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (50.8%)
	Aerospace/Defense (0.5%)
$400	BAE Systems Holdings, Inc. (144A) (a)	4.75%	08/15/10	$406,131
	Applications Software (0.3%)
230	Microsoft Corp.	2.95	06/01/14	232,703
	Auto - Cars/Light Trucks (0.5%)
360	Daimler Finance North America LLC	7.30	01/15/12	391,557
	Auto - Medium & Heavy Duty Trucks (0.1%)
100	PACCAR, Inc.	6.375	02/15/12	108,423
	Beverages - Non-Alcoholic (0.9%)
340	Bottling Group LLC	6.95	03/15/14	391,568
300	Coca-Cola Enterprises, Inc.	3.75	03/01/12	311,963
				703,531
	Beverages - Wine/Spirits (0.3%)
250	Diageo Finance BV (Netherlands)	3.875	04/01/11	258,114
	Brewery (0.3%)
205	Anheuser-Busch InBev Worldwide, Inc. (144A) (a)	5.375	11/15/14	217,277
	Building Product - Cement/Aggregation (0.3%)
230	Lafarge SA (France)	6.15	07/15/11	239,766
	Cable/Satellite TV (0.8%)
335	Comcast Cable Holdings LLC	9.80	02/01/12	379,335
200	Time Warner Cable, Inc.	8.25	02/14/14	233,957
				613,292
	Commercial Banks - Non-U.S. (8.8%)
315	Barclays Bank PLC (United Kingdom)	2.50	01/23/13	314,867
900	Commonwealth Bank of Australia (144A) (Australia) (a)	2.50	12/10/12	914,078
250	National Australia Bank Ltd. (144A) (Australia) (a)	5.35	06/12/13	269,297
2,300	Royal Bank of Scotland PLC (The) (144A) (United Kingdom) (a)	2.625	05/11/12	2,334,254
310	Royal Bank of Scotland PLC (The) (144A) (United Kingdom) (a)	4.875	08/25/14	314,566
320	Svenska Handelsbanken AB (144A) (Sweden) (a)	2.875	09/14/12	322,181
1,545	Swedbank AB (144A) (Sweden) (a)	2.90	01/14/13	1,574,710
810	Westpac Securities NZ Ltd. (144A) (New Zealand) (a)	2.50	05/25/12	821,750
				6,865,703
	Commercial Banks - Eastern U.S. (0.5%)
340	Credit Suisse (Switzerland)	5.50	05/01/14	369,325

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Commercial Banks - Southern U.S. (0.5%)
$385	BB&T Corp.	3.10%		07/28/11	$391,964
	Computer Services (0.5%)
360	Computer Sciences Corp.	7.375		06/15/11	387,557
	Computers (0.9%)
105	Dell, Inc.	3.375		06/15/12	108,647
330	Hewlett-Packard Co.	0.366	(b)	03/01/12	330,149
220	International Business Machines Corp.	4.75		11/29/12	236,516
					675,312
	Consumer Products - Miscellaneous (0.4%)
310	Clorox Co.	4.20		01/15/10	310,284
	Data Processing Services (0.5%)
370	Fiserv, Inc.	6.125		11/20/12	403,149
	Diversified Financial Services (4.2%)
300	Bank of America Corp.	5.375		08/15/11	315,054
325	Citigroup, Inc. (See Note 6)	4.625		08/03/10	331,657
275	Citigroup, Inc. (See Note 6)	5.30		10/17/12	286,664
700	General Electric Capital Corp. (Series A)	5.45		01/15/13	744,679
265	General Electric Capital Corp.	5.90		05/13/14	286,760
405	Goldman Sachs Group, Inc. (The)	5.25		10/15/13	430,484
325	Goldman Sachs Group, Inc. (The)	6.875		01/15/11	344,725
515	JPMorgan Chase & Co.	5.375		10/01/12	557,654
					3,297,677
	Diversified Minerals (0.6%)
235	BHP Billiton Finance USA Ltd. (Australia)	8.50		12/01/12	274,882
190	Rio Tinto Finance USA Ltd. (Australia)	5.875		07/15/13	205,181
					480,063
	Electric - Distribution (0.5%)
355	Detroit Edison Co. (The)	6.125		10/01/10	368,954
	Electric - Integrated (2.0%)
205	Columbus Southern Power Co. (Series E)	4.40		12/01/10	208,780
380	Dominion Resources, Inc.	5.70		09/17/12	410,890
215	Firstenergy Solutions Corp.	4.80		02/15/15	219,696
405	Ohio Power Co.	0.431	(b)	04/05/10	405,025
290	Southern Co.	4.15		05/15/14	298,518
30	Southern Co. (Series A)	5.30		01/15/12	32,158
					1,575,067

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Electronic Connectors (0.2%)
$140	Amphenol Corp.	4.75%		11/15/14	$140,200
	Electronic Measuring Instrument (0.5%)
385	Agilent Technologies, Inc.	4.45		09/14/12	398,594
	Enterprise Software/Service (0.5%)
335	Oracle Corp.	5.00		01/15/11	348,456
	Fiduciary Banks (0.4%)
305	Mellon Funding Corp.	6.40		05/14/11	323,799
	Finance - Auto Loans (0.5%)
395	American Honda Finance Corp. (MTN) (144A) (a)	2.757	(b)	06/02/11	404,875
	Finance - Commercial (0.6%)
390	Caterpillar Financial Services Corp. (MTN)	6.125		02/17/14	436,241
	Finance - Consumer Loans (1.3%)
695	HSBC Finance Corp.	6.75		05/15/11	734,771
215	John Deere Capital Corp.	7.00		03/15/12	238,630
					973,401
	Finance - Credit Card (1.7%)
475	American Express Co.	7.25		05/20/14	536,484
750	MBNA Corp.	6.125		03/01/13	796,243
					1,332,727
	Finance - Investment Banker/Broker (1.1%)
200	Credit Suisse USA, Inc.	6.125		11/15/11	215,772
260	Merrill Lynch & Co., Inc.	5.45		02/05/13	273,784
365	TD Ameritrade Holding Corp.	2.95		12/01/12	361,083
					850,639
	Finance - Other Services (0.5%)
390	BP Capital Markets PLC (United Kingdom)	3.625		05/08/14	399,371
	Food - Miscellaneous/Diversified (0.8%)
215	ConAgra Foods, Inc.	5.875		04/15/14	234,519
345	Kraft Foods, Inc.	6.75		02/19/14	381,858
					616,377
	Food - Retail (0.3%)
225	Kroger Co. (The)	7.50		01/15/14	257,015
	Industrial Gases (0.3%)
240	Praxair, Inc.	6.375		04/01/12	263,865

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Life/Health Insurance (0.9%)
$325	Principal Life Income Funding Trusts (MTN)	5.15%	06/17/11	$338,634
315	Prudential Financial, Inc. (MTN)	3.625	09/17/12	319,864
				658,498
	Medical Products (0.4%)
275	Baxter International, Inc.	4.00	03/01/14	283,861
	Medical - Biomedical/Genetics (0.2%)
180	Genentech, Inc.	4.40	07/15/10	183,729
	Medical - HMO (0.2%)
185	UnitedHealth Group, Inc.	5.25	03/15/11	191,754
	Money Center Banks (0.7%)
500	Lloyds TSB Bank PLC (144A) (United Kingdom) (a)	2.80	04/02/12	510,362
	Multi-line Insurance (0.7%)
515	MetLife Global Funding I (See Note 6) (144A) (a)	5.75	07/25/11	541,475
	Multimedia (0.4%)
250	Time Warner, Inc.	6.875	05/01/12	273,834
	Oil Companies - Exploration & Production (1.6%)
450	Burlington Resources Finance Co. (Canada)	6.68	02/15/11	478,317
335	Devon Financing Corp. ULC (Canada)	6.875	09/30/11	364,066
350	EOG Co. of Canada (144A) (Canada) (a)	7.00	12/01/11	375,880
				1,218,263
	Oil Company - Integrated (0.3%)
255	Chevron Corp.	3.95	03/03/14	266,479
	Pipelines (1.0%)
180	Enterprise Products Operating LLC (Series B)	7.50	02/01/11	190,772
225	Enterprise Products Operating LLC (Series O)	9.75	01/31/14	268,763
320	Plains All American Pipeline LP/PAA Finance Corp.	4.25	09/01/12	330,442
				789,977
	Reinsurance (0.3%)
210	Berkshire Hathaway Finance Corp.	4.00	04/15/12	220,194
	REITS - Regional Malls (0.2%)
110	Simon Property Group LP	6.75	05/15/14	117,335
	Retail - Discount (0.4%)
245	Wal-Mart Stores, Inc.	7.25	06/01/13	282,843
	Retail - Drug Store (0.2%)
180	CVS Caremark Corp.	5.75	08/15/11	191,752

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Retail - Restaurants (0.3%)
$185	Yum! Brands, Inc.	8.875%		04/15/11	$200,245
	Savings & Loan/Thrifts - Eastern U.S. (0.4%)
320	Sovereign Bancorp, Inc.	0.479	(b)	03/23/10	319,896
	Special Purpose Banks (2.8%)
1,530	Kreditanstalt fuer Wiederaufbau (Series G) (Germany)	2.25		04/16/12	1,553,793
577	Societe Financement de l'Economie Francaise (144A) (France) (a)	3.375		05/05/14	588,818
					2,142,611
	Special Purpose Entity (0.7%)
250	Harley-Davidson Funding Corp. (144A) (a)	5.25		12/15/12	255,727
260	Xlliac Global Funding (144A) (a)	4.80		08/10/10	261,549
					517,276
	Super - Regional Banks - U.S. (2.3%)
405	Bank One Corp.	5.25		01/30/13	429,791
370	Capital One Financial Corp. (MTN)	5.70		09/15/11	388,795
195	US Bancorp	4.20		05/15/14	202,619
740	Wells Fargo & Co.	5.25		10/23/12	790,521
					1,811,726
	Telecommunication Services (0.9%)
150	Verizon Global Funding Corp.	7.25		12/01/10	158,552
500	Verizon Global Funding Corp.	7.375		09/01/12	563,952
					722,504
	Telephone - Integrated (3.2%)
350	AT&T, Inc.	4.95		01/15/13	373,671
395	BellSouth Corp.	6.00		10/15/11	427,302
175	British Telecommunications PLC (United Kingdom)	9.125		12/15/10	187,525
300	Deutsche Telekom International Finance BV (Netherlands)	8.50		06/15/10	310,062
395	France Telecom SA (France)	4.375		07/08/14	413,181
505	Telecom Italia Capital SA (Luxembourg)	4.875		10/01/10	516,960
220	Telefonica Europe BV (Netherlands)	7.75		09/15/10	230,183
					2,458,884
	Transport - Rail (0.6%)
460	Union Pacific Corp.	6.50		04/15/12	502,615
	Total Corporate Bonds (Cost $38,495,299)				39,447,522

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Foreign Government Obligations (2.4%)
$1,508	Denmark Government International Bond (Series E) (Denmark)	2.75%	11/15/11	$1,551,883
290	Export Development Canada (Canada)	3.125	04/24/14	294,044
	Total Foreign Government Obligations (Cost $1,831,154)			1,845,927
	U.S. Government Agencies and Obligations (21.7%)
	Commercial Banks - Central U.S. - FDIC Guaranteed (3.5%)
2,600	KeyBank NA	3.20	06/15/12	2,700,349
	Diversified Financial Services - FDIC Guaranteed (6.1%)
500	Bank of America Corp.	2.10	04/30/12	504,900
1,960	Citigroup, Inc. (See Note 6)	2.125	04/30/12	1,982,105
700	Goldman Sachs Group, Inc. (The)	3.25	06/15/12	727,681
1,500	JPMorgan Chase & Co.	3.125	12/01/11	1,553,193
				4,767,879
	Super - Regional Banks - U.S. - FDIC Guaranteed (4.8%)
3,710	PNC Funding Corp.	2.30	06/22/12	3,774,940
	U.S. Government Obligations (7.3%)
3,210	U.S. Treasury Note	0.75	11/30/11	3,190,066
	U.S. Treasury Strips
705		0.00	11/15/19	468,257
1,190		0.00	11/15/20	743,832
2,260		0.00	11/15/22	1,246,874
				5,649,029
	Total U.S. Government Agencies and Obligations (Cost $16,814,235)			16,892,197
	U.S. Government Agencies - Mortgage-Backed Securities (2.4%)
	Federal Home Loan Mortgage Corp. (ARM) (0.8%)
188		5.581	01/01/38	198,455
184		5.673	04/01/37	194,699
214		6.025	02/01/37	226,773
				619,927
	Federal National Mortgage Assoc. (0.9%)
485		6.50	01/01/32 - 11/01/33	523,576
163		7.00	08/01/29 - 06/01/32	179,877
				703,453

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Federal National Mortgage Assoc. (ARM) (0.7%)
$349		5.736%		12/01/36	$368,766
144		5.783		03/01/38	152,302
					521,068
	Total U.S. Government Agencies - Mortgage-Backed Securities (Cost $1,818,373)				1,844,448
	Asset-Backed Securities (17.9%)
675	American Express Credit Account Master Trust 2009-2 A	1.483	(b)	03/15/17	694,459
1,100	Bank of America Auto Trust 2009-1A A2 (144A) (a)	1.70		12/15/11	1,105,783
725	BMW Vehicle Lease Trust 2009-1 A2	2.04		04/15/11	728,994
119	Capital Auto Receivables Asset Trust 2008-2 A2B	1.153	(b)	03/15/11	118,795
141	Capital Auto Receivables Asset Trust 2007-3 A3A	5.02		09/15/11	142,640
807	Capital One Multi-Asset Execution Trust 2005-A10 A	0.313	(b)	09/15/15	792,058
325	Chrysler Financial Auto Securitization Trust 2009-A A2	1.85		06/15/11	327,160
600	Citibank Credit Card Issuance Trust 2009-A5 A5 (See Note 6)	2.25		12/23/14	594,960
775	Daimler Chrysler Auto Trust 2007-A A3A	5.00		02/08/12	787,518
850	Discover Card Master Trust 2009-A1 A1	1.533	(b)	12/15/14	854,736
700	Ford Credit Auto Owner Trust 2009-E A3	1.51		01/15/14	696,555
775	Ford Credit Floorplan Master Owner Trust 2009-2 A	1.783	(b)	09/15/14	776,704
1,150	GE Capital Credit Card Master Note Trust 2009-1 A	2.333	(b)	04/15/15	1,167,754
440	Harley-Davidson Motorcycle Trust 2009-4 A3	1.87		02/15/14	438,556
950	Harley-Davidson Motorcycle Trust 2009-2 A2	2.00		07/15/12	956,504
350	Honda Auto Receivables Owner Trust 2009-3 A2	1.50		08/15/11	351,770
750	Huntington Auto Trust 2009-1A A3 (144A) (a)	3.94		06/17/13	772,213
99	John Deere Owner Trust 2009-A A1	1.132		07/02/10	99,045
425	MMAF Equipment Finance LLC 2009-AA A3 (144A) (a)	2.37		11/15/13	425,000
775	Nissan Auto Lease Trust 2009-A A2	2.01		04/15/11	779,750
775	Nissan Auto Lease Trust 2009-B A3	2.07		01/15/15	779,868
159	USAA Auto Owner Trust 2007-2 A3	4.90		02/15/12	160,691
318	Volkswagen Auto Lease Trust 2009-A A2	2.87		07/15/11	320,676
	Total Asset-Backed Securities (Cost $13,791,236)				13,872,189

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Collateralized Mortgage Obligation (0.6%)
	U.S. Government Agency
$420	Federal Home Loan Mortgage Corp. 2182 ZC (Cost $449,449)	7.50%	09/15/29	$454,883
	Commercial Mortgage-Backed Security (0.2%)
	Private Issue
190	Wachovia Bank Commercial Mortgage Trust 2004-C12 A4 (Cost $193,399) (b)	5.237	07/15/41	188,760
	Short-Term Investments (3.7%)
	U.S. Government Obligation (c)(d) (1.2%)
905	U.S. Treasury Bill (Cost $904,524)	0.152	05/06/10	904,535
NUMBER OF SHARES (000)
	Investment Company (2.5%)
1,961	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,960,815)			1,960,815
	Total Short-Term Investments (Cost $2,865,339)			2,865,350
	Total Investments (Cost $76,258,484) (e)(f)		99.7%	77,411,276
	Other Assets in Excess of Liabilities		0.3	230,437
	Net Assets		100.0%	$77,641,713

  ARM  Adjustable Rate Mortgage. Interest rate in effect as of December 31, 2009.

  FDIC  Federal Deposit Insurance Corporation.

  MTN  Medium Term Note.

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Floating rate security. Rate shown is the rate in effect at December 31, 2009.

  (c)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (d)  A portion of this security has been physically segregated in connection with open futures and swap contracts.

  (e)  Securities have been designated as collateral in connection with open futures and swap contracts.

  (f)  The aggregate cost for federal income tax purposes is $76,664,789. The aggregate gross unrealized appreciation is $874,412 and the aggregate gross unrealized depreciation is $127,925 resulting in net unrealized appreciation of $746,487.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2009 continued

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2009:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
31	Long	U.S. Treasury Notes 10 Year, March 2010	$3,579,047	$(88,135)
19	Long	U.S. Treasury Notes 5 Year, March 2010	2,173,273	(25,823)
1	Short	U.S. Treasury Bonds 30 Year, March 2010	(115,375)	5,998
192	Short	U.S. Treasury Notes 2 Year, March 2010	(41,522,999)	221,439
Net Unrealized Appreciation				$113,479

INTEREST RATE SWAP CONTRACTS OPEN AT DECEMBER 31, 2009:

COUNTERPARTY	NOTIONAL AMOUNT (000's)	PAYMENTS RECEIVED BY FUND	PAYMENTS MADE BY FUND	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank^	$1,590	Floating Rate 4.141#%	Fixed Rate 0.00%	November 15, 2019	$(71,640)
Barclays Bank^^	1,590	Fixed Rate 0.00	Floating Rate 0.816#	November 15, 2019	(95,339)
Credit Suisse Group***	2,400	Fixed Rate 5.086	Floating Rate 0.00#	December 23, 2019	(11,520)
Credit Suisse Group	577	Floating Rate 0.248#	Fixed Rate 4.386	December 23, 2039	13,306
Deutsche Bank AG***	7,913	Fixed Rate 4.40	Floating Rate 0.00#	October 1, 2016	(48,507)
Deutsche Bank AG***	4,258	Floating Rate 0.00#	Fixed Rate 4.41	October 3, 2018	50,543
Deutsche Bank AG^^	1,100	Fixed Rate 0.00	Floating Rate 0.816#	November 15, 2021	(75,918)
Deutsche Bank AG^	1,100	Floating Rate 4.117#	Fixed Rate 0.00	November 15, 2021	(22,916)
JPMorgan Chase Bank N.A. New York^	705	Floating Rate 4.314#	Fixed Rate 0.00	November 15, 2019	(26,110)
JPMorgan Chase Bank N.A. New York^	1,190	Floating Rate 4.026#	Fixed Rate 0.00	November 15, 2020	(54,130)
JPMorgan Chase Bank N.A. New York^	2,260	Floating Rate 0.245#	Fixed Rate 0.00	November 15, 2022	80,177
Net Unrealized Depreciation					$(262,054)

  ***  Forward interest rate swap. Periodic payments on specified notional contract amount with future effective date, unless terminated earlier.

  #  Floating rate based on USD-3 Months LIBOR.

  ^  Portfolio will make payments of $616,586, $474,412, $267,984, $503,070 and $895,625 respectively, on termination date.

  ^^  Portfolio will receive payments of $436,614 and $367,331 respectively on termination date.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2009 continued

LONG-TERM CREDIT ANALYSIS (unaudited)
AAA	60.3%
AA	10.4
A	18.3
BBB	11.0
	100.0	%++

++  Does not include open long/short futures contracts with an underlying face amount of $47,390,694 and net unrealized appreciation of $113,479. Also does not include open swap contracts with net unrealized depreciation of $262,054.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2009

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (95.1%)
	Advertising Agencies (0.2%)
$490	Omnicom Group, Inc.	6.25%	07/15/19	$529,592
	Advertising Services (0.5%)
1,195	WPP Finance (United Kingdom)	8.00	09/15/14	1,360,376
	Agricultural Chemicals (1.2%)
895	Agrium, Inc. (Canada)	6.75	01/15/19	969,234
815	Mosaic Co. (The) (144A) (a)	7.625	12/01/16	891,221
245	Potash Corp. of Saskatchewan, Inc. (Canada)	4.875	03/30/20	242,204
555	Potash Corp. of Saskatchewan, Inc. (Canada)	5.875	12/01/36	548,238
560	Potash Corp. of Saskatchewan, Inc. (Canada)	6.50	05/15/19	621,332
				3,272,229
	Agricultural Operations (0.3%)
580	Bunge Ltd. Finance Corp.	8.50	06/15/19	662,247
	Airlines (0.3%)
1,007	America West Airlines LLC (Series 011G) (AMBAC Insd)	7.10	04/02/21	795,613
	Appliances (0.2%)
450	Whirlpool Corp.	8.60	05/01/14	509,982
	Auto - Cars/Light Trucks (0.2%)
395	Daimler Finance North America LLC	8.50	01/18/31	486,706
	Beverages - Non-Alcoholic (0.4%)
860	Dr Pepper Snapple Group, Inc.	6.82	05/01/18	966,319
	Beverages - Wine/Spirits (0.3%)
610	Bacardi Ltd. (144A) (Bermuda) (a)	8.20	04/01/19	722,207
165	Constellation Brands, Inc.	7.25	09/01/16	168,300
				890,507
	Brewery (0.7%)
470	Anheuser-Busch Cos., Inc.	5.50	01/15/18	477,146
510	Anheuser-Busch InBev Worldwide, Inc. (144A) (a)	5.375	11/15/14	540,543
85	Anheuser-Busch InBev Worldwide, Inc. (144A) (a)	8.20	01/15/39	107,825
700	FBG Finance Ltd. (144A) (Australia) (a)	5.125	06/15/15	725,400
				1,850,914
	Broadcast Service/Program (0.1%)
280	Grupo Televisa SA (Mexico)	6.00	05/15/18	283,147
	Building Product - Cement/Aggregation (1.2%)
820	CRH America, Inc.	6.00	09/30/16	857,641
480	CRH America, Inc.	8.125	07/15/18	560,729

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$545	Holcim US Finance Sarl & Cie SCS (144A) (Luxembourg) (a)	6.00%		12/30/19	$568,351
580	LAFARGE SA (France)	6.50		07/15/16	615,732
525	LAFARGE SA (France)	7.125		07/15/36	551,413
					3,153,866
	Building-Residential/Commercial (0.6%)
1,675	Toll Brothers Finance Corp.	6.75		11/01/19	1,643,386
	Cable/Satellite TV (3.4%)
180	Comcast Corp.	5.70		05/15/18	189,540
820	Comcast Corp.	6.40		05/15/38	846,597
270	Comcast Corp.	6.45		03/15/37	279,293
1,620	Comcast Corp.	6.50		01/15/15	1,816,939
980	COX Communications, Inc. (144A) (a)	8.375		03/01/39	1,224,088
320	CSC Holdings, Inc.	7.625		07/15/18	331,200
465	DIRECTV Holdings LLC/Financing Co., Inc. (144A) (a)	5.875		10/01/19	473,821
275	DIRECTV Holdings LLC/Financing Co., Inc.	6.375		06/15/15	287,031
620	DIRECTV Holdings LLC/Financing Co., Inc.	7.625		05/15/16	678,215
1,200	Time Warner Cable, Inc.	6.75		07/01/18	1,320,428
375	Time Warner Cable, Inc.	6.75		06/15/39	394,025
350	Time Warner Cable, Inc.	8.25		04/01/19	417,582
485	Time Warner Cable, Inc.	8.75		02/14/19	592,075
					8,850,834
	Cellular Telephone (0.3%)
810	Vodafone Group PLC (United Kingdom)	5.625		02/27/17	861,623
	Commercial Banks - Non-U.S. (2.9%)
545	Barclays Bank PLC (144A) (United Kingdom) (a)	6.05		12/04/17	555,514
1,495	Barclays Bank PLC (United Kingdom)	6.75		05/22/19	1,670,516
1,675	HBOS PLC (144A) (United Kingdom) (a)	6.75		05/21/18	1,556,656
260	Rabobank Nederland (144A) (Netherlands) (a)	11.00	(b)	06/30/49(c)	317,886
1,310	Royal Bank of Scotland PLC (The) (144A) (United Kingdom) (a)	4.875		08/25/14	1,329,295
925	Royal Bank of Scotland Group PLC (United Kingdom)	6.40		10/21/19	923,690
1,325	Westpac Banking Corp. (Australia)	4.20		02/27/15	1,348,374
					7,701,931
	Commercial Banks - Eastern U.S. (2.6%)
3,250	Credit Suisse (Switzerland)	5.30		08/13/19	3,343,928
580	Credit Suisse (Switzerland)	6.00		02/15/18	607,850
715	Discover Bank/Greenwood	8.70		11/18/19	767,299
760	PNC Bank NA	6.00		12/07/17	772,707
1,300	UBS AG/Stamford Branch (Switzerland)	5.875		12/20/17	1,338,112
					6,829,896

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Commercial Banks - Southern U.S. (1.3%)
$1,160	BB&T Corp. (MTN)	6.85%		04/30/19	$1,303,340
805	Regions Financial Corp.	7.75		11/10/14	794,697
1,370	Wachovia Bank NA	5.85		02/01/37	1,314,887
					3,412,924
	Consumer Products - Miscellaneous (0.2%)
460	Fortune Brands, Inc.	6.375		06/15/14	493,116
	Containers - Paper/Plastic (0.2%)
515	Sealed Air Corp. (144A) (a)	7.875		06/15/17	549,333
	Data Processing Services (0.2%)
350	Fiserv, Inc.	6.80		11/20/17	386,801
	Diversified Financial Services (11.8%)
1,115	Bank of America Corp. (Series L)	5.65		05/01/18	1,134,275
1,865	Bank of America Corp.	5.75		12/01/17	1,912,811
795	Bank of America Corp.	7.625		06/01/19	921,280
1,735	Citigroup, Inc. (See Note 6)	5.875		05/29/37	1,533,709
480	Citigroup, Inc. (See Note 6)	6.125		05/15/18	483,378
265	Citigroup, Inc. (See Note 6)	8.125		07/15/39	299,994
4,820	Citigroup, Inc. (See Note 6)	8.50		05/22/19	5,575,174
795	Credit Agricole SA (144A) (France) (a)	8.375	(b)	10/13/49(c)	845,372
1,980	General Electric Capital Corp.	5.625		05/01/18	2,032,343
75	General Electric Capital Corp. (MTN)	5.875		01/14/38	69,670
6,075	General Electric Capital Corp. (Series G)	6.00		08/07/19	6,317,459
4,870	Goldman Sachs Group, Inc. (The)	6.15		04/01/18	5,221,794
1,565	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,613,748
2,430	JPMorgan Chase & Co.	6.00		01/15/18	2,616,418
340	JPMorgan Chase & Co.	6.30		04/23/19	374,692
					30,952,117
	Diversified Manufactured Operation (1.5%)
2,565	General Electric Co.	5.25		12/06/17	2,625,306
1,150	Tyco Electronics Group SA (Luxembourg)	5.95		01/15/14	1,203,944
					3,829,250
	Diversified Minerals (1.2%)
825	Rio Tinto Finance USA Ltd. (Australia)	9.00		05/01/19	1,045,853
475	Teck Resources Ltd. (Canada)	10.25		05/15/16	555,750
650	Vale Overseas Ltd. (Cayman Islands)	5.625		09/15/19	659,573
595	Vale Overseas Ltd. (Cayman Islands)	6.875		11/21/36	595,988
345	Vale Overseas Ltd. (Cayman Islands)	6.875		11/10/39	349,045
					3,206,209

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Electric - Generation (0.6%)
$1,610	AES Corp. (The)	8.00%		06/01/20	$1,646,225
	Electric - Integrated (5.8%)
65	CMS Energy Corp.	6.30		02/01/12	66,482
775	Consumers Energy Co.	5.80		09/15/35	748,256
435	Dominion Resources, Inc.	7.00		06/15/38	502,830
645	DTE Energy Co.	7.625		05/15/14	720,723
800	Entergy Gulf States Louisiana LLC	5.59		10/01/24	801,531
2,650	Exelon Generation Co. LLC	6.25		10/01/39	2,709,092
975	FirstEnergy Solutions Corp.	6.80		08/15/39	987,896
975	FirstEnergy Solutions Corp.	6.05		08/15/21	985,624
150	NiSource Finance Corp.	6.125		03/01/22	153,409
965	NiSource Finance Corp.	6.80		01/15/19	1,033,767
200	Ohio Power Co. (Series 1)	5.375		10/01/21	200,968
1,670	Ohio Power Co. (Series K)	6.00		06/01/16	1,772,835
1,510	PPL Energy Supply LLC	6.50		05/01/18	1,576,999
230	Progress Energy, Inc.	7.05		03/15/19	257,755
710	Southwestern Public Service Co. (Series G)	8.75		12/01/18	866,845
1,230	Virginia Electric & Power Co.	8.875		11/15/38	1,741,824
					15,126,836
	Electronic Component (0.3%)
746	Koninklijke Philips Electronics N.V. (Netherlands)	5.75		03/11/18	795,088
	Electronic Connectors (0.2%)
560	Amphenol Corp.	4.75		11/15/14	560,799
	Electronic Measuring Instrument (0.3%)
675	Agilent Technologies, Inc.	5.50		09/14/15	708,400
	Enterprise Software/Service (0.2%)
540	CA, Inc.	5.375		12/01/19	544,065
	Finance - Consumer Loans (1.8%)
785	American General Finance Corp. (Series H)	4.625		09/01/10	760,914
1,140	HSBC Finance Corp.	6.375		10/15/11	1,212,929
1,660	HSBC Finance Corp.	6.75		05/15/11	1,754,992
1,060	SLM Corp. (MTN)	0.442	(b)	07/26/10	1,037,546
					4,766,381
	Finance - Credit Card (1.4%)
525	American Express Co.	8.125		05/20/19	623,215
1,995	American Express Credit Corp. (Series C)	7.30		08/20/13	2,243,946
780	Capital One Bank USA NA	8.80		07/15/19	923,243
					3,790,404

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Finance - Investment Banker/Broker (4.5%)
$610	Bear Stearns Cos. LLC (The)	5.55%	01/22/17	$611,060
1,060	Bear Stearns Cos. LLC (The)	7.25	02/01/18	1,218,622
2,610	JPMorgan Chase Capital XXVII (Series AA)	7.00	11/01/39	2,640,477
1,210	Macquarie Group Ltd. (144A) (Australia) (a)	7.625	08/13/19	1,350,155
3,625	Merrill Lynch & Co., Inc. (MTN)	6.875	04/25/18	3,911,933
930	Merrill Lynch & Co., Inc.	7.75	05/14/38	1,024,924
1,120	TD Ameritrade Holding Corp.	5.60	12/01/19	1,114,660
				11,871,831
	Food - Miscellaneous/Diversified (1.7%)
860	ConAgra Foods, Inc.	7.00	10/01/28	924,068
740	ConAgra Foods, Inc.	8.25	09/15/30	889,432
1,070	Kraft Foods, Inc.	6.125	08/23/18	1,130,049
700	Kraft Foods, Inc.	6.875	02/01/38	736,905
610	Kraft Foods, Inc.	6.875	01/26/39	642,562
				4,323,016
	Food - Retail (0.4%)
835	Delhaize America, Inc.	9.00	04/15/31	1,071,922
	Gas - Distribution (0.4%)
780	Florida Gas Transmission Co. LLC (144A) (a)	7.90	05/15/19	914,497
	Gold Mining (0.3%)
880	Newmont Mining Corp.	6.25	10/01/39	884,022
	Independent Power Producer (0.1%)
295	NRG Energy, Inc.	8.50	06/15/19	303,850
	Instruments - Scientific (0.3%)
820	Fisher Scientific International, Inc.	6.125	07/01/15	845,727
	Investment Management/Advisor Services (0.7%)
870	Ameriprise Financial, Inc.	7.30	06/28/19	969,175
855	Blackstone Holdings Finance Co. LLC (144A) (a)	6.625	08/15/19	838,312
				1,807,487
	Life/Health Insurance (2.3%)
660	Aflac, Inc.	8.50	05/15/19	761,576
745	Lincoln National Corp.	8.75	07/01/19	852,650
1,025	Principal Financial Group, Inc.	8.875	05/15/19	1,184,294
925	Protective Life Corp.	7.375	10/15/19	928,596
950	Prudential Financial, Inc. (MTN)	4.75	09/17/15	964,508
635	Prudential Financial, Inc. (MTN)	6.625	12/01/37	653,004
660	Prudential Financial, Inc. (Series D)	7.375	06/15/19	741,252
				6,085,880

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Medical Instruments (0.2%)
$600	Boston Scientific Corp.	6.00%	01/15/20	$614,216
	Medical Labs & Testing Services (0.2%)
605	Quest Diagnostics, Inc.	4.75	01/30/20	592,313
	Medical - Biomedical/Genetics (0.3%)
790	Biogen Idec, Inc.	6.875	03/01/18	851,648
	Medical - Drugs (0.3%)
405	Pfizer, Inc.	7.20	03/15/39	496,572
150	Wyeth	6.45	02/01/24	167,503
				664,075
	Medical - Generic Drugs (0.2%)
565	Watson Pharmaceuticals, Inc.	6.125	08/15/19	584,020
	Medical - HMO (0.7%)
215	Aetna, Inc.	6.50	09/15/18	229,059
1,150	UnitedHealth Group, Inc.	6.00	02/15/18	1,189,790
260	WellPoint, Inc.	7.00	02/15/19	291,289
				1,710,138
	Medical - Hospitals (0.3%)
305	HCA, Inc. (144A) (a)	8.50	04/15/19	330,162
380	Tenet Healthcare Corp.	7.375	02/01/13	382,850
				713,012
	Metal - Aluminum (0.4%)
530	Alcoa, Inc.	5.87	02/23/22	493,188
465	Alcoa, Inc.	6.75	07/15/18	475,096
				968,284
	Metal - Copper (0.2%)
390	Freeport-McMoRan Copper & Gold, Inc.	8.375	04/01/17	427,635
	Multi-line Insurance (3.5%)
800	Aegon (Netherlands)	4.625	12/01/15	781,926
840	Allstate Corp. (The) (See Note 6)	7.45	05/16/19	977,622
1,285	American Financial Group, Inc.	9.875	06/15/19	1,443,062
1,335	CNA Financial Corp.	7.35	11/15/19	1,338,877
1,750	Farmers Insurance Exchange (144A) (a)	8.625	05/01/24	1,695,192
290	MetLife, Inc. (Series A) (See Note 6)	6.817	08/15/18	323,523
965	MetLife, Inc. (See Note 6)	10.75	08/01/39	1,191,267
590	MetLife, Inc. (See Note 6)	7.717	02/15/19	694,499
850	XL Capital Ltd. (Cayman Islands)	5.25	09/15/14	833,276
				9,279,244

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Multimedia (1.9%)
$170	News America, Inc.	6.40%	12/15/35	$175,120
930	News America, Inc.	6.65	11/15/37	985,565
370	News America, Inc.	7.85	03/01/39	434,161
610	Time Warner, Inc.	6.50	11/15/36	638,988
715	Time Warner, Inc.	7.70	05/01/32	842,063
205	Viacom, Inc.	5.625	09/15/19	214,441
850	Viacom, Inc.	6.875	04/30/36	922,014
760	Vivendi (144A) (France) (a)	6.625	04/04/18	824,998
				5,037,350
	Networking Products (0.3%)
650	Cisco Systems, Inc.	5.90	02/15/39	659,498
	Non-Hazardous Waste Disposal (0.7%)
665	Republic Services, Inc. (144A) (a)	5.50	09/15/19	676,537
1,105	Waste Management, Inc.	6.125	11/30/39	1,101,852
				1,778,389
	Office Automation & Equipment (0.4%)
255	Xerox Corp.	5.625	12/15/19	255,124
815	Xerox Corp.	6.35	05/15/18	851,527
				1,106,651
	Oil & Gas Drilling (0.4%)
985	Transocean, Inc. (Cayman Islands)	6.00	03/15/18	1,052,644
	Oil Companies - Exploration & Production (2.9%)
665	Chesapeake Energy Corp.	7.625	07/15/13	699,912
155	EnCana Corp. (Canada)	5.90	12/01/17	166,962
1,220	EnCana Corp. (Canada)	6.50	02/01/38	1,332,911
400	Gaz Capital SA (144A) (Luxembourg) (a)	6.51	03/07/22	369,000
445	Newfield Exploration Co.	7.125	05/15/18	451,675
950	Nexen, Inc. (Canada)	7.50	07/30/39	1,092,630
180	Pioneer Natural Resources Co.	6.65	03/15/17	178,428
480	Plains Exploration & Production Co.	7.625	06/01/18	493,200
1,370	Questar Market Resources, Inc.	6.80	04/01/18	1,429,931
550	XTO Energy, Inc.	5.50	06/15/18	587,661
685	XTO Energy, Inc.	6.50	12/15/18	784,104
				7,586,414
	Oil Company - Integrated (1.5%)
1,010	Cenovus Energy, Inc. (144A) (Canada) (a)	5.70	10/15/19	1,055,472
750	Hess Corp.	6.00	01/15/40	745,249
835	Marathon Oil Corp.	5.90	03/15/18	880,964

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$950	Petro-Canada (Canada)	5.95%	05/15/35	$940,592
410	Petrobras International Finance Co. (Cayman Islands)	5.75	01/20/20	419,138
				4,041,415
	Oil - Field Services (0.4%)
1,035	Weatherford International, Inc.	6.35	06/15/17	1,084,186
	Paper & Related Products (1.2%)
130	Georgia-Pacific LLC (144A) (a)	8.25	05/01/16	138,450
860	International Paper Co.	7.50	08/15/21	965,519
460	International Paper Co.	9.375	05/15/19	566,345
1,325	MeadWestvaco Corp.	7.375	09/01/19	1,458,057
				3,128,371
	Pharmacy Services (0.5%)
1,220	Medco Health Solutions, Inc.	7.125	03/15/18	1,373,613
	Pipelines (4.8%)
670	CenterPoint Energy Resources Corp.	6.25	02/01/37	651,576
375	CenterPoint Energy Resources Corp. (Series B)	7.875	04/01/13	422,695
364	Colorado Interstate Gas Co.	6.80	11/15/15	403,700
1,615	Energy Transfer Partners LP	9.00	04/15/19	1,928,197
275	Enterprise Products Operating LLC	5.25	01/31/20	272,562
1,265	Enterprise Products Operating LLC (Series G)	5.60	10/15/14	1,348,422
955	Kinder Morgan Energy Partners LP	5.85	09/15/12	1,028,390
1,480	Kinder Morgan Finance Co. ULC (Canada)	5.70	01/05/16	1,428,200
775	Midcontinent Express Pipeline LLC (144A) (a)	6.70	09/15/19	796,291
1,095	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	1,120,236
705	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	832,634
225	Spectra Energy Capital LLC	8.00	10/01/19	263,783
960	Texas Eastern Transmission LP	7.00	07/15/32	1,082,227
860	Transcontinental Gas Pipe Line Co. LLC (Series B)	8.875	07/15/12	986,271
				12,565,184
	Property Trust (0.5%)
1,200	WEA Finance LLC/WT Finance Aust Pty Ltd. (144A) (a)	6.75	09/02/19	1,290,794
	Real Estate Operation/Development (0.4%)
1,165	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	1,063,093
	Reinsurance (0.8%)
1,235	Platinum Underwriters Finance, Inc. (Series B)	7.50	06/01/17	1,264,834
775	Reinsurance Group of America, Inc.	6.45	11/15/19	773,851
				2,038,685

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	REITS - Apartments (0.3%)
$800	AvalonBay Communities, Inc. (MTN)	6.10%	03/15/20	$818,470
	REITS - Office Property (0.6%)
975	Boston Properties LP	5.875	10/15/19	979,856
650	Mack-Cali Realty Corp.	7.75	08/15/19	673,728
				1,653,584
	REITS - Regional Malls (0.3%)
610	Simon Property Group LP	6.75	05/15/14	650,678
	Retail - Building Products (0.4%)
955	Home Depot, Inc. (The)	5.875	12/16/36	924,873
	Retail - Discount (0.2%)
505	Wal-Mart Stores, Inc.	5.25	09/01/35	498,307
	Retail - Drug Store (0.6%)
1,555	CVS Pass-Through Trust	6.036	12/10/28	1,475,165
119	CVS Pass-Through Trust (144A) (a)	8.353	07/10/31	131,474
				1,606,639
	Retail - Regional Department Store (0.3%)
675	Kohl's Corp.	6.875	12/15/37	768,092
	Retail - Restaurants (0.5%)
235	Yum! Brands, Inc.	6.25	03/15/18	256,754
1,040	Yum! Brands, Inc.	6.875	11/15/37	1,127,341
				1,384,095
	Satellite Telecommunication (0.1%)
310	Intelsat Subsidiary Holding Co. Ltd. (Bermuda)	8.50	01/15/13	317,750
	Semiconductor Equipment (0.4%)
905	KLA-Tencor Corp.	6.90	05/01/18	953,696
	Special Purpose Entity (1.0%)
925	AIG SunAmerica Global Financing (144A) (a)	6.30	05/10/11	920,378
800	Capital One Capital	8.875	05/15/40	858,000
820	Harley-Davidson Funding Corp. (144A) (a)	6.80	06/15/18	819,017
				2,597,395
	Steel - Producers (1.1%)
2,170	ArcelorMittal (Luxembourg)	9.85	06/01/19	2,811,287
	Super - Regional Banks - U.S. (2.5%)
455	PNC Funding Corp.	6.70	06/10/19	510,039
5,875	Wells Fargo & Co.	5.625	12/11/17	6,120,675
				6,630,714

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Telecom Equipment Fiber Optics (0.3%)
$545	Corning, Inc.	6.625%	05/15/19	$594,961
290	Corning, Inc.	7.25	08/15/36	296,365
				891,326
	Telecommunication Services (0.4%)
445	Qwest Corp.	6.50	06/01/17	439,437
260	Qwest Corp.	6.875	09/15/33	230,100
305	SBA Telecommunications, Inc. (144A) (a)	8.25	08/15/19	324,825
				994,362
	Telephone - Integrated (7.9%)
4,070	AT&T Corp.	8.00	11/15/31	4,981,603
1,855	AT&T, Inc.	6.15	09/15/34	1,839,442
840	CenturyTel, Inc.	6.00	04/01/17	863,802
415	CenturyTel, Inc. (Series Q)	6.15	09/15/19	425,055
715	Citizens Communications Co.	7.125	03/15/19	679,250
375	Deutsche Telekom International Finance BV (Netherlands)	6.00	07/08/19	401,106
315	Deutsche Telekom International Finance BV (Netherlands)	6.75	08/20/18	353,253
555	Deutsche Telekom International Finance BV (Netherlands)	8.75	06/15/30	715,706
1,680	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	1,851,461
725	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	809,686
2,120	Telefonica Europe BV (Netherlands)	8.25	09/15/30	2,646,735
2,470	Verizon Communications, Inc.	5.50	02/15/18	2,581,832
225	Verizon Communications, Inc.	6.35	04/01/19	248,666
790	Verizon Communications, Inc.	6.90	04/15/38	878,466
1,015	Verizon Communications, Inc.	8.95	03/01/39	1,377,658
				20,653,721
	Television (0.2%)
515	CBS Corp.	8.875	05/15/19	617,127
	Tobacco (1.5%)
280	Altria Group, Inc.	9.25	08/06/19	341,785
460	Altria Group, Inc.	9.70	11/10/18	569,525
505	Altria Group, Inc.	10.20	02/06/39	675,603
445	BAT International Finance PLC (144A) (United Kingdom) (a)	9.50	11/15/18	565,996
835	Lorillard Tobacco Co.	8.125	06/23/19	919,525
835	Philip Morris International, Inc.	5.65	05/16/18	879,533
45	Philip Morris International, Inc.	6.375	05/16/38	48,808
				4,000,775

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Transport - Rail (0.4%)
$505	CSX Corp.	6.15%		05/01/37	$513,354
535	CSX Corp.	7.375		02/01/19	612,227
					1,125,581
	Total Corporate Bonds (Cost $234,713,344)				249,634,692
	Commercial Mortgage-Backed Securities (0.8%)
475	Banc of America Commercial Mortgage Inc. 2007-4 A4	5.744	(b)	02/10/51	420,097
850	Bear Stearns Commercial Mortgage Securities 2007-T26 A4	5.471	(b)	01/12/45	806,103
930	LB-UBS Commercial Mortgage Trust 2006-C6 A4	5.372		09/15/39	888,251
	Total Commercial Mortgage-Backed Securities (Cost $1,882,709)				2,114,451
	Municipal Bonds (0.2%)
600	State of California - Various Purpose General Obligation Bonds (Cost $602,790)	5.95		04/01/16	606,162
	U.S. Government Agency - Mortgage-Backed Security (0.0%)
1	Federal Home Loan Mortgage Corp. Gold (Cost $1,522)	6.50		12/01/28	1,586
	Short-Term Investments (2.7%)
	U.S. Government Obligation (d)(e) (0.6%)
1,420	U.S. Treasury Bill (Cost $1,419,253)	0.152		05/06/10	1,419,271
NUMBER OF SHARES (000)
	Investment Company (2.1%)
5,618	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $5,618,450)				5,618,450
	Total Short-Term Investments (Cost $7,037,703)				7,037,721
	Total Investments (Cost $244,238,068) (f)(g)			98.8%	259,394,612
	Other Assets in Excess of Liabilities			1.2	3,201,044
	Net Assets			100.0%	$262,595,656

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2009 continued

  MTN  Medium Term Note.

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Floating rate security. Rate shown is the rate in effect at December 31, 2009.

  (c)  Security issued with perpetual maturity.

  (d)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (e)  A portion of this security has been physically segregated in connection with open futures contracts and open swap contracts.

  (f)  Securities have been designated as collateral in connection with open futures contracts and open swap contracts.

  (g)  The aggregate cost for federal income tax purposes is $244,859,453. The aggregate gross unrealized appreciation is $15,504,589 and the aggregate gross unrealized depreciation is $969,430 resulting in net unrealized appreciation of $14,535,159.

Bond Insurance:

AMBAC  AMBAC Assurance Corporation.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2009:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
119	Long	U.S. Treasury Notes 2 Year, March 2010	$25,735,609	$(141,406)
211	Long	U.S. Treasury Notes 5 Year, March 2010	24,134,773	(449,451)
167	Short	U.S. Treasury Bonds 30 Year, March 2010	(19,267,625)	807,577
367	Short	U.S. Treasury Notes 10 Year, March 2010	(42,371,299)	1,007,262
Net Unrealized Appreciation				$1,223,982

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2009 continued

CREDIT DEFAULT SWAPS CONTRACTS OPEN AT DECEMBER 31, 2009:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000's)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION+
								(unaudited)
Bank of America, N.A.
Carnival Corp.	Buy	$1,185	1.57%	March 20, 2018	$(56,603)	—	$(56,603)	BBB+
Bank of America, N.A. Centurytel, Inc.	Buy	905	0.88	September 20, 2017	11,359	—	11,359	BBB-
Goldman Sachs International Sealed Air Corp.	Buy	505	1.08	March 20, 2018	3,310	—	3,310	BB+
Bank of America, N.A. Tyco Electronics Ltd.	Buy	925	5.00	June 20, 2014	(133,411)	$(38,859)	(172,270)	BBB-
Bank of America, N.A. Toll Brothers Inc.	Buy	1,695	2.90	March 20, 2013	(91,539)	—	(91,539)	BBB-
Barclays Capital Whirlpool Corp.	Buy	450	1.00	June 20, 2014	(23,575)	24,263	688	BBB-
Total Credit Default Swaps					$(290,459)	$(14,596)	$(305,055)

  +  Credit rating as issued by Standard & Poors.

LONG-TERM CREDIT ANALYSIS (unaudited)
AAA	3.3%
AA	13.4
A	32.4
BBB	47.0
BB	3.6
B or BELOW	0.3
	100.0	%++

++  Does not include open long/short futures contracts with an underlying face amount of $111,509,306 and net unrealized appreciation of $1,223,982. Also does not include open swap contracts with net unrealized depreciation of $290,459.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ December 31, 2009

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (92.8%)
	Advanced Materials/Products (0.4%)
$145	Hexcel Corp. (a)	6.75%	02/01/15	$139,925
	Aerospace/Defense (0.4%)
145	Transdigm, Inc. (144A) (b)	7.75	07/15/14	147,900
	Agricultural Chemicals (0.8%)
255	Terra Capital, Inc. (144A) (a)(b)	7.75	11/01/19	274,125
	Apparel Manufacturers (0.5%)
150	Oxford Industries, Inc.	11.375	07/15/15	165,750
	Auto - Medium&Heavy Duty Trucks (0.3%)
95	Navistar International Corp. (a)	8.25	11/01/21	97,850
	Beverages - Wine/Spirits (0.5%)
175	Constellation Brands, Inc.	7.25	05/15/17	178,281
	Broadcast Service/Program (0.4%)
135	XM Satellite Radio, Inc. (144A) (b)	13.00	08/01/13	147,319
	Building Product - Cement/Aggregation (0.3%)
100	Hanson Ltd. (United Kingdom)	7.875	09/27/10	103,642
	Building - Residential/Commercial (0.9%)
295	K Hovnanian Enterprises, Inc. (144A) (b)	10.625	10/15/16	309,750
	Cable/Satellite TV (4.2%)
295	Charter Communications Operating LLC/Charter Communications Operating Capital (144A) (b)	10.875	09/15/14	331,875
120	CSC Holdings, Inc. (144A) (b)	8.50	06/15/15	128,400
445	CSC Holdings, Inc. (144A) (b)	8.625	02/15/19	481,156
330	DISH DBS Corp.	6.625	10/01/14	333,712
130	DISH DBS Corp.	7.00	10/01/13	134,388
				1,409,531
	Casino Gaming (5.0%)
4,485	Aladdin Gaming Holdings LLC (Series B) (c)(d)(e)	13.50	03/01/10	0
165	Ameristar Casinos, Inc. (144A) (a)(b)	9.25	06/01/14	172,013
250	Harrahs Operating Escrow LLC/Harrahs Escrow Corp. (144A) (a)(b)	11.25	06/01/17	262,812
100	Las Vegas Sands Corp. (a)	6.375	02/15/15	89,000
605	MGM Mirage (a)	13.00	11/15/13	697,262
125	Scientific Games International, Inc.	9.25	06/15/19	131,875
335	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (a)	6.625	12/01/14	325,369
				1,678,331

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Cellular Telephone (1.6%)
$165	MetroPCS Wireless, Inc.	9.25%	11/01/14	$167,887
370	Nextel Communications, Inc. (Series E)	6.875	10/31/13	360,750
				528,637
	Chemicals - Other (0.5%)
175	Innophos, Inc.	8.875	08/15/14	178,500
	Chemicals: Major Diversified (0.9%)
180	Innophos Holdings, Inc. (144A) (b)	9.50	04/15/12	183,600
130	Westlake Chemical Corp.	6.625	01/15/16	124,962
				308,562
	Chemicals: Specialty (0.6%)
175	Ashland, Inc. (144A) (b)	9.125	06/01/17	192,500
	Coal (1.2%)
140	Foundation PA Coal Co. LLC	7.25	08/01/14	142,450
255	Massey Energy Co.	6.875	12/15/13	255,956
				398,406
	Commercial Services (0.8%)
260	Ticketmaster Entertainment, Inc.	10.75	08/01/16	281,450
	Computer Services (1.3%)
280	SunGard Data Systems, Inc.	9.125	08/15/13	288,400
60	SunGard Data Systems, Inc. (a)	10.25	08/15/15	64,200
65	SunGard Data Systems, Inc.	10.625	05/15/15	71,906
				424,506
	Containers - Metal & Glass (0.8%)
12	Crown Americas LLC/Crown Americas Capital Corp.	7.625	11/15/13	12,450
115	Owens-Brockway Glass Container, Inc.	7.375	05/15/16	119,313
150	Owens-Brockway Glass Container, Inc.	8.25	05/15/13	154,875
				286,638
	Containers - Paper/Plastic (3.3%)
360	Berry Plastics Corp. (a)	8.875	09/15/14	351,900
110	Berry Plastics Escrow LLC/Berry Plastics Escrow Corp. (144A) (b)	8.25	11/15/15	111,100
210	Graham Packaging Co. LP/GPC Capital Corp. I (a)	9.875	10/15/14	215,250
200	Graphic Packaging International, Inc.	9.50	08/15/13	207,500
210	Solo Cup Co. (a)	8.50	02/15/14	206,325
				1,092,075
	Data Processing Services (1.1%)
310	First Data Corp. (a)	9.875	09/24/15	290,625
105	First Data Corp. (a)	11.25	03/31/16	90,300
				380,925

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Decision Support Software (1.3%)
$460	Vangent, Inc.	9.625%		02/15/15	$435,275
	Diversified Financial Services (2.3%)
190	Bank of America Corp. (a)	8.00	(f)	12/29/49(g)	183,186
370	CIT Group, Inc.	7.00		05/01/17	322,825
71	GMAC, Inc. (144A) (b)	6.75		12/01/14	68,160
190	GMAC, Inc. (144A) (b)	6.875		09/15/11	189,050
					763,221
	Diversified Manufactured Operation (2.1%)
460	Bombardier, Inc. (144A) (Canada) (b)	6.30		05/01/14	457,700
235	RBS Global, Inc./Rexnord LLC	9.50		08/01/14	236,762
					694,462
	Diversified Minerals (1.3%)
360	Teck Resources Ltd. (Canada) (a)	10.25		05/15/16	421,200
	E-Commerce/Services (0.9%)
270	Expedia, Inc.	8.50		07/01/16	293,288
	Electric - Generation (3.4%)
270	AES Corp. (The)	7.75		03/01/14	275,400
100	AES Corp. (The) (144A) (b)	8.75		05/15/13	103,000
200	Edison Mission Energy (a)	7.00		05/15/17	159,000
175	Edison Mission Energy	7.75		06/15/16	149,625
285	Intergen (144A) (Netherlands) (b)	9.00		06/30/17	298,537
146	Midwest Generation LLC (Series B)	8.56		01/02/16	147,551
					1,133,113
	Electric - Integrated (2.2%)
115	Ipalco Enterprises, Inc.	8.625		11/14/11	120,750
495	Mirant Americas Generation LLC (a)	8.50		10/01/21	472,725
170	Texas Competitive Electric Holdings Co. LLC (Series A) (a)	10.25		11/01/15	138,550
					732,025
	Electronic Component (0.3%)
99	Flextronics International Ltd. (Singapore) (a)	6.50		05/15/13	99,743
	Electronics - Military (0.6%)
200	L-3 Communications Corp. (a)	5.875		01/15/15	200,750
	Finance - Auto Loans (1.4%)
450	Ford Motor Credit Co. LLC	7.25		10/25/11	454,641
	Food - Meat Products (0.5%)
140	JBS USA LLC/JBS USA Finance, Inc. (144A) (b)	11.625		05/01/14	159,250

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Food - Miscellaneous/Diversified (0.3%)
$110	M-Foods Holdings, Inc. (144A) (b)	9.75%	10/01/13	$114,813
	Food - Retail (1.1%)
110	SUPERVALU, Inc. (a)	7.50	05/15/12	113,850
120	SUPERVALU, Inc.	7.50	11/15/14	122,100
120	SUPERVALU, Inc.	8.00	05/01/16	122,400
				358,350
	Funeral Service & Related Items (0.5%)
170	Service Corp. International/US	6.75	04/01/16	165,325
	Independent Power Producer (1.8%)
330	NRG Energy, Inc.	8.50	06/15/19	339,900
265	RRI Energy, Inc. (a)	7.875	06/15/17	261,687
				601,587
	Industrial Gases (0.1%)
45	Airgas, Inc. (144A) (b)	7.125	10/01/18	47,025
	Machinery - Electric Utility (0.7%)
276	Ormat Funding Corp.	8.25	12/30/20	250,744
	Machinery - Electrical (0.4%)
120	Baldor Electric Co.	8.625	02/15/17	123,300
	Machinery - Farm (0.4%)
135	Case New Holland, Inc. (144A) (b)	7.75	09/01/13	138,713
	Media (0.6%)
185	Nielsen Finance LLC/Nielsen Finance Co. (a)	10.00	08/01/14	193,788
	Medical Products (1.9%)
280	Biomet, Inc.	10.00	10/15/17	305,550
255	Fresenius Medical Care Capital Trust IV	7.875	06/15/11	265,519
65	Invacare Corp.	9.75	02/15/15	68,087
				639,156
	Medical - Drugs (0.4%)
110	Axcan Intermediate Holdings, Inc.	12.75	03/01/16	123,475
	Medical - Hospitals (2.9%)
255	HCA, Inc.	5.75	03/15/14	240,975
200	HCA, Inc.	6.25	02/15/13	195,500
70	HCA, Inc. (a)	9.125	11/15/14	74,025
115	HCA, Inc. (144A) (b)	9.875	02/15/17	127,650
180	Tenet Healthcare Corp. (a)	7.375	02/01/13	181,350
135	Tenet Healthcare Corp. (144A) (b)	10.00	05/01/18	151,875
				971,375

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Medical - Nursing Homes (0.6%)
$210	Sun Healthcare Group, Inc.	9.125%		04/15/15	$216,825
	Medical - Outpatient/Home Medical (2.3%)
210	Apria Healthcare Group, Inc. (144A) (b)	11.25		11/01/14	231,525
95	Apria Healthcare Group, Inc. (144A) (a)(b)	12.375		11/01/14	104,975
160	Select Medical Corp.	6.428	(f)	09/15/15	148,800
290	Select Medical Corp. (a)	7.625		02/01/15	282,750
					768,050
	Metal - Aluminum (1.2%)
430	Novelis, Inc. (Canada)	7.25		02/15/15	411,725
	Office Furnishings - Original (0.2%)
75	Interface, Inc.	9.50		02/01/14	74,156
	Oil Companies - Exploration & Production (9.9%)
235	Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp.	10.75		02/01/18	260,850
290	Chaparral Energy, Inc. (a)	8.50		12/01/15	257,375
150	Chesapeake Energy Corp.	6.375		06/15/15	147,750
130	Chesapeake Energy Corp.	6.50		08/15/17	128,050
120	Chesapeake Energy Corp.	7.50		09/15/13	122,700
90	Cimarex Energy Co.	7.125		05/01/17	91,350
115	Forest Oil Corp.	7.25		06/15/19	114,138
185	Forest Oil Corp. (a)	7.75		05/01/14	188,237
305	Hilcorp Energy I LP/Hilcorp Finance Co. (144A) (b)	7.75		11/01/15	300,425
255	Newfield Exploration Co.	6.625		09/01/14	258,825
60	Newfield Exploration Co.	7.125		05/15/18	60,900
365	OPTI Canada, Inc. (Canada)	8.25		12/15/14	302,494
215	Pioneer Natural Resources Co.	6.65		03/15/17	213,122
295	Plains Exploration & Production Co.	7.625		06/01/18	303,112
105	Plains Exploration & Production Co.	7.75		06/15/15	107,363
125	Plains Exploration & Production Co. (a)	10.00		03/01/16	137,500
80	SandRidge Energy, Inc. (144A) (b)	8.00		06/01/18	79,000
265	SandRidge Energy, Inc. (a)(h)	8.625		04/01/15	266,325
					3,339,516
	Oil - Field Services (0.4%)
140	Key Energy Services, Inc. (a)	8.375		12/01/14	141,050
	Paper & Related Products (3.0%)
145	Cascades, Inc. (144A) (Canada) (b)	7.875		01/15/20	147,900
265	Georgia-Pacific LLC (144A) (b)	7.125		01/15/17	269,637
65	Georgia-Pacific LLC (144A) (b)	8.25		05/01/16	69,225
110	Glatfelter	7.125		05/01/16	109,863

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$220	NewPage Corp. (144A) (b)	11.375%	12/31/14	$223,300
165	Verso Paper Holdings LLC/Verso Paper, Inc. (144A) (a)(b)	11.50	07/01/14	182,325
				1,002,250
	Pharmacy Services (1.2%)
345	Omnicare, Inc.	6.75	12/15/13	339,825
70	Omnicare, Inc.	6.875	12/15/15	68,425
				408,250
	Physical Therapy/Rehabilitation Centers (0.7%)
230	Healthsouth Corp. (a)	10.75	06/15/16	251,275
	Pipelines (1.0%)
115	El Paso Corp.	6.875	06/15/14	115,490
25	El Paso Corp. (a)	12.00	12/12/13	29,438
170	Sonat, Inc.	7.625	07/15/11	176,069
				320,997
	Radio (0.6%)
200	Sirius XM Radio, Inc.	9.625	08/01/13	200,000
	Rental Auto/Equipment (0.6%)
190	United Rentals North America, Inc.	6.50	02/15/12	190,475
	Resorts/Theme Parks (0.0%)
7,210	Resort at Summerlin LP (Series B) (c)(d)(e)	13.00	12/15/07	0
	Retail - Apparel/Shoe (1.5%)
330	Brown Shoe Co., Inc.	8.75	05/01/12	337,837
155	Phillips-Van Heusen Corp.	7.25	02/15/11	156,163
				494,000
	Retail - Drug Store (0.9%)
340	RITE AID Corp. (a)	8.625	03/01/15	297,500
	Retail - Regional Department Store (0.6%)
200	Macy's Retail Holdings, Inc.	5.90	12/01/16	196,000
	Satellite Telecommunication (2.4%)
125	Hughes Network Systems LLC/HNS Finance Corp.	9.50	04/15/14	129,688
525	Intelsat Bermuda Ltd. (144A) (Bermuda) (b)(h)	11.50	02/04/17	518,437
140	Intelsat Corp. (a)	9.25	06/15/16	145,250
				793,375
	Seismic Data Collection (0.6%)
205	Cie Generale de Geophysique-Veritas (France)	7.50	05/15/15	204,488
	Special Purpose Entity (2.6%)
125	FireKeepers Development Authority (144A) (b)	13.875	05/01/15	142,500
80	Fresenius US Finance II, Inc. (144A) (b)	9.00	07/15/15	88,400

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$355	LPL Holdings, Inc. (144A) (b)	10.75%		12/15/15	$367,869
315	NSG Holdings LLC/NSG Holdings, Inc. (144A) (b)	7.75		12/15/25	283,500
					882,269
	Steel - Producers (0.6%)
160	ArcelorMittal (Luxembourg)	9.85		06/01/19	207,284
	Telecommunication Services (3.3%)
415	PAETEC Holding Corp. (a)	8.875		06/30/17	422,262
165	West Corp. (a)	9.50		10/15/14	168,300
200	Wind Acquisition Finance SA (144A) (Luxembourg) (b)	11.75		07/15/17	219,500
275	Wind Acquisition Finance SA (144A) (Luxembourg) (b)	12.00		12/01/15	295,625
					1,105,687
	Telephone - Integrated (4.7%)
400	Citizens Communications Co.	9.00		08/15/31	395,000
350	Qwest Capital Funding, Inc. (a)	7.25		02/15/11	357,000
315	Sprint Capital Corp. (a)	6.90		05/01/19	291,375
14	Virgin Media Finance PLC (United Kingdom) (a)	8.75		04/15/14	14,525
205	Virgin Media Finance PLC (United Kingdom)	9.125		08/15/16	217,044
165	Windstream Corp. (144A) (b)	7.875		11/01/17	163,762
125	Windstream Corp. (a)	8.125		08/01/13	130,313
					1,569,019
	Theaters (0.7%)
220	AMC Entertainment, Inc. (a)	8.75		06/01/19	225,500
	Total Corporate Bonds (Cost $39,972,522)				31,138,913
	Senior Loan Notes (1.7%)
	Casino Services (0.9%)
321	CCM Merger Corp.	8.50	(f)	07/13/12	313,740
	Utilities (0.8%)
273	Calpine Corp.	3.135	(f)	03/29/14	258,909
	Total Senior Loan Notes (Cost $502,164)				572,649

NUMBER OF SHARES
Preferred Stock (0.3%)
Diversified Financial Services
172	GMAC, Inc. $70.00 (144A) (b) (Cost $72,132)	113,380

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Common Stocks (0.2%)
	Casino Gaming (0.0%)
2,000	Fitzgeralds Gaming Corp. (d)(i)(j)	$0
	Communications Equipment (0.1%)
12,688	Birch Telecom, Inc. (d)(j)(k)(l)	127
6,198	Orbcomm, Inc. (j)	16,735
		16,862
	Food Products (0.0%)
2,375	SFAC New Holdings, Inc. (d)(j)(k)(m)	0
436	SSFB Holdings, Inc. (d)(j)(k)	0
		0
	Restaurants (0.1%)
3,374	American Restaurant Group, Inc. (Class A) (d)(j)(k)	26,992
	Textile - Apparel (0.0%)
298,461	U.S. Leather, Inc. (d)(j)(k)	0
	Wireless Telecommunication Services (0.0%)
521	USA Mobility, Inc. (a)(k)(n)	5,736
	Total Common Stocks (Cost $41,765,946)	49,590

NUMBER OF WARRANTS		EXPIRATION DATE
	Warrants (0.0%)
	Casino Gaming
83,500	Aladdin Gaming Enterprises, Inc. (144A) (b)(d)(j) (Cost $835)	03/01/10	0

PRINCIPAL AMOUNT IN THOUSANDS
Short-Term Investments (30.3%)
Securities Held as Collateral on Loaned Securities (26.0%)
Repurchase Agreements (5.5%)
$153	Bank of America Securities LLC (0.01% dated 12/31/09, due 01/04/10; proceeds $153,398; fully collateralized by U.S. Government Agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association 5.00% due 11/20/39; valued at $156,466)	153,398

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$1,168	Deutsche Bank (0.01% dated 12/31/09, due 01/04/10; proceeds $1,167,830; fully collateralized by U.S. Government Agency securities at the date of this Portfolio of Investments as follows: Federal National Mortgage Association 5.50% - 7.00% due 11/01/30 - 05/01/39; valued at $1,191,185)	$1,167,829
515	ING (0.01% dated 12/31/09, due 01/04/10; proceeds $515,219; fully collateralized by U.S. Government Agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Association 0.60% - 2.23% due 09/15/14 - 08/15/30; valued at $525,525)	515,218
	Total Repurchase Agreements (Cost $1,836,445)	1,836,445
NUMBER OF SHARES (000)
	Investment Company (20.5%)
6,870	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $6,870,131)	6,870,131
	Total Securities Held as Collateral on Loaned Securities (Cost $8,706,576)	8,706,576
	Investment Company (4.3%)
1,440	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,439,614)	1,439,614
	Total Short-Term Investments (Cost $10,146,190)	10,146,190

Total Investments (Cost $92,459,789) (o)	125.3%	42,020,722
Liabilities in Excess of Other Assets	(25.3)	(8,474,118)
Net Assets	100.0%	$33,546,604

  (a)  All or a portion of this security was on loan at December 31, 2009.

  (b)  Resale is restricted to qualified institutional investors.

  (c)  Non-income producing security; bond in default.

  (d)  Securities with a total market value equal to $27,119 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available.

  (e)  Issuer in bankruptcy.

  (f)  Floating rate security. Rate shown is the rate in effect at December 31, 2009.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments ■ December 31, 2009 continued

  (g)  Security issued with perpetual maturity.

  (h)  Payment-in-kind security.

  (i)  Resale is restricted, acquired (12/22/98) at a cost basis of $9,020.

  (j)  Non-income producing security.

  (k)  Acquired through exchange offer.

  (l)  Resale is restricted, acquired (06/18/98 and 08/25/98) at a cost basis of $6,473,685.

  (m)  Resale is restricted, acquired (06/10/99) at a cost basis of $24.

  (n)  Illiquid security.

  (o)  The aggregate cost for federal income tax purposes is $92,604,225. The aggregate gross unrealized appreciation is $3,080,556 and the aggregate gross unrealized depreciation is $53,664,059 resulting in net unrealized depreciation of $50,583,503.

LONG-TERM CREDIT ANALYSIS
A	3.5%
BBB	0.6
BB	28.8
B	41.4
CCC	22.8
NR	2.9
100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (99.2%) Australia (a)(5.8%)
	Electric Utilities
156,940	Spark Infrastructure Group (144A) (b)	$194,039
	Transportation Infrastructure
355,763	Australian Infrastructure Fund (Stapled Securities) (c)(d)(e)	564,598
675,800	ConnectEast Group (Stapled Securities) (d)	261,915
585,329	Macquarie Airports (Stapled Securities) (d)	1,580,475
479,734	Transurban Group (Stapled Securities) (c)(d)(e)	2,376,482
		4,783,470
	Total Australia	4,977,509
	Austria (a)(0.8%)
	Construction & Engineering
23,938	Strabag SE	705,714
	Belgium (a)(0.1%)
	Construction & Engineering
2,200	Compagnie d'Entreprises CFE	111,266
	Oil, Gas & Consumable Fuels
42	Euronav NV	914
	Total Belgium	112,180
	Bermuda (0.4%)
	Oil, Gas & Consumable Fuels
10,500	Frontline Ltd. (a)(e)(f)	292,175
100	Ship Finance International Ltd. (e)	1,363
	Total Bermuda	293,538
	Brazil (0.4%)
	Electric Utilities
125	Cia Energetica de Minas Gerais (ADR)	2,257

NUMBER OF SHARES		VALUE
	Transportation Infrastructure
19,100	Obrascon Huarte Lain Brasil SA (a)	$367,369
	Total Brazil	369,626
	Canada (7.5%)
	Diversified Telecommunication Services
8,500	BCE, Inc.	235,693
	Multi-Utilities
5,100	Atco Ltd.	225,144
6,100	Canadian Utilities Ltd.	255,175
17,700	Just Energy Income Fund (Units) (c)	244,045
		724,364
	Oil, Gas & Consumable Fuels
73,300	Enbridge, Inc. (e)	3,408,308
61,600	TransCanada Corp. (e)	2,131,572
		5,539,880
	Total Canada	6,499,937
	Chile (0.9%)
	Electric Utilities
14,800	Enersis SA (ADR)	338,328
	Independent Power Producers & Energy Traders
266,379	Empresa Nacional de Electricidad SA (a)	445,160
	Total Chile	783,488
	China (a)(4.3%)
	Independent Power Producers & Energy Traders
2,000	Datang International Power Generation Co., Ltd. (H Shares) (g)	854
	Machinery
560,100	China National Materials Co., Ltd. (H Shares) (g)	413,424

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Transportation Infrastructure
314,000	Beijing Capital International Airport Co., Ltd. (g)(h)	$206,406
464,000	Jiangsu Expressway Co., Ltd. (g)	411,012
2,952,000	Zhejiang Expressway Co., Ltd. (H Shares) (g)	2,713,379
		3,330,797
	Total China	3,745,075
	Czech Republic (a)(0.4%)
	Electric Utilities
6,953	CEZ	326,169
	France (a)(7.7%)
	Construction & Engineering
4,537	Bouygues SA	236,611
	Electric Utilities
16,362	EDF SA	973,626
	Multi-Utilities
85,655	GDF Suez (e)	3,716,031
	Transportation Infrastructure
19,700	Aeroports de Paris (ADP)	1,584,607
2,073	Societe Des Autoroutes Paris-Rhin-Rhone (h)	158,791
		1,743,398
	Total France	6,669,666
	Germany (a)(7.8%)
	Electric Utilities
66,607	E.ON AG	2,780,683
	Multi-Utilities
33,284	RWE AG	3,234,453
	Transportation Infrastructure
14,620	Fraport AG Frankfurt Airport Services Worldwide (e)	760,445
	Total Germany	6,775,581
	Greece (0.0%)
	Oil, Gas & Consumable Fuels
100	Tsakos Energy Navigation Ltd. (e)	1,466

NUMBER OF SHARES		VALUE
	Italy (a)(8.3%)
	Transportation Infrastructure
99,800	Ansaldo STS SpA	$1,893,677
184,597	Atlantia SpA (e)	4,798,434
578,600	Gemina SpA (h)	469,098
	Total Italy	7,161,209
	Japan (a)(7.0%)
	Diversified Telecommunication Services
12,899	Nippon Telegraph & Telephone Corp.	507,382
	Gas Utilities
98,000	Osaka Gas Co., Ltd.	330,176
180,000	Toho Gas Co., Ltd.	954,631
		1,284,807
	Metals & Mining
671,000	Kobe Steel Ltd. (h)	1,215,315
	Transportation Infrastructure
268,000	Kamigumi Co., Ltd.	1,947,381
	Wireless Telecommunication Services
122	KDDI Corp.	643,353
298	NTT DoCoMo, Inc.	415,120
		1,058,473
	Total Japan	6,013,358
	Malaysia (a)(0.9%)
	Electric Utilities
92,500	Tenaga Nasional Berhad	226,425
	Transportation Infrastructure
604,900	PLUS Expressways Berhad	575,780
	Total Malaysia	802,205
	Mexico (0.3%)
	Transportation Infrastructure
88,000	Grupo Aeroportuario del Pacifico SAB de CV (Class B)	274,521

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Netherlands (a)(4.0%)
	Transportation Infrastructure
33,816	Koninklijke Vopak NV (h)	$2,671,654
9,300	Smit Internationale NV	800,589
	Total Netherlands	3,472,243
	Portugal (a)(0.9%)
	Electric Utilities
83,939	EDP - Energias de Portugal SA	371,513
	Transportation Infrastructure
41,906	Brisa Auto-Estradas de Portugal SA	428,193
	Total Portugal	799,706
	Singapore (a)(0.9%)
	Transportation Infrastructure
405,000	Singapore Airport Terminal Services Ltd.	786,166
	South Africa (a)(1.6%)
	Diversified Telecommunication Services
177,606	Telkom South Africa Ltd.	895,432
	Wireless Telecommunication Services
31,116	MTN Group Ltd.	495,036
	Total South Africa	1,390,468
	Spain (a)(7.9%)
	Electric Utilities
12,174	Acciona SA	1,581,175
35,024	Iberdrola SA (e)	333,659
		1,914,834
	Transportation Infrastructure
163,809	Abertis Infraestructuras SA (e)	3,696,377
100,864	Cintra Concesiones de Infraestructuras de Transporte SA	1,177,928
		4,874,305
	Total Spain	6,789,139

NUMBER OF SHARES		VALUE
	Turkey (a)(1.7%)
	Gas Utilities
389,999	Aygaz	$1,465,993
	United Kingdom (a)(7.3%)
	Diversified Telecommunication Services
548,086	BT Group PLC	1,186,724
	Independent Power Producers & Energy Traders
110,425	Drax Group PLC	739,201
	Multi-Utilities
614,429	Centrica PLC	2,774,961
88,278	National Grid PLC	964,972
		3,739,933
	Transportation Infrastructure
236,913	BBA Aviation PLC	624,047
	Total United Kingdom	6,289,905
	United States (22.3%)
	Communications Equipment
22,100	Comverse Technology, Inc. (h)	208,845
	Construction & Engineering
18,400	EMCOR Group, Inc. (e)(h)	494,960
33,300	KBR, Inc.	632,700
		1,127,660
	Electric Utilities
8,400	Entergy Corp.	687,456
4,900	FirstEnergy Corp.	227,605
7,700	FPL Group, Inc.	406,714
		1,321,775
	Gas Utilities
8,800	Atmos Energy Corp.	258,720
27,300	Nicor, Inc.	1,149,330
3,200	Oneok, Inc.	142,624
13,900	Southwest Gas Corp.	396,567
45,700	UGI Corp.	1,105,483
		3,052,724

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Independent Power Producers & Energy Traders
25,200	Constellation Energy Group, Inc.	$886,284
	Multi-Utilities
18,700	DTE Energy Co.	815,133
41,300	Public Service Enterprise Group, Inc.	1,373,225
		2,188,358
	Oil, Gas & Consumable Fuels
171,100	El Paso Corp.	1,681,913
100	General Maritime Corp.	699
106,500	Southern Union Co.	2,417,550
116,316	Spectra Energy Corp.	2,385,641
192,200	Williams Cos., Inc. (The)	4,051,576
		10,537,379
	Total United States	19,323,025
	Total Common Stocks (Cost $74,817,324)	85,827,887
	Preferred Stock (0.5%) Brazil (a)
	Electric Utilities
21,000	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Cost $287,916)	409,654

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investments (8.4%) Securities Held as Collateral on Loaned Securities
	Repurchase Agreements (1.7%)
$124	Bank of America Securities LLC (0.01% dated 12/31/09, due 01/04/10; proceeds $123,979; fully collateralized by U.S. Government Agency security at the date of this Portfolio of Investments as follows: Government National Mortgage Association 5.00% due 11/20/39; valued at $126,458)	$123,978
944	Deutsche Bank (0.01% dated 12/31/09, due 01/04/10; proceeds $943,858; fully collateralized by U.S. Government Agency security at the date of this Portfolio of Investments as follows: Federal National Mortgage Association 5.50% - 7.00% due 11/01/30 - 05/01/39; valued at $962,734)	943,857
416	ING (0.01% dated 12/31/09, due 01/04/10; proceeds $416,408; fully collateralized by U.S. Government Agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Association 0.60% - 2.23% due 09/15/14 - 08/15/30; valued at $424,738)	416,408
	Total Repurchase Agreements (Cost $1,484,243)	1,484,243

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (6.4%)
5,553	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $5,552,545)	$5,552,545
	Total Securities Held as Collateral on Loaned Securities (Cost $7,036,788)	7,036,788
	Investment Company (0.3%)
279	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $278,920)	278,920
	Total Short-Term Investments (Cost $7,315,708)	7,315,708
Total Investments (Cost $82,420,948) (i)(j)	108.1%	93,553,249
Total Written Options Outstanding (premium received $29,784)	(0.1)	(53,326)
Liabilities in Excess of Other Assets	(8.0)	(6,933,563)
Net Assets	100.0%	$86,566,360

  ADR  American Depositary Receipt.

  (a)  Securities with a total market value equal to $59,796,644 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.

  (b)  Resale is restricted to qualified institutional investors.

  (c)  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (d)  Comprised of securities in separate entities that are traded as a single stapled security.

  (e)  All or a portion of this security was on loan at December 31, 2009.

  (f)  Security trades on the Norwegian exchange.

  (g)  Security trades on the Hong Kong exchange.

  (h)  Non-income producing security.

  (i)  Securities have been designated as collateral in connection with options and open forward foreign currency contracts.

  (j)  The aggregate cost for federal income tax purposes is $83,506,318. The aggregate gross unrealized appreciation is $10,713,184 and the aggregate gross unrealized depreciation is $666,253 resulting in net unrealized appreciation of $10,046,931.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2009 continued

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2009:

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
	$1,988,682	AUD	2,182,894	01/14/10	$(30,695)
	$2,413,822	CAD	2,558,652	01/14/10	32,663
	$649,659	HKD	5,035,373	01/14/10	(151)
	$717,082	HKD	5,555,949	01/14/10	(426)
	$163,193	NOK	948,313	01/14/10	495
	$359,022	NZD	497,881	01/14/10	2,099
	$459,409	SGD	641,013	01/14/10	(3,193)
BRL	1,407,722		$804,412	01/14/10	(1,663)
EUR	439,521		$648,285	01/14/10	18,216
EUR	391,070		$569,565	01/14/10	8,953
GBP	891,848		$1,450,324	01/14/10	9,924
JPY	109,023,900		$1,215,699	01/14/10	45,012
MXN	2,939,373		$230,340	01/14/10	5,987
MYR	4,069,949		$1,193,533	01/14/10	5,628
TRY	2,407,531		$1,588,081	01/14/10	(21,065)
ZAR	12,332,441		$1,649,825	01/14/10	(16,690)
Net Unrealized Appreciation					$55,094

Currency Abbreviations:

AUD  Australian Dollar.

BRL  Brazilian Real.

CAD  Canadian Dollar.

EUR  Euro.

GBP  British Pound.

HKD  Hong Kong Dollar.

JPY  Japanese Yen.

MXN  Mexican New Peso.

MYR  Malaysian Ringgit.

NOK  Norwegian Krone.

NZD  New Zealand Dollar.

SGD  Singapore Dollar.

TRY  Turkish Lira.

ZAR  South African Rand.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2009 continued

OPTIONS WRITTEN AT DECEMBER 31, 2009:

NUMBER OF CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	PREMIUM	VALUE
151	E.ON AG	$29.00	January 2010	$6,874	$14,298
116	EDF SA	42.00	January 2010	7,029	7,489
118	Fraport AG Frankfurt Airport Services Worldwide	38.00	January 2010	5,372	3,217
210	RWE AG	68.00	January 2010	10,509	28,322
Total				$29,784	$53,326

SUMMARY OF INVESTMENTS

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Transportation Infrastructure	$31,129,324	36.0%
Oil, Gas & Consumable Fuels	16,373,177	18.9
Multi-Utilities	13,603,139	15.7
Electric Utilities	8,859,303	10.2
Gas Utilities	5,803,524	6.7
Diversified Telecommunication Services	2,825,231	3.3
Construction & Engineering	2,181,251	2.5
Independent Power Producers & Energy Traders	2,071,499	2.4

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Wireless Telecommunication Services	$1,553,509		1.8%
Metals & Mining	1,215,315		1.4
Machinery	413,424		0.5
Investment Company	278,920		0.3
Communications Equipment	208,845		0.3
	$86,516,461	^	100.0%

^  Does not reflect the value of securities held as collateral on loaned securities. Also does not include open forward foreign currency contracts with net unrealized appreciation of $55,094 and options written with a value of $53,326.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments ■ December 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (72.1%)
	Aerospace & Defense (0.4%)
1,900	General Dynamics Corp.	$129,523
	Air Freight & Logistics (0.4%)
1,500	FedEx Corp.	125,175
	Automobiles (0.5%)
3,100	Ford Motor Co. (a)	31,000
5,125	Harley-Davidson, Inc.	129,150
		160,150
	Beverages (0.7%)
3,890	Coca-Cola Co. (The)	221,730
	Capital Markets (1.5%)
19,133	Charles Schwab Corp. (The)	360,083
3,200	State Street Corp.	139,328
		499,411
	Chemicals (0.8%)
9,900	Dow Chemical Co. (The)	273,537
	Commercial Banks (3.5%)
6,400	BB&T Corp.	162,368
13,300	Fifth Third Bancorp	129,675
5,093	First Horizon National Corp. (a)	68,248
8,904	PNC Financial Services Group, Inc.	470,042
4,800	US Bancorp	108,048
8,600	Wells Fargo & Co.	232,114
		1,170,495
	Commercial Services & Supplies (0.7%)
3,400	Avery Dennison Corp.	124,066
4,700	Cintas Corp.	122,435
		246,501
	Communications Equipment (1.1%)
15,600	Cisco Systems, Inc. (a)	373,464
	Computers & Peripherals (1.9%)
9,000	Dell, Inc. (a)	129,240
9,621	Hewlett-Packard Co.	495,578
		624,818
	Diversified Financial Services (5.1%)
29,500	Bank of America Corp.	444,270
46,500	Citigroup, Inc. (See Note 6)	153,915
26,511	JPMorgan Chase & Co.	1,104,713
		1,702,898

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments ■ December 31, 2009 (continued)

NUMBER OF SHARES		VALUE
	Diversified Telecommunication Services (0.8%)
7,839	Verizon Communications, Inc.	$259,706
	Electric Utilities (3.2%)
14,357	American Electric Power Co., Inc.	499,480
3,200	Edison International	111,296
2,363	Entergy Corp.	193,388
5,170	FirstEnergy Corp.	240,147
		1,044,311
	Electronic Equipment, Instruments & Components (0.9%)
9,600	Agilent Technologies, Inc. (a)	298,272
	Energy Equipment & Services (1.5%)
4,740	Schlumberger Ltd. (Netherlands Antilles)	308,527
7,300	Smith International, Inc.	198,341
		506,868
	Food & Staples Retailing (3.0%)
9,500	Sysco Corp.	265,430
9,200	Wal-Mart Stores, Inc.	491,740
6,800	Walgreen Co.	249,696
		1,006,866
	Food Products (2.1%)
18,400	Kraft Foods, Inc. (Class A)	500,112
6,160	Unilever N.V. (NY Registered Shares) (Netherlands)	199,153
		699,265
	Health Care Equipment & Supplies (1.5%)
18,640	Boston Scientific Corp. (a)	167,760
6,950	Covidien PLC (Ireland)	332,836
		500,596
	Health Care Providers & Services (1.1%)
4,450	Cardinal Health, Inc.	143,468
7,000	UnitedHealth Group, Inc.	213,360
		356,828
	Hotels, Restaurants & Leisure (0.2%)
2,750	Starbucks Corp. (a)	63,415
	Household Durables (0.9%)
10,530	Sony Corp. (ADR) (Japan)	305,370
	Industrial Conglomerates (3.7%)
42,100	General Electric Co.	636,973
2,870	Siemens AG (ADR) (Germany)	263,179
9,540	Tyco International Ltd. (Luxembourg)	340,387
		1,240,539

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments ■ December 31, 2009 (continued)

NUMBER OF SHARES		VALUE
	Insurance (4.5%)
6,424	Chubb Corp.	$315,932
32,327	Marsh & McLennan Cos., Inc.	713,780
1,500	Transatlantic Holdings, Inc.	78,165
7,445	Travelers Companies, Inc. (The)	371,208
		1,479,085
	Internet Software & Services (2.1%)
22,230	eBay, Inc. (a)	523,294
11,000	Yahoo!, Inc. (a)	184,580
		707,874
	Machinery (1.6%)
7,900	Dover Corp.	328,719
5,605	Ingersoll-Rand PLC (Ireland)	200,323
		529,042
	Media (4.8%)
20,640	Comcast Corp. (Class A)	347,991
5,177	Time Warner Cable, Inc.	214,276
14,836	Time Warner, Inc.	432,321
20,143	Viacom, Inc. (Class B) (a)	598,851
		1,593,439
	Metals & Mining (1.1%)
2,300	Freeport-McMoRan Copper & Gold, Inc. (a)	184,667
3,550	Newmont Mining Corp.	167,951
		352,618
	Oil, Gas & Consumable Fuels (8.4%)
8,000	Anadarko Petroleum Corp.	499,360
4,680	BP PLC (ADR) (United Kingdom)	271,300
4,008	ConocoPhillips	204,689
3,460	Devon Energy Corp.	254,310
4,660	Exxon Mobil Corp.	317,765
3,097	Hess Corp.	187,368
7,060	Occidental Petroleum Corp.	574,331
7,630	Royal Dutch Shell PLC (ADR) (United Kingdom)	458,639
		2,767,762
	Personal Products (0.8%)
5,140	Estee Lauder Cos., Inc. (The) (Class A)	248,570
	Pharmaceuticals (8.0%)
3,660	Abbott Laboratories	197,603
4,830	Bayer AG (ADR) (Germany)	385,434
16,530	Bristol-Myers Squibb Co.	417,383

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments ■ December 31, 2009 (continued)

NUMBER OF SHARES		VALUE
27,171	Merck & Co., Inc.	$992,828
20,100	Pfizer, Inc.	365,619
6,800	Roche Holding AG (ADR) (Switzerland)	287,912
		2,646,779
	Professional Services (0.9%)
2,940	Manpower, Inc.	160,465
4,500	Robert Half International, Inc.	120,285
		280,750
	Semiconductors & Semiconductor Equipment (1.4%)
12,989	Intel Corp.	264,975
5,237	Lam Research Corp. (a)	205,343
		470,318
	Software (0.2%)
3,296	Symantec Corp. (a)	58,965
	Specialty Retail (1.9%)
8,800	Gap, Inc. (The)	184,360
14,930	Home Depot, Inc.	431,925
		616,285
	Wireless Telecommunication Services (0.9%)
13,200	Vodafone Group PLC (ADR) (United Kingdom)	304,788
	Total Common Stocks (Cost $22,362,446)	23,866,013

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Convertible Bonds (13.6%)
	Brewery (4.0%)
$1,200	Molson Coors Brewing Co.	2.50%	07/30/13	1,332,000
	Electric - Integrated (1.6%)
173	PG&E Corp.	9.50	06/30/10	530,461
	Electronic Component - Semiconductor (4.2%)
1,450	Intel Corp. (144A) (b)	2.95	12/15/35	1,406,500
	Gold Mining (3.8%)
1,000	Newmont Mining Corp.	1.25	07/15/14	1,252,500
	Total Convertible Bonds (Cost $4,147,897)			4,521,461

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments ■ December 31, 2009 (continued)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (11.2%)
	Hotels & Motels (6.5%)
$2,000	Starwood Hotels & Resorts Worldwide, Inc.	7.875%	05/01/12	$2,167,500
	Paper & Related Products (4.7%)
1,500	Buckeye Technologies, Inc.	8.50	10/01/13	1,539,375
	Total Corporate Bonds (Cost $3,577,500)			3,706,875

NUMBER OF SHARES
	Convertible Preferred Stocks (1.3%)
	Diversified Financial Services (0.3%)
6,000	Bank of America Corp. $10.00	90,120
	Real Estate Investment Trusts (REITs) (1.0%)
9,000	Equity Residential (Series E) $1.75	345,420
	Total Convertible Preferred Stocks (Cost $315,040)	435,540
NUMBER OF SHARES (000)
	Short-Term Investment (1.4%)
	Investment Company
455	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $455,415)	455,415

Total Investments (Cost $30,858,298) (c)	99.6%	32,985,304
Other Assets in Excess of Liabilities	0.4	129,241
Net Assets	100.0%	$33,114,545

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Resale is restricted to qualified institutional investors.

  (c)  The aggregate cost for federal income tax purposes is $31,360,854. The aggregate gross unrealized appreciation is $2,878,915 and the aggregate gross unrealized depreciation is $1,254,465 resulting in net unrealized appreciation of $1,624,450.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Summary of Investments ■ December 31, 2009

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil, Gas & Consumable Fuels	$2,767,762	8.4%
Pharmaceuticals	2,646,779	8.0
Hotels & Motels	2,167,500	6.6
Diversified Financial Services	1,793,018	5.4
Media	1,593,439	4.8
Paper & Related Products	1,539,375	4.7
Insurance	1,479,085	4.5
Electronic Component - Semiconductor	1,406,500	4.3
Brewery	1,332,000	4.0
Gold Mining	1,252,500	3.8
Industrial Conglomerates	1,240,539	3.8
Commercial Banks	1,170,495	3.5
Electric Utilities	1,044,311	3.2
Food & Staples Retailing	1,006,866	3.1
Internet Software & Services	707,874	2.1
Food Products	699,265	2.1
Computers & Peripherals	624,818	1.9
Specialty Retail	616,285	1.9
Electric - Integrated	530,461	1.6
Machinery	529,042	1.6
Energy Equipment & Services	506,868	1.5
Health Care Equipment & Supplies	500,596	1.5
Capital Markets	499,411	1.5
Semiconductors & Semiconductor Equipment	470,318	1.4

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Company	$455,415	1.4%
Communications Equipment	373,464	1.1
Health Care Providers & Services	356,828	1.1
Metals & Mining	352,618	1.1
Real Estate Investment Trusts (REITs)	345,420	1.0
Household Durables	305,370	0.9
Wireless Telecommunication Services	304,788	0.9
Electronic Equipment, Instruments & Components	298,272	0.9
Professional Services	280,750	0.9
Chemicals	273,537	0.8
Diversified Telecommunication Services	259,706	0.8
Personal Products	248,570	0.8
Commercial Services & Supplies	246,501	0.7
Beverages	221,730	0.7
Automobiles	160,150	0.5
Aerospace & Defense	129,523	0.4
Air Freight & Logistics	125,175	0.4
Hotels, Restaurants & Leisure	63,415	0.2
Software	58,965	0.2
	$32,985,304	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Dividend Growth

Portfolio of Investments ■ December 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (98.5%)
	Aerospace & Defense (4.9%)
40,200	Boeing Co. (The)	$2,176,026
25,610	L-3 Communications Holdings, Inc.	2,226,790
60,100	Raytheon Co.	3,096,352
74,679	United Technologies Corp.	5,183,469
		12,682,637
	Biotechnology (1.2%)
55,000	Amgen, Inc. (a)	3,111,350
	Capital Markets (2.0%)
30,568	Goldman Sachs Group, Inc. (The)	5,161,101
	Chemicals (1.4%)
48,580	Lubrizol Corp. (The)	3,543,911
	Commercial Banks (2.1%)
198,960	Wells Fargo & Co.	5,369,930
	Commercial Services & Supplies (1.0%)
113,166	Pitney Bowes, Inc.	2,575,658
	Computers & Peripherals (7.1%)
30,580	Apple, Inc. (a)	6,448,099
96,220	Hewlett-Packard Co.	4,956,292
51,430	International Business Machines Corp.	6,732,187
		18,136,578
	Construction & Engineering (1.4%)
78,890	Fluor Corp.	3,553,206
	Diversified Financial Services (2.8%)
174,442	JPMorgan Chase & Co.	7,268,998
	Diversified Telecommunication Services (1.8%)
167,600	AT&T, Inc.	4,697,828
	Electronic Equipment, Instruments & Components (1.4%)
183,680	Corning, Inc.	3,546,861

NUMBER OF SHARES		VALUE
	Energy Equipment & Services (3.0%)
86,130	Halliburton Co.	$2,591,652
61,070	Transocean Ltd. (Switzerland) (a)	5,056,596
		7,648,248
	Food & Staples Retailing (1.7%)
138,427	CVS Caremark Corp.	4,458,734
	Health Care Providers & Services (3.4%)
146,460	UnitedHealth Group, Inc.	4,464,101
73,980	WellPoint, Inc. (a)	4,312,294
		8,776,395
	Hotels, Restaurants & Leisure (3.2%)
77,750	McDonald's Corp.	4,854,710
132,240	Royal Caribbean Cruises Ltd. (Liberia) (a)	3,343,027
		8,197,737
	Household Durables (1.1%)
33,900	Whirlpool Corp.	2,734,374
	Household Products (3.1%)
74,730	Kimberly-Clark Corp.	4,761,048
50,714	Procter & Gamble Co. (The)	3,074,790
		7,835,838
	Independent Power Producers & Energy Traders (1.2%)
133,050	NRG Energy, Inc. (a)	3,141,311
	Industrial Conglomerates (2.4%)
400,527	General Electric Co.	6,059,974
	Information Technology Services (1.3%)
55,920	Computer Sciences Corp. (a)	3,217,078
	Insurance (5.8%)
50,000	ACE Ltd. (Switzerland) (a)	2,520,000
94,990	Aflac, Inc.	4,393,287
114,925	MetLife, Inc. (See Note 6)	4,062,599
76,870	Travelers Cos., Inc. (The)	3,832,738
		14,808,624

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Dividend Growth

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Internet Software & Services (2.1%)
8,891	Google, Inc. (Class A) (a)	$5,512,242
	Leisure Equipment & Products (1.6%)
199,950	Mattel, Inc.	3,995,001
	Metals & Mining (1.8%)
58,970	Freeport-McMoRan Copper & Gold, Inc. (a)	4,734,701
	Multi-Utilities (3.0%)
115,160	Public Service Enterprise Group, Inc.	3,829,070
70,000	Sempra Energy	3,918,600
		7,747,670
	Multiline Retail (1.5%)
81,930	Target Corp.	3,962,954
	Oil, Gas & Consumable Fuels (9.0%)
45,500	Apache Corp.	4,694,235
32,990	BP PLC (ADR) (United Kingdom)	1,912,430
65,150	Chevron Corp.	5,015,899
52,530	ConocoPhillips	2,682,707
80,243	Exxon Mobil Corp.	5,471,770
102,620	Marathon Oil Corp.	3,203,796
1	XTO Energy, Inc.	47
		22,980,884
	Paper & Forest Products (1.6%)
150,190	International Paper Co.	4,022,088
	Pharmaceuticals (8.2%)
116,330	Bristol-Myers Squibb Co.	2,937,333
20,075	Johnson & Johnson	1,293,031
161,720	Merck & Co., Inc.	5,909,249
404,697	Pfizer, Inc.	7,361,438
92,050	Watson Pharmaceuticals, Inc. (a)	3,646,100
		21,147,151
	Road & Rail (1.9%)
100,760	CSX Corp.	4,885,852

NUMBER OF SHARES		VALUE
	Semiconductors & Semiconductor Equipment (2.2%)
271,090	Intel Corp.	$5,530,236
	Software (3.5%)
297,247	Microsoft Corp.	9,063,061
	Specialty Retail (4.0%)
153,970	Gap, Inc. (The)	3,225,671
106,260	Guess?, Inc.	4,494,798
42,400	Sherwin-Williams Co. (The)	2,613,960
		10,334,429
	Textiles, Apparel & Luxury Goods (1.1%)
39,449	VF Corp.	2,889,245
	Tobacco (3.7%)
177,968	Altria Group, Inc.	3,493,512
126,528	Philip Morris International, Inc.	6,097,384
		9,590,896
	Total Common Stocks (Cost $245,051,136)	252,922,781
NUMBER OF SHARES (000)
	Short-Term Investment (1.5%)
	Investment Company
3,778	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $3,778,181)	3,778,181
Total Investments (Cost $248,829,317) (b)(c)	100.0%	256,700,962
Total Written Options Outstanding (premium received $11,657)	0.0	(3,422)
Other Assets in Excess of Liabilities	0.0	43,901
Net Assets	100.0%	$256,741,441

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Dividend Growth

Portfolio of Investments ■ December 31, 2009 continued

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Securities have been designated as collateral in connection with options.

  (c)  The aggregate cost for federal income tax purposes is $249,146,390. The aggregate gross unrealized appreciation is $30,125,813 and the aggregate gross unrealized depreciation is $22,571,241 resulting in net unrealized appreciation of $7,554,572.

OPTIONS WRITTEN AT DECEMBER 31, 2009:

NUMBER OF CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	PREMIUM	VALUE
58	MetLife, Inc.	$36.00	January 2010	$11,657	$3,422

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Dividend Growth

Summary of Investments ■ December 31, 2009

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil, Gas & Consumable Fuels	$22,980,884	9.0%
Pharmaceuticals	21,147,151	8.2
Computers & Peripherals	18,136,578	7.1
Insurance	14,808,624	5.8
Aerospace & Defense	12,682,637	4.9
Specialty Retail	10,334,429	4.0
Tobacco	9,590,896	3.7
Software	9,063,061	3.5
Health Care Providers & Services	8,776,395	3.4
Hotels, Restaurants & Leisure	8,197,737	3.2
Household Products	7,835,838	3.1
Multi-Utilities	7,747,670	3.0
Energy Equipment & Services	7,648,248	3.0
Diversified Financial Services	7,268,998	2.8
Industrial Conglomerates	6,059,974	2.4
Semiconductors & Semiconductor Equipment	5,530,236	2.2
Internet Software & Services	5,512,242	2.1
Commercial Banks	5,369,930	2.1
Capital Markets	5,161,101	2.0
Road & Rail	4,885,852	1.9
Metals & Mining	4,734,701	1.8

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Diversified Telecommunication Services	$4,697,828		1.8%
Food & Staples Retailing	4,458,734		1.7
Paper & Forest Products	4,022,088		1.6
Leisure Equipment & Products	3,995,001		1.6
Multiline Retail	3,962,954		1.5
Investment Company	3,778,181		1.5
Construction & Engineering	3,553,206		1.4
Electronic Equipment, Instruments & Components	3,546,861		1.4
Chemicals	3,543,911		1.4
Information Technology Services	3,217,078		1.3
Independent Power Producers & Energy Traders	3,141,311		1.2
Biotechnology	3,111,350		1.2
Textiles, Apparel & Luxury Goods	2,889,245		1.1
Household Durables	2,734,374		1.1
Commercial Services & Supplies	2,575,658		1.0
	$256,700,962	^	100.0%

^  Does not include options written with a value of $3,422.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Portfolio of Investments ■ December 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (97.4%) Austria (a)(0.9%)
	Diversified Telecommunication Services
60,538	Telekom Austria AG	$864,334
	Bermuda (1.5%)
	Insurance
51,821	Willis Group Holdings Ltd.	1,367,038
	Finland (a)(1.6%)
	Machinery
16,925	Konecranes Oyj	460,326
	Metals & Mining
41,386	Rautaruukki Oyj	950,243
	Total Finland	1,410,569
	France (a)(9.0%)
	Commercial Banks
10,714	BNP Paribas	845,479
	Diversified Telecommunication Services
50,823	France Telecom SA	1,268,917
	Information Technology Services
19,616	Cap Gemini SA	888,515
	Insurance
5,736	Euler Hermes SA	426,145
	Machinery
8,244	Vallourec SA	1,499,464
	Multi-Utilities
27,174	GDF Suez (b)	1,178,908
	Oil, Gas & Consumable Fuels
19,882	Total SA (b)	1,274,068
	Real Estate Investment Trusts (REITs)
8,063	ICADE	766,816
	Total France	8,148,312
	Germany (a)(3.2%)
	Air Freight & Logistics
50,656	Deutsche Post AG (Registered Shares)	974,682

NUMBER OF SHARES		VALUE
	Electric Utilities
31,804	E.ON AG	$1,327,741
	Industrial Conglomerates
6,744	Siemens AG (Registered Shares) (c)	618,578
	Total Germany	2,921,001
	Greece (a)(1.0%)
	Commercial Banks
33,980	National Bank of Greece SA	866,457
	Ireland (a)(2.8%)
	Construction Materials
92,951	CRH PLC	2,517,823
	Italy (a)(2.5%)
	Oil, Gas & Consumable Fuels
89,084	Eni SpA	2,267,994
	Japan (a)(10.7%)
	Commercial Banks
53,300	Sumitomo Mitsui Financial Group, Inc. (b)	1,519,562
55,500	Tokyo Tomin Bank, Ltd. (The)	753,558
		2,273,120
	Electronic Equipment, Instruments & Components
18,834	Hoya Corp. (b)	499,304
21,053	TDK Corp. (b)	1,283,737
		1,783,041
	Machinery
158,448	Amada Co., Ltd. (b)	983,345
235,680	Daifuku Co., Ltd. (b)	1,490,049
117,000	Mori Seiki Co., Ltd. (b)	1,044,885
		3,518,279
	Office Electronics
27,200	Canon, Inc.	1,149,882
	Software
4,085	Nintendo Co., Ltd.	968,415
	Total Japan	9,692,737

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Netherlands (a)(6.0%)
	Chemicals
9,522	Akzo Nobel N.V.	$627,620
	Food Products
34,226	Unilever N.V.	1,115,261
	Media
152,876	Reed Elsevier N.V.	1,875,792
83,743	Wolters Kluwer N.V.	1,835,491
		3,711,283
	Total Netherlands	5,454,164
	Singapore (a)(2.0%)
	Air Freight & Logistics
1,266,000	Singapore Post Ltd.	908,063
	Road & Rail
746,406	ComfortDelgro Corp., Ltd.	867,935
	Total Singapore	1,775,998
	Spain (a)(1.1%)
	Diversified Telecommunication Services
36,400	Telefonica SA	1,014,523
	Switzerland (a)(4.1%)
	Food Products
23,182	Nestle SA (Registered Shares)	1,126,246
	Hotels, Restaurants & Leisure
1,742	Kuoni Reisen Holding AG (Registered Shares)	588,171
	Pharmaceuticals
37,143	Novartis AG (Registered Shares)	2,023,634
	Total Switzerland	3,738,051
	Taiwan (a)(1.7%)
	Computers & Peripherals
511,000	Acer, Inc.	1,526,588
	United Kingdom (a)(16.0%)
	Beverages
52,295	Diageo PLC	911,989
	Commercial Banks
58,598	HSBC Holdings PLC	668,738

NUMBER OF SHARES		VALUE
	Electric Utilities
49,053	Scottish & Southern Energy PLC	$916,664
	Insurance
213,746	Prudential PLC	2,177,437
	Machinery
52,846	IMI PLC	442,227
	Metals & Mining
16,127	BHP Billiton PLC	515,139
	Oil, Gas & Consumable Fuels
162,535	BP PLC	1,571,901
56,244	Royal Dutch Shell PLC (A Shares)	1,698,152
		3,270,053
	Pharmaceuticals
53,070	GlaxoSmithKline PLC	1,124,187
	Tobacco
83,495	British American Tobacco PLC	2,708,619
	Wireless Telecommunication Services
780,196	Vodafone Group PLC	1,806,695
	Total United Kingdom	14,541,748
	United States (33.3%)
	Capital Markets
64,551	Bank of New York Mellon Corp. (The)	1,805,491
4,758	Goldman Sachs Group, Inc. (The)	803,341
		2,608,832
	Chemicals
44,445	EI Du Pont de Nemours & Co.	1,496,463
	Commercial Services & Supplies
24,378	Avery Dennison Corp.	889,553
	Computers & Peripherals
34,826	Diebold, Inc.	990,800
	Containers & Packaging
29,820	Bemis Co., Inc.	884,163
31,706	Sonoco Products Co.	927,400
		1,811,563

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Diversified Financial Services
40,562	JPMorgan Chase & Co.	$1,690,218
52,172	Moody's Corp. (b)	1,398,210
		3,088,428
	Diversified Telecommunication Services
34,075	AT&T, Inc.	955,122
58,787	Verizon Communications, Inc.	1,947,614
		2,902,736
	Electric Utilities
21,939	Allete, Inc.	716,967
	Household Products
10,563	Procter & Gamble Co. (The)	640,435
	Media
27,495	McGraw-Hill Cos., Inc. (The)	921,357
	Multiline Retail
44,819	JC Penney Co., Inc.	1,192,634
	Personal Products
13,899	Mead Johnson Nutrition Co. (b)	607,386
	Pharmaceuticals
100,089	Bristol-Myers Squibb Co.	2,527,247
30,294	Eli Lilly & Co.	1,081,799
		3,609,046
	Real Estate Investment Trusts (REITs)
44,222	Potlatch Corp. (b)	1,409,797
	Semiconductors & Semiconductor Equipment
42,253	Intel Corp.	861,961
42,990	Texas Instruments, Inc.	1,120,320
		1,982,281
	Tobacco
71,989	Philip Morris International, Inc.	3,469,150
36,286	Reynolds American, Inc. (b)	1,922,069
		5,391,219
	Total United States	30,259,497
	Total Common Stocks (Cost $74,221,573)	88,366,834

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investments (13.8%) Securities Held as Collateral on Loaned Securities (11.9%)
	Repurchase Agreements (2.5%)
$190	Bank of America Securities LLC (0.01% dated 12/31/09, due 01/04/10; proceeds $189,722; fully collateralized by U.S. Government Agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association 5.00% due 11/20/39; valued at $193,516)	$189,722
1,444	Deutsche Bank (0.01% dated 12/31/09, due 01/04/10; proceeds $1,444,368; fully collateralized by U.S. Government Agency securities at the date of this Portfolio of Investments as follows: Federal National Mortgage Association 5.50% - 7.00% due 11/1/30 - 05/1/39; valued at $1,473,254)	1,444,367
637	ING (0.01% dated 12/31/09, due 01/04/10; proceeds $637,221 fully collateralized by U.S. Government Agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Association 0.60% - 2.23% due 09/15/14 - 08/15/30; valued at $649,968)	637,220
	Total Repurchase Agreements (Cost $2,271,309)	2,271,309

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (9.4%)
8,497	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $8,496,954)	$8,496,954
	Total Securities Held as Collateral on Loaned Securities (Cost $10,768,263)	10,768,263
	Investment Company (1.9%)
1,768	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,767,767)	1,767,767
	Total Short-Term Investments (Cost $12,536,030)	12,536,030
Total Investments (Cost $86,757,603) (d)(e)	111.2%	100,902,864
Liabilities in Excess of Other Assets	(11.2)	(10,142,594)
Net Assets	100.0%	$90,760,270

  (a)  Securities with a total market value equal to $56,740,299 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.

  (b)  All or a portion of this security was on loan at December 31, 2009.

  (c)  Non-income producing security.

  (d)  Securities have been designated as collateral in connection with open forward foreign currency contracts.

  (e)  The aggregate cost for federal income tax purposes is $87,246,315. The aggregate gross unrealized appreciation is $15,403,423 and the aggregate gross unrealized depreciation is $1,746,874 resulting in net unrealized appreciation of $13,656,549.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2009:

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
	$7,816,148	EUR	5,443,000	01/06/10	$(13,347)
	$2,589,522	GBP	1,631,000	01/06/10	44,789
GBP	1,631,000		$2,710,657	01/06/10	76,346
EUR	5,443,000		$8,151,328	01/06/10	348,527
GBP	1,722,000		$2,733,451	02/08/10	(47,274)
EUR	5,088,000		$7,305,961	02/08/10	12,404
Net Unrealized Appreciation					$421,445

Currency Abbreviations:

EUR  Euro.

GBP  British Pound.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Summary of Investments ■ December 31, 2009

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Tobacco	$8,099,838	9.0%
Oil, Gas & Consumable Fuels	6,812,115	7.5
Pharmaceuticals	6,756,867	7.5
Diversified Telecommunication Services	6,050,510	6.7
Machinery	5,920,296	6.6
Commercial Banks	4,653,794	5.2
Media	4,632,640	5.1
Insurance	3,970,620	4.4
Diversified Financial Services	3,088,428	3.4
Electric Utilities	2,961,372	3.3
Capital Markets	2,608,832	2.9
Construction Materials	2,517,823	2.8
Computers & Peripherals	2,517,388	2.8
Food Products	2,241,507	2.5
Real Estate Investment Trusts (REITs)	2,176,613	2.4
Chemicals	2,124,083	2.3
Semiconductors & Semiconductor Equipment	1,982,281	2.2
Air Freight & Logistics	1,882,745	2.1
Containers & Packaging	1,811,563	2.0
Wireless Telecommunication Services	1,806,695	2.0

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Electronic Equipment, Instruments & Components	$1,783,041		2.0%
Investment Company	1,767,767		2.0
Metals & Mining	1,465,382		1.6
Multiline Retail	1,192,634		1.3
Multi-Utilities	1,178,908		1.3
Office Electronics	1,149,882		1.3
Software	968,415		1.1
Beverages	911,989		1.0
Commercial Services & Supplies	889,553		1.0
Information Technology Services	888,515		1.0
Road & Rail	867,935		1.0
Household Products	640,435		0.7
Industrial Conglomerates	618,578		0.7
Personal Products	607,386		0.7
Hotels, Restaurants & Leisure	588,171		0.6
	$90,134,601	^	100.0%

^  Does not include open forward foreign currency contracts with net unrealized appreciation of $421,445. Also does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (95.4%) Belgium (a)(1.8%)
	Chemicals
43,206	Umicore	$1,438,754
	France (a)(9.9%)
	Commercial Banks
26,996	BNP Paribas	2,130,349
21,890	Societe Generale	1,514,621
		3,644,970
	Electrical Equipment
14,807	Schneider Electric SA	1,715,416
	Hotels, Restaurants & Leisure
17,540	ACCOR SA	952,839
	Multi-Utilities
38,873	GDF Suez (b)	1,686,454
	Total France	7,999,679
	Germany (a)(14.3%)
	Automobiles
32,349	Daimler AG	1,728,308
	Diversified Telecommunication Services
88,208	Deutsche Telecom AG	1,302,742
	Industrial Conglomerates
22,122	Siemens AG (Registered Shares)	2,029,092
	Insurance
13,644	Allianz SE (Registered Shares)	1,698,305
8,490	Muenchener Rueckversicherungs AG (Registered Shares)	1,323,479
		3,021,784
	Machinery
15,979	MAN SE	1,244,493
	Pharmaceuticals
27,205	Bayer AG	2,174,360
	Total Germany	11,500,779

NUMBER OF SHARES		VALUE
	Greece (a)(1.2%)
	Commercial Banks
38,280	National Bank of Greece SA (c)	$976,103
	Italy (a)(2.7%)
	Oil, Gas & Consumable Fuels
85,016	Eni SpA	2,164,427
	Luxembourg (a)(2.3%)
	Metals & Mining
40,420	ArcelorMittal (b)	1,833,243
	Netherlands (a)(1.8%)
	Diversified Telecommunication Services
86,096	Koninklijke KPN	1,460,335
	Spain (a)(5.2%)
	Commercial Banks
102,593	Banco Bilbao Vizcaya Argentaria SA (b)	1,858,397
	Diversified Telecommunication Services
83,341	Telefonica SA	2,322,840
	Total Spain	4,181,237
	Sweden (a)(1.7%)
	Auto Components
30,735	Autoliv, Inc. (SDR)	1,358,822
	Switzerland (a)(15.3%)
	Capital Markets
93,971	UBS AG (Registered Shares) (c)	1,443,571
	Food Products
68,035	Nestle SA (Registered Shares)	3,305,331
	Health Care Equipment & Supplies
29,726	Nobel Biocare Holding AG (Registered Shares)	994,865

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Insurance
6,271	Zurich Financial Services AG	$1,363,482
	Pharmaceuticals
47,887	Novartis AG (Registered Shares)	2,608,991
15,443	Roche Holding AG	2,627,104
		5,236,095
	Total Switzerland	12,343,344
	United Kingdom (a)(39.2%)
	Aerospace & Defense
275,524	BAE Systems PLC	1,587,793
137,199	Rolls-Royce Group PLC (c)	1,070,678
		2,658,471
	Capital Markets
196,602	Man Group PLC	967,097
	Commercial Banks
262,702	Barclays PLC	1,157,640
291,737	HSBC Holdings PLC	3,329,389
		4,487,029
	Food & Staples Retailing
253,828	Tesco PLC	1,744,000
222,000	WM Morrison Supermarkets PLC	989,735
		2,733,735
	Health Care Equipment & Supplies
76,945	SSL International PLC	970,974
	Insurance
129,520	Prudential PLC	1,319,424
	Media
107,858	Reed Elsevier PLC	885,702
	Metals & Mining
53,750	Anglo American PLC (c)	2,326,230
	Oil, Gas & Consumable Fuels
117,011	BG Group PLC	2,095,401

NUMBER OF SHARES		VALUE
102,690	Royal Dutch Shell PLC (A Shares)	$3,100,476
		5,195,877
	Pharmaceuticals
103,822	GlaxoSmithKline PLC	2,199,272
	Specialty Retail
254,292	Carphone Warehouse Group PLC	766,526
1,495,107	DSG International PLC (b)(c)	879,784
		1,646,310
	Tobacco
62,027	British American Tobacco PLC	2,012,187
54,334	Imperial Tobacco Group PLC	1,712,341
		3,724,528
	Wireless Telecommunication Services
1,076,254	Vodafone Group PLC	2,492,274
	Total United Kingdom	31,606,923
	Total Common Stocks (Cost $69,722,844)	76,863,646
	Preferred Stock (1.4%) Germany (a)
	Health Care Equipment & Supplies
16,178	Fresenius SE (Cost $1,279,733)	1,156,193

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investments (5.3%) Securities Held as Collateral on Loaned Securities (2.4%)
	Repurchase Agreements (0.5%)
$34	Bank of America Securities LLC (0.01% dated 12/31/09, due 01/04/10; proceeds $33,540; fully collateralized by U.S. Government Agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association 5.00% due 11/20/39; valued at $34,211)	$33,540
255	Deutsche Bank (0.01% dated 12/31/09, due 01/04/10; proceeds $255,345; fully collateralized by U.S. Government Agency securities at the date of this Portfolio of Investments as follows: Federal National Mortgage Association 5.50% - 7.00% due 11/01/30 - 05/01/39; valued at $260,451)	255,344
113	ING (0.01% dated 12/31/09, due 01/04/10; proceeds $112,652; fully collateralized by U.S. Government Agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Association 0.60% - 2.23% due 09/15/14 - 08/15/30; valued at $114,905)	112,652
	Total Repurchase Agreements (Cost $401,536)	401,536

NUMBER OF SHARES (000)		VALUE
	Investment Company (1.9%)
1,502	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,502,146)	$1,502,146
	Total Securities Held as Collateral on Loaned Securities (Cost $1,903,682)	1,903,682
	Investment Company (2.9%)
2,304	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $2,303,654)	2,303,654
	Total Short-Term Investments (Cost $4,207,336)	4,207,336
Total Investments (Cost $75,209,913) (d)	102.1%	82,227,175
Liabilities in Excess of Other Assets	(2.1)	(1,707,330)
Net Assets	100.0%	$80,519,845

SDR  Swedish Depositary Receipt.

  (a)  Securities with a total market value equal to $78,019,839 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.

  (b)  All or a portion of this security was on loan at December 31, 2009.

  (c)  Non-income producing security.

  (d)  The aggregate cost for federal income tax purposes is $76,630,771. The aggregate gross unrealized appreciation is $12,937,394 and the aggregate gross unrealized depreciation is $7,340,990 resulting in net unrealized appreciation of $5,596,404.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Summary of Investments ■ December 31, 2009

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Commercial Banks	$10,966,499	13.7%
Pharmaceuticals	9,609,727	12.0
Oil, Gas & Consumable Fuels	7,360,304	9.2
Insurance	5,704,690	7.1
Diversified Telecommunication Services	5,085,917	6.3
Metals & Mining	4,159,473	5.2
Tobacco	3,724,528	4.6
Food Products	3,305,331	4.1
Health Care Equipment & Supplies	3,122,032	3.9
Food & Staples Retailing	2,733,735	3.4
Aerospace & Defense	2,658,471	3.3
Wireless Telecommunication Services	2,492,274	3.1

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Capital Markets	$2,410,668		3.0%
Investment Company	2,303,654		2.9
Industrial Conglomerates	2,029,092		2.5
Automobiles	1,728,308		2.2
Electrical Equipment	1,715,416		2.1
Multi-Utilities	1,686,454		2.1
Specialty Retail	1,646,310		2.0
Chemicals	1,438,754		1.8
Auto Components	1,358,822		1.7
Machinery	1,244,493		1.5
Hotels, Restaurants & Leisure	952,839		1.2
Media	885,702		1.1
	$80,323,493	^	100.0%

^  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Capital Opportunities

Portfolio of Investments ■ December 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (97.3%)
	Air Freight & Logistics (2.1%)
162,243	Expeditors International of Washington, Inc.	$5,634,699
	Capital Markets (3.8%)
124,976	Greenhill & Co., Inc.	10,028,074
	Chemicals (4.2%)
136,165	Monsanto Co.	11,131,489
	Computers & Peripherals (9.9%)
85,465	Apple, Inc. (a)	18,021,150
264,402	Teradata Corp. (a)	8,310,155
		26,331,305
	Distributors (3.3%)
2,116,000	Li & Fung Ltd. (Bermuda) (b)(c)	8,708,354
	Diversified Financial Services (7.0%)
796,806	BM&F BOVESPA SA (Brazil) (b)	5,537,683
236,838	Leucadia National Corp. (a)	5,634,376
235,087	MSCI, Inc. (Class A) (a)	7,475,767
		18,647,826
	Health Care Technology (3.0%)
179,179	athenahealth, Inc. (a)	8,106,058
	Hotels, Restaurants & Leisure (6.1%)
133,241	Ctrip.com International Ltd. (ADR) (Cayman Islands) (a)	9,574,698
116,420	Wynn Resorts Ltd.	6,779,137
		16,353,835
	Information Technology Services (6.3%)
43,198	Mastercard, Inc. (Class A)	11,057,824
354,591	Redecard SA (Brazil) (b)	5,822,730
		16,880,554
	Internet & Catalog Retail (7.3%)
145,499	Amazon.com, Inc. (a)	19,572,525

NUMBER OF SHARES		VALUE
	Internet Software & Services (18.3%)
23,246	Baidu, Inc. (ADR) (Cayman Islands) (a)	$9,559,453
32,315	Google, Inc. (Class A) (a)	20,034,654
883,100	Tencent Holdings Ltd. (Cayman Islands) (b)(c)	19,032,936
		48,627,043
	Life Sciences Tools & Services (5.0%)
190,887	Illumina, Inc. (a)	5,850,686
107,810	Techne Corp.	7,391,454
		13,242,140
	Oil, Gas & Consumable Fuels (6.5%)
134,532	Range Resources Corp.	6,706,420
210,744	Ultra Petroleum Corp. (Canada) (a)	10,507,696
		17,214,116
	Professional Services (5.4%)
155,672	CoStar Group, Inc. (a)	6,502,420
260,158	Verisk Analytics, Inc. (Class A) (a)	7,877,584
		14,380,004
	Real Estate Management & Development (3.4%)
412,484	Brookfield Asset Management, Inc. (Class A) (Canada)	9,148,895
	Semiconductors & Semiconductor Equipment (2.4%)
276,555	Tessera Technologies, Inc. (a)	6,435,435
	Software (3.3%)
117,680	Salesforce.com, Inc. (a)	8,681,254
	Total Common Stocks (Cost $210,941,276)	259,123,606

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Capital Opportunities

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (2.8%)
	Investment Company
7,508	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $7,508,265)	$7,508,265
Total Investments (Cost $218,449,541) (d)	100.1%	266,631,871
Liabilities in Excess of Other Assets	(0.1)	(230,630)
Net Assets	100.0%	$266,401,241

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Securities with a total market value equal to $39,101,703 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.

  (c)  Security trades on the Hong Kong exchange.

  (d)  The aggregate cost for federal income tax purposes is $220,099,158. The aggregate gross unrealized appreciation is $66,641,326 and the aggregate gross unrealized depreciation is $20,108,613 resulting in net unrealized appreciation of $46,532,713.

SUMMARY OF INVESTMENTS

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$48,627,043	18.2%
Computers & Peripherals	26,331,305	9.9
Internet & Catalog Retail	19,572,525	7.3
Diversified Financial Services	18,647,826	7.0
Oil, Gas & Consumable Fuels	17,214,116	6.5
Information Technology Services	16,880,554	6.3
Hotels, Restaurants & Leisure	16,353,835	6.1
Professional Services	14,380,004	5.4
Life Sciences Tools & Services	13,242,140	5.0
Chemicals	11,131,489	4.2
Capital Markets	10,028,074	3.8
Real Estate Management & Development	9,148,895	3.4
Distributors	8,708,354	3.3
Software	8,681,254	3.3
Health Care Technology	8,106,058	3.0
Investment Company	7,508,265	2.8
Semiconductors & Semiconductor Equipment	6,435,435	2.4
Air Freight & Logistics	5,634,699	2.1
	$266,631,871	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ December 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (99.1%)
	Aerospace & Defense (2.7%)
9,276	Boeing Co. (The)	$502,110
5,064	General Dynamics Corp.	345,213
1,738	Goodrich Corp.	111,666
9,536	Honeywell International, Inc.	373,811
2,564	ITT Corp.	127,533
1,350	L-3 Communications Holdings, Inc.	117,382
4,065	Lockheed Martin Corp.	306,298
4,141	Northrop Grumman Corp.	231,275
1,713	Precision Castparts Corp.	189,030
4,701	Raytheon Co.	242,196
2,235	Rockwell Collins, Inc.	123,730
11,956	United Technologies Corp.	829,866
		3,500,110
	Air Freight & Logistics (1.0%)
2,389	C.H. Robinson Worldwide, Inc.	140,306
2,994	Expeditors International of Washington, Inc.	103,982
4,049	FedEx Corp.	337,889
12,653	United Parcel Service, Inc. (Class B)	725,902
		1,308,079
	Airlines (0.1%)
10,446	Southwest Airlines Co.	119,398
	Auto Components (0.2%)
3,407	Goodyear Tire & Rubber Co. (The) (a)	48,039
8,390	Johnson Controls, Inc.	228,543
		276,582
	Automobiles (0.4%)
42,579	Ford Motor Co. (a)	425,790
3,288	Harley-Davidson, Inc.	82,858
		508,648
	Beverages (2.6%)
1,385	Brown-Forman Corp. (Class B)	74,194

NUMBER OF SHARES		VALUE
30,166	Coca-Cola Co. (The)	$1,719,462
4,483	Coca-Cola Enterprises, Inc.	95,040
2,749	Constellation Brands, Inc. (Class A) (a)	43,791
3,582	Dr Pepper Snapple Group, Inc.	101,371
2,102	Molson Coors Brewing Co. (Class B)	94,926
1,908	Pepsi Bottling Group, Inc.	71,550
20,251	PepsiCo, Inc.	1,231,261
		3,431,595
	Biotechnology (1.5%)
13,423	Amgen, Inc. (a)	759,339
3,674	Biogen Idec, Inc. (a)	196,559
6,308	Celgene Corp. (a)	351,229
967	Cephalon, Inc. (a)	60,351
3,307	Genzyme Corp. (a)	162,076
11,212	Gilead Sciences, Inc. (a)	485,255
		2,014,809
	Building Products (0.1%)
5,082	Masco Corp.	70,182
	Capital Markets (2.7%)
3,059	Ameriprise Financial, Inc.	118,750
15,304	Bank of New York Mellon Corp. (The)	428,053
11,768	Charles Schwab Corp. (The)	221,474
12,787	E*Trade Financial Corp. (a)	22,377
1,251	Federated Investors, Inc. (Class B)	34,402
1,885	Franklin Resources, Inc.	198,585
6,633	Goldman Sachs Group, Inc. (The)	1,119,916
5,436	Invesco Ltd. (Bermuda)	127,692
2,229	Janus Capital Group, Inc.	29,980
2,004	Legg Mason, Inc.	60,441
17,449	Morgan Stanley (See Note 6)	516,490
3,149	Northern Trust Corp.	165,008
6,636	State Street Corp.	288,931
3,150	T. Rowe Price Group, Inc.	167,737
		3,499,836

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Chemicals (2.0%)
2,602	Air Products & Chemicals, Inc.	$210,918
1,095	Airgas, Inc.	52,122
669	CF Industries Holdings, Inc.	60,732
14,948	Dow Chemical Co. (The)	413,013
1,024	Eastman Chemical Co.	61,686
2,912	Ecolab, Inc.	129,817
12,015	EI Du Pont de Nemours & Co.	404,545
990	FMC Corp.	55,202
1,111	International Flavors & Fragrances, Inc.	45,707
6,988	Monsanto Co.	571,269
2,319	PPG Industries, Inc.	135,754
4,057	Praxair, Inc.	325,818
1,770	Sigma-Aldrich Corp.	89,438
		2,556,021
	Commercial Banks (2.7%)
8,796	BB&T Corp.	223,155
2,125	Comerica, Inc.	62,836
9,750	Fifth Third Bancorp	95,063
3,115	First Horizon National Corp. (a)	41,740
6,049	Huntington Bancshares, Inc.	22,079
10,036	Keycorp	55,700
1,090	M&T Bank Corp.	72,910
4,480	Marshall & Ilsley Corp.	24,416
6,085	PNC Financial Services Group, Inc.	321,229
13,934	Regions Financial Corp.	73,711
6,261	SunTrust Banks, Inc.	127,036
24,744	US Bancorp	556,987
66,440	Wells Fargo & Co.	1,793,208
1,629	Zions BanCorp.	20,900
		3,490,970
	Commercial Services & Supplies (0.5%)
1,501	Avery Dennison Corp.	54,771
1,855	Cintas Corp.	48,323

NUMBER OF SHARES		VALUE
2,538	Iron Mountain, Inc. (a)	$57,765
2,911	Pitney Bowes, Inc.	66,254
4,533	Republic Services, Inc.	128,329
2,895	RR Donnelley & Sons Co.	64,472
1,208	Stericycle, Inc. (a)	66,645
6,075	Waste Management, Inc.	205,396
		691,955
	Communications Equipment (2.6%)
75,103	Cisco Systems, Inc. (a)	1,797,966
1,901	Harris Corp.	90,392
3,104	JDS Uniphase Corp. (a)	25,608
6,576	Juniper Networks, Inc. (a)	175,382
30,087	Motorola, Inc. (a)	233,475
21,514	QUALCOMM, Inc.	995,238
5,620	Tellabs, Inc. (a)	31,922
		3,349,983
	Computers & Peripherals (5.9%)
11,706	Apple, Inc. (a)	2,468,327
22,832	Dell, Inc. (a)	327,868
26,219	EMC Corp. (a)	458,046
30,961	Hewlett-Packard Co.	1,594,801
17,091	International Business Machines Corp.	2,237,212
1,107	Lexmark International, Inc. (Class A) (a)	28,760
4,662	NetApp, Inc. (a)	160,326
1,806	QLogic Corp. (a)	34,079
3,192	SanDisk Corp. (a)	92,536
10,430	Sun Microsystems, Inc. (a)	97,729
2,485	Teradata Corp. (a)	78,104
3,115	Western Digital Corp. (a)	137,527
		7,715,315
	Construction & Engineering (0.2%)
2,563	Fluor Corp.	115,438

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
1,735	Jacobs Engineering Group, Inc. (a)	$65,253
2,726	Quanta Services, Inc. (a)	56,810
		237,501
	Construction Materials (0.1%)
1,555	Vulcan Materials Co.	81,902
	Consumer Finance (0.8%)
15,603	American Express Co.	632,233
5,850	Capital One Financial Corp.	224,289
6,777	Discover Financial Services	99,690
6,599	SLM Corp. (a)	74,371
		1,030,583
	Containers & Packaging (0.2%)
1,336	Ball Corp.	69,071
1,407	Bemis Co., Inc.	41,717
2,356	Owens-Illinois, Inc. (a)	77,442
1,855	Pactiv Corp. (a)	44,780
2,229	Sealed Air Corp.	48,726
		281,736
	Distributors (0.1%)
2,251	Genuine Parts Co.	85,448
	Diversified Consumer Services (0.2%)
1,504	Apollo Group, Inc. (Class A) (a)	91,112
851	DeVry, Inc.	48,277
4,786	H&R Block, Inc.	108,260
		247,649
	Diversified Financial Services (4.3%)
129,434	Bank of America Corp.	1,949,274
255,584	Citigroup, Inc. (See Note 6)	845,983
849	CME Group, Inc.	285,222
1,020	IntercontinentalExchange, Inc. (a)	114,546
51,284	JPMorgan Chase & Co.	2,137,004
2,499	Leucadia National Corp. (a)	59,451
2,743	Moody's Corp.	73,512

NUMBER OF SHARES		VALUE
1,922	NASDAQ OMX Group, Inc. (The) (a)	$38,094
3,742	NYSE Euronext	94,673
		5,597,759
	Diversified Telecommunication Services (2.8%)
76,890	AT&T, Inc.	2,155,227
3,490	CenturyTel, Inc.	126,373
4,396	Frontier Communications Corp.	34,333
20,687	Qwest Communications International, Inc.	87,092
36,834	Verizon Communications, Inc.	1,220,310
6,205	Windstream Corp.	68,193
		3,691,528
	Electric Utilities (2.0%)
2,387	Allegheny Energy, Inc.	56,047
6,499	American Electric Power Co., Inc.	226,100
16,225	Duke Energy Corp.	279,232
3,819	Edison International	132,825
2,290	Entergy Corp.	187,414
8,262	Exelon Corp.	403,764
3,706	FirstEnergy Corp.	172,144
5,359	FPL Group, Inc.	283,062
2,199	Northeast Utilities	56,712
3,053	Pepco Holdings, Inc.	51,443
1,424	Pinnacle West Capital Corp.	52,090
5,295	PPL Corp.	171,082
3,715	Progress Energy, Inc.	152,352
10,291	Southern Co.	342,896
		2,567,163
	Electrical Equipment (0.5%)
9,552	Emerson Electric Co.	406,915
647	First Solar, Inc. (a)	87,604
1,998	Rockwell Automation, Inc.	93,866
1,193	Roper Industries, Inc.	62,477
		650,862

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Electronic Equipment, Instruments & Components (0.6%)
4,027	Agilent Technologies, Inc. (a)	$125,119
2,482	Amphenol Corp. (Class A)	114,619
20,542	Corning, Inc.	396,666
1,960	FLIR Systems, Inc. (a)	64,131
2,975	Jabil Circuit, Inc.	51,676
1,989	Molex, Inc.	42,863
		795,074
	Energy Equipment & Services (1.8%)
3,645	Baker Hughes, Inc.	147,550
4,122	BJ Services Co.	76,669
3,100	Cameron International Corp. (a)	129,580
969	Diamond Offshore Drilling, Inc.	95,369
1,414	FMC Technologies, Inc. (a)	81,786
11,662	Halliburton Co.	350,910
4,018	Nabors Industries Ltd. (Bermuda) (a)	87,954
5,324	National Oilwell Varco, Inc.	234,735
1,596	Rowan Cos., Inc. (a)	36,133
15,515	Schlumberger Ltd. (Netherlands Antilles)	1,009,871
3,090	Smith International, Inc.	83,955
		2,334,512
	Food & Staples Retailing (2.6%)
5,652	Costco Wholesale Corp.	334,429
18,504	CVS Caremark Corp.	596,014
8,011	Kroger Co. (The)	164,466
4,919	Safeway, Inc.	104,726
2,990	SUPERVALU, Inc.	38,003
7,528	Sysco Corp.	210,332
27,373	Wal-Mart Stores, Inc.	1,463,087
12,695	Walgreen Co.	466,160
1,981	Whole Foods Market, Inc. (a)	54,378
		3,431,595

NUMBER OF SHARES		VALUE
	Food Products (1.6%)
8,291	Archer-Daniels-Midland Co.	$259,591
2,043	Campbell Soup Co.	69,053
5,141	ConAgra Foods, Inc.	118,500
2,174	Dean Foods Co. (a)	39,219
4,006	General Mills, Inc.	283,665
2,342	Hershey Co. (The)	83,820
3,833	HJ Heinz Co.	163,899
980	Hormel Foods Corp.	37,681
1,672	JM Smucker Co. (The)	103,246
3,024	Kellogg Co.	160,877
19,323	Kraft Foods, Inc. (Class A)	525,199
1,836	McCormick & Co., Inc.	66,335
9,982	Sara Lee Corp.	121,581
4,266	Tyson Foods, Inc. (Class A)	52,344
		2,085,010
	Gas Utilities (0.2%)
1,848	EQT Corp.	81,164
638	Nicor, Inc.	26,860
2,449	Questar Corp.	101,805
		209,829
	Health Care Equipment & Supplies (1.9%)
7,685	Baxter International, Inc.	450,956
3,102	Becton Dickinson and Co.	244,624
18,343	Boston Scientific Corp. (a)	165,087
1,014	C.R. Bard, Inc.	78,991
2,539	CareFusion Corp. (a)	63,500
2,103	DENTSPLY International, Inc.	73,962
2,254	Hospira, Inc. (a)	114,954
451	Intuitive Surgical, Inc. (a)	136,797
14,524	Medtronic, Inc.	638,766
3,965	St Jude Medical, Inc. (a)	145,833
3,523	Stryker Corp.	177,453
1,755	Varian Medical Systems, Inc. (a)	82,222
2,683	Zimmer Holdings, Inc. (a)	158,592
		2,531,737

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Health Care Providers & Services (2.1%)
5,700	Aetna, Inc.	$180,690
3,265	AmerisourceBergen Corp.	85,119
5,078	Cardinal Health, Inc.	163,715
3,142	CIGNA Corp.	110,818
2,104	Coventry Health Care, Inc. (a)	51,106
1,466	DaVita, Inc. (a)	86,113
3,596	Express Scripts, Inc. (a)	310,874
2,382	Humana, Inc. (a)	104,546
1,525	Laboratory Corp. of America Holdings (a)	114,131
3,502	McKesson Corp.	218,875
6,130	Medco Health Solutions, Inc. (a)	391,768
1,288	Patterson Cos., Inc. (a)	36,038
1,834	Quest Diagnostics, Inc.	110,737
5,862	Tenet Healthcare Corp. (a)	31,596
15,173	UnitedHealth Group, Inc.	462,473
5,689	WellPoint, Inc. (a)	331,612
		2,790,211
	Health Care Technology (0.0%)
2,568	IMS Health, Inc.	54,082
	Hotels, Restaurants & Leisure (1.4%)
5,348	Carnival Corp. (Units) (Panama) (a)(b)	169,478
1,959	Darden Restaurants, Inc.	68,702
4,161	International Game Technology	78,102
2,916	Marriott International, Inc. (Class A)	79,461
13,837	McDonald's Corp.	863,982
9,509	Starbucks Corp. (a)	219,278
2,585	Starwood Hotels & Resorts Worldwide, Inc.	94,533
2,504	Wyndham Worldwide Corp.	50,506
870	Wynn Resorts Ltd.	50,660
5,764	Yum! Brands, Inc.	201,567
		1,876,269

NUMBER OF SHARES		VALUE
	Household Durables (0.4%)
849	Black & Decker Corp.	$55,041
3,890	DR Horton, Inc.	42,284
2,117	Fortune Brands, Inc.	91,454
827	Harman International Industries, Inc.	29,177
2,206	Leggett & Platt, Inc.	45,002
1,995	Lennar Corp. (Class A)	25,476
3,914	Newell Rubbermaid, Inc.	58,749
3,326	Pulte Homes, Inc. (a)	33,260
811	Snap-On, Inc.	34,273
1,113	Stanley Works (The)	57,331
1,038	Whirlpool Corp.	83,725
		555,772
	Household Products (2.5%)
1,959	Clorox Co.	119,499
6,203	Colgate-Palmolive Co.	509,576
5,474	Kimberly-Clark Corp.	348,749
37,971	Procter & Gamble Co. (The)	2,302,182
		3,280,006
	Independent Power Producers & Energy Traders (0.2%)
9,500	AES Corp. (The) (a)	126,445
2,519	Constellation Energy Group, Inc.	88,593
		215,038
	Industrial Conglomerates (2.2%)
9,069	3M Co.	749,734
138,405	General Electric Co. (c)	2,094,068
3,405	Textron, Inc.	64,048
		2,907,850
	Information Technology Services (1.6%)
1,378	Affiliated Computer Services, Inc. (Class A) (a)	82,253
6,564	Automatic Data Processing, Inc.	281,070

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
3,558	Cognizant Technology Solutions Corp. (Class A) (a)	$161,177
2,139	Computer Sciences Corp. (a)	123,057
3,745	Fidelity National Information Services, Inc.	87,783
2,262	Fiserv, Inc. (a)	109,662
1,230	Mastercard, Inc. (Class A)	314,855
4,534	Paychex, Inc.	138,922
3,214	SAIC, Inc. (a)	60,873
2,779	Total System Services, Inc.	47,993
5,783	Visa, Inc. (Class A)	505,781
8,842	Western Union Co. (The)	166,672
		2,080,098
	Insurance (2.4%)
5,980	Aflac, Inc.	276,575
6,784	Allstate Corp. (The) (See Note 6)	203,791
1,898	American International Group, Inc. (a)	56,902
3,810	AON Corp.	146,075
1,661	Assurant, Inc.	48,966
4,580	Chubb Corp.	225,244
2,293	Cincinnati Financial Corp.	60,168
6,116	Genworth Financial, Inc. (Class A) (a)	69,417
4,701	Hartford Financial Services Group, Inc.	109,345
3,613	Lincoln National Corp.	89,891
4,416	Loews Corp.	160,522
7,259	Marsh & McLennan Cos., Inc.	160,279
10,372	MetLife, Inc. (See Note 6)	366,650
3,845	Principal Financial Group, Inc.	92,434
8,451	Progressive Corp. (The) (a)	152,034
6,105	Prudential Financial, Inc.	303,785
1,201	Torchmark Corp.	52,784
7,209	Travelers Companies, Inc. (The)	359,441
4,676	Unum Group	91,276
4,671	XL Capital Ltd. (Class A) (Cayman Islands)	85,619
		3,111,198

NUMBER OF SHARES		VALUE
	Internet & Catalog Retail (0.6%)
4,323	Amazon.com, Inc. (a)	$581,530
2,958	Expedia, Inc. (a)	76,050
567	Priceline.com, Inc. (a)	123,890
		781,470
	Internet Software & Services (2.0%)
2,388	Akamai Technologies, Inc. (a)	60,488
14,552	eBay, Inc. (a)	342,554
3,133	Google, Inc. (Class A) (a)	1,942,397
2,740	VeriSign, Inc. (a)	66,418
15,291	Yahoo!, Inc. (a)	256,583
		2,668,440
	Leisure Equipment & Products (0.1%)
3,791	Eastman Kodak Co. (a)	15,998
1,749	Hasbro, Inc.	56,073
5,061	Mattel, Inc.	101,119
		173,190
	Life Sciences Tools & Services (0.4%)
2,437	Life Technologies Corp. (a)	127,285
780	Millipore Corp. (a)	56,433
1,668	PerkinElmer, Inc.	34,344
5,408	Thermo Fisher Scientific, Inc. (a)	257,908
1,388	Waters Corp. (a)	86,000
		561,970
	Machinery (1.6%)
8,105	Caterpillar, Inc.	461,904
2,844	Cummins, Inc.	130,426
3,223	Danaher Corp.	242,370
5,525	Deere & Co.	298,847
2,626	Dover Corp.	109,268
1,927	Eaton Corp.	122,596
798	Flowserve Corp.	75,435
4,979	Illinois Tool Works, Inc.	238,942
4,446	PACCAR, Inc.	161,256

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
1,667	Pall Corp.	$60,345
2,276	Parker Hannifin Corp.	122,631
		2,024,020
	Media (2.8%)
9,601	CBS Corp. (Class B)	134,894
36,784	Comcast Corp. (Class A)	620,178
12,250	DIRECTV (Class A) (a)	408,538
3,221	Gannett Co., Inc.	47,832
6,729	Interpublic Group of Cos., Inc. (a)	49,660
3,695	McGraw-Hill Cos., Inc. (The)	123,819
510	Meredith Corp.	15,734
1,645	New York Times Co. (The) (Class A) (a)	20,332
28,473	News Corp. (Class A)	389,795
4,389	Omnicom Group, Inc.	171,829
1,272	Scripps Networks Interactive, Inc. (Class A)	52,788
4,325	Time Warner Cable, Inc.	179,012
15,150	Time Warner, Inc.	441,471
7,744	Viacom, Inc. (Class B) (a)	230,229
23,939	Walt Disney Co. (The)	772,033
85	Washington Post Co. (The) (Class B)	37,366
		3,695,510
	Metals & Mining (1.1%)
1,582	AK Steel Holding Corp.	33,776
12,445	Alcoa, Inc.	200,613
1,360	Allegheny Technologies, Inc.	60,887
1,414	Cliffs Natural Resources, Inc.	65,171
5,526	Freeport-McMoRan Copper & Gold, Inc. (a)	443,683
6,176	Newmont Mining Corp.	292,187
3,817	Nucor Corp.	178,063
1,202	Titanium Metals Corp. (a)	15,049
1,679	United States Steel Corp.	92,546
		1,381,975
	Multi-Utilities (1.4%)
2,986	Ameren Corp.	83,459

NUMBER OF SHARES		VALUE
4,860	Centerpoint Energy, Inc.	$70,519
3,194	CMS Energy Corp.	50,018
3,864	Consolidated Edison, Inc.	175,542
7,463	Dominion Resources, Inc.	290,460
2,302	DTE Energy Co.	100,344
1,079	Integrys Energy Group, Inc.	45,307
3,873	NiSource, Inc.	59,567
5,097	PG&E Corp.	227,581
6,394	Public Service Enterprise Group, Inc.	212,601
1,658	SCANA Corp.	62,473
2,978	Sempra Energy	166,708
3,005	TECO Energy, Inc.	48,741
1,651	Wisconsin Energy Corp.	82,269
6,341	Xcel Energy, Inc.	134,556
		1,810,145
	Multiline Retail (0.9%)
1,160	Big Lots, Inc. (a)	33,617
1,973	Family Dollar Stores, Inc.	54,909
3,137	JC Penney Co., Inc.	83,475
3,784	Kohl's Corp. (a)	204,071
5,939	Macy's, Inc.	99,538
2,251	Nordstrom, Inc.	84,592
786	Sears Holdings Corp. (a)	65,592
10,027	Target Corp.	485,006
		1,110,800
	Office Electronics (0.1%)
12,223	Xerox Corp.	103,407
	Oil, Gas & Consumable Fuels (9.6%)
6,240	Anadarko Petroleum Corp.	389,501
4,457	Apache Corp.	459,829
1,459	Cabot Oil & Gas Corp.	63,598
8,243	Chesapeake Energy Corp.	213,329
26,138	Chevron Corp.	2,012,365
19,211	ConocoPhillips	981,106
2,559	Consol Energy, Inc.	127,438
3,950	Denbury Resources, Inc. (a)	58,460
5,826	Devon Energy Corp.	428,211

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
9,902	El Paso Corp.	$97,337
3,229	EOG Resources, Inc.	314,182
61,703	Exxon Mobil Corp.	4,207,527
4,006	Hess Corp.	242,363
9,211	Marathon Oil Corp.	287,567
1,202	Massey Energy Co.	50,496
2,690	Murphy Oil Corp.	145,798
2,074	Noble Energy, Inc.	147,710
10,579	Occidental Petroleum Corp.	860,602
3,183	Peabody Energy Corp.	143,903
1,662	Pioneer Natural Resources Co.	80,058
2,194	Range Resources Corp.	109,371
4,362	Southwestern Energy Co. (a)	210,248
8,629	Spectra Energy Corp.	176,981
1,650	Sunoco, Inc.	43,065
1,955	Tesoro Corp.	26,490
7,287	Valero Energy Corp.	122,057
8,171	Williams Cos., Inc. (The)	172,245
7,232	XTO Energy, Inc.	336,505
		12,508,342
	Paper & Forest Products (0.3%)
6,037	International Paper Co.	161,671
2,412	MeadWestvaco Corp.	69,055
2,984	Weyerhaeuser Co.	128,730
		359,456
	Personal Products (0.3%)
5,227	Avon Products, Inc.	164,650
1,636	Estee Lauder Cos., Inc. (The) (Class A)	79,117
2,307	Mead Johnson Nutrition Co.	100,816
		344,583
	Pharmaceuticals (6.4%)
19,683	Abbott Laboratories	1,062,685
4,045	Allergan, Inc.	254,876
22,295	Bristol-Myers Squibb Co.	562,949
13,359	Eli Lilly & Co.	477,050
4,256	Forest Laboratories, Inc. (a)	136,660
35,896	Johnson & Johnson	2,312,061
3,480	King Pharmaceuticals, Inc. (a)	42,700

NUMBER OF SHARES		VALUE
39,636	Merck & Co., Inc.	$1,448,299
4,303	Mylan, Inc. (a)	79,304
105,029	Pfizer, Inc.	1,910,478
1,477	Watson Pharmaceuticals, Inc. (a)	58,504
		8,345,566
	Professional Services (0.2%)
761	Dun & Bradstreet Corp.	64,206
1,784	Equifax, Inc.	55,108
1,740	Monster Worldwide, Inc. (a)	30,276
2,191	Robert Half International, Inc.	58,565
		208,155
	Real Estate Investment Trusts (REITs) (1.2%)
1,642	Apartment Investment & Management Co. (Class A)	26,141
1,123	AvalonBay Communities, Inc.	92,210
1,706	Boston Properties, Inc.	114,421
3,841	Equity Residential	129,749
3,568	HCP, Inc.	108,967
1,403	Health Care REIT, Inc.	62,181
7,534	Host Hotels & Resorts, Inc. (a)	87,922
4,224	Kimco Realty Corp.	57,151
2,355	Plum Creek Timber Co., Inc.	88,925
5,063	ProLogis	69,312
1,770	Public Storage	144,166
3,695	Simon Property Group, Inc.	294,861
2,081	Ventas, Inc.	91,023
2,008	Vornado Realty Trust	140,439
		1,507,468
	Real Estate Management & Development (0.0%)
3,149	CB Richard Ellis Group, Inc. (Class A) (a)	42,732
	Road & Rail (1.0%)
3,363	Burlington Northern Santa Fe Corp.	331,659
5,026	CSX Corp.	243,711
4,716	Norfolk Southern Corp.	247,213

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
785	Ryder System, Inc.	$32,318
6,713	Union Pacific Corp.	428,961
		1,283,862
	Semiconductors & Semiconductor Equipment (2.6%)
8,592	Advanced Micro Devices, Inc. (a)	83,171
4,199	Altera Corp.	95,023
4,112	Analog Devices, Inc.	129,857
17,167	Applied Materials, Inc.	239,308
5,407	Broadcom Corp. (Class A) (a)	170,050
72,761	Intel Corp.	1,484,324
2,384	Kla-Tencor Corp.	86,206
3,131	Linear Technology Corp.	95,621
9,109	LSI Corp. (a)	54,745
3,169	MEMC Electronic Materials, Inc. (a)	43,162
2,568	Microchip Technology, Inc.	74,626
10,785	Micron Technology, Inc. (a)	113,890
2,755	National Semiconductor Corp.	42,317
1,379	Novellus Systems, Inc. (a)	32,186
7,584	Nvidia Corp. (a)	141,669
2,391	Teradyne, Inc. (a)	25,655
16,038	Texas Instruments, Inc.	417,950
3,868	Xilinx, Inc.	96,932
		3,426,692
	Software (4.4%)
6,806	Adobe Systems, Inc. (a)	250,325
3,195	Autodesk, Inc. (a)	81,185
2,648	BMC Software, Inc. (a)	106,185
5,562	CA, Inc.	124,923
2,565	Citrix Systems, Inc. (a)	106,730
3,481	Compuware Corp. (a)	25,168
4,531	Electronic Arts, Inc. (a)	80,425
4,520	Intuit, Inc. (a)	138,809
2,157	McAfee, Inc. (a)	87,509
101,223	Microsoft Corp.	3,086,289
4,875	Novell, Inc. (a)	20,231

NUMBER OF SHARES		VALUE
50,823	Oracle Corp.	$1,247,196
2,639	Red Hat, Inc. (a)	81,545
1,482	Salesforce.com, Inc. (a)	109,327
10,294	Symantec Corp. (a)	184,160
		5,730,007
	Specialty Retail (1.9%)
1,229	Abercrombie & Fitch Co. (Class A)	42,831
1,523	AutoNation, Inc. (a)	29,166
348	AutoZone, Inc. (a)	55,008
3,667	Bed Bath & Beyond, Inc. (a)	141,656
4,179	Best Buy Co., Inc.	164,903
2,313	GameStop Corp. (Class A) (a)	50,747
6,584	Gap, Inc. (The)	137,935
21,883	Home Depot, Inc.	633,075
3,821	Limited Brands, Inc.	73,516
18,482	Lowe's Cos., Inc.	432,294
1,853	O'Reilly Automotive, Inc. (a)	70,636
3,882	Office Depot, Inc. (a)	25,039
1,766	RadioShack Corp.	34,437
1,324	Ross Stores, Inc.	56,548
1,387	Sherwin-Williams Co. (The)	85,509
8,908	Staples, Inc.	219,048
1,738	Tiffany & Co.	74,734
5,237	TJX Cos., Inc.	191,412
		2,518,494
	Textiles, Apparel & Luxury Goods (0.5%)
3,886	Coach, Inc.	141,956
5,100	NIKE, Inc. (Class B)	336,957
794	Polo Ralph Lauren Corp.	64,298
1,244	VF Corp.	91,110
		634,321
	Thrifts & Mortgage Finance (0.1%)
5,424	Hudson City Bancorp, Inc.	74,471
4,911	People's United Financial, Inc.	82,014
		156,485

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Tobacco (1.5%)
26,207	Altria Group, Inc.	$514,444
2,045	Lorillard, Inc.	164,070
24,776	Philip Morris International, Inc.	1,193,956
2,387	Reynolds American, Inc.	126,439
		1,998,909
	Trading Companies & Distributors (0.1%)
1,825	Fastenal Co.	75,993
913	WW Grainger, Inc.	88,406
		164,399
	Wireless Telecommunication Services (0.3%)
4,953	American Tower Corp. (Class A) (a)	214,019
2,582	MetroPCS Communications, Inc. (a)	19,701
40,341	Sprint Nextel Corp. (a)	147,648
		381,368
	Total Common Stocks (Cost $101,233,790)	129,185,661
NUMBER OF SHARES (000)
	Short-Term Investment (0.9%)
	Investment Company
1,184	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,183,795)	1,183,795
Total Investments (Cost $102,417,585) (d)(e)	100.0%	130,369,456
Other Assets in Excess of Liabilities	0.0	18,398
Net Assets	100.0%	$130,387,854

  (a)  Non-income producing security.

  (b)  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (c)  A portion of this security has been physically segregated in connection with open futures contracts.

  (d)  Securities have been designated as collateral in connection with open futures contracts.

  (e)  The aggregate cost for federal income tax purposes is $107,972,112. The aggregate gross unrealized appreciation is $37,935,235 and the aggregate gross unrealized depreciation is $15,537,891 resulting in net unrealized appreciation of $22,397,344.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2009:

NUMBER OF CONTRACTS	LONG/ SHORT	DESCRIPTION, DELIVERY MONTH, AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION
33	Long	S&P 500 E-MINI, March 2010	$1,832,655	$20,244

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Summary of Investments ■ December 31, 2009

SECTOR	VALUE		PERCENT OF NET ASSETS
Information Technology Services	$25,869,016		19.8%
Financials	18,437,031		14.1
Health Care	16,298,375		12.5
Energy	14,842,854		11.4
Consumer Staples	14,571,698		11.2
Industrials	13,257,977		10.2
Consumer Discretionary	12,372,549		9.5
Utilities	4,802,175		3.7
Materials	4,661,090		3.6
Telecommunication Services	4,072,896		3.1
Investment Company	1,183,795		0.9
	$130,369,456	^	100.0%

  ^  Does not include open long futures contracts with an underlying face amount of $1,832,655 and total unrealized appreciation of $20,244.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ December 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (97.7%)
	Air Freight & Logistics (2.1%)
19,856	Expeditors International of Washington, Inc.	$689,599
	Capital Markets (3.8%)
15,295	Greenhill & Co., Inc.	1,227,271
	Chemicals (4.2%)
16,665	Monsanto Co.	1,362,364
	Computers & Peripherals (9.9%)
10,460	Apple, Inc. (a)	2,205,596
32,099	Teradata Corp. (a)	1,008,871
		3,214,467
	Distributors (3.3%)
260,000	Li & Fung Ltd. (Bermuda) (b)(c)	1,070,025
	Diversified Financial Services (7.0%)
97,518	BM&F BOVESPA SA (Brazil) (c)	677,738
28,986	Leucadia National Corp. (a)	689,577
28,771	MSCI, Inc. (Class A) (a)	914,918
		2,282,233
	Health Care Technology (3.1%)
21,929	athenahealth, Inc. (a)	992,068
	Hotels, Restaurants & Leisure (6.2%)
16,307	Ctrip.com International Ltd. (ADR) (Cayman Islands) (a)	1,171,821
14,249	Wynn Resorts Ltd.	829,719
		2,001,540
	Information Technology Services (6.4%)
5,287	Mastercard, Inc. (Class A)	1,353,366
43,397	Redecard SA (Brazil) (c)	712,621
		2,065,987
	Internet & Catalog Retail (7.3%)
17,664	Amazon.com, Inc. (a)	2,376,161

NUMBER OF SHARES		VALUE
	Internet Software & Services (18.3%)
2,845	Baidu, Inc. (ADR) (Cayman Islands) (a)	$1,169,949
3,955	Google, Inc. (Class A) (a)	2,452,021
108,100	Tencent Holdings Ltd. (Cayman Islands) (b)(c)	2,329,816
		5,951,786
	Life Sciences Tools & Services (5.0%)
23,362	Illumina, Inc. (a)	716,045
13,194	Techne Corp.	904,581
		1,620,626
	Oil, Gas & Consumable Fuels (6.5%)
16,465	Range Resources Corp.	820,780
25,792	Ultra Petroleum Corp. (Canada) (a)	1,285,989
		2,106,769
	Professional Services (5.4%)
19,052	CoStar Group, Inc. (a)	795,802
31,840	Verisk Analytics, Inc. (Class A) (a)	964,115
		1,759,917
	Real Estate Management & Development (3.5%)
50,482	Brookfield Asset Management, Inc. (Class A) (Canada)	1,119,691
	Semiconductors & Semiconductor Equipment (2.4%)
33,847	Tessera Technologies, Inc. (a)	787,620
	Software (3.3%)
14,402	Salesforce.com, Inc. (a)	1,062,436
	Total Common Stocks (Cost $25,485,260)	31,690,560

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (2.5%)
	Investment Company
815	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $815,431)	$815,431
Total Investments (Cost $26,300,691) (d)	100.2%	32,505,991
Liabilities in Excess of Other Assets	(0.2)	(67,408)
Net Assets	100.0%	$32,438,583

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Securities with a total market value equal to $4,790,200 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.

  (d)  The aggregate cost for federal income tax purposes is $26,431,972. The aggregate gross unrealized appreciation is $8,455,423 and the aggregate gross unrealized depreciation is $2,381,404 resulting in net unrealized appreciation of $6,074,019.

SUMMARY OF INVESTMENTS

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$5,951,786	18.3%
Computers & Peripherals	3,214,467	9.9
Internet & Catalog Retail	2,376,161	7.3
Diversified Financial Services	2,282,233	7.0
Oil, Gas & Consumable Fuels	2,106,769	6.5
Information Technology Services	2,065,987	6.4
Hotels, Restaurants & Leisure	2,001,540	6.2
Professional Services	1,759,917	5.4
Life Sciences Tools & Services	1,620,626	5.0
Chemicals	1,362,364	4.2
Capital Markets	1,227,271	3.8
Real Estate Management & Development	1,119,691	3.4
Distributors	1,070,025	3.3
Software	1,062,436	3.3
Health Care Technology	992,068	3.0
Investment Company	815,431	2.5
Semiconductors & Semiconductor Equipment	787,620	2.4
Air Freight & Logistics	689,599	2.1
	$32,505,991	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (59.9%)
	Aerospace & Defense (2.4%)
19,290	Boeing Co. (The)	$1,044,168
26,755	Northrop Grumman Corp.	1,494,267
41,255	Raytheon Co.	2,125,457
		4,663,892
	Airlines (1.1%)
117,820	Continental Airlines, Inc. (Class B) (a)	2,111,334
	Automobiles (0.7%)
41,110	Honda Motor Co. Ltd. (ADR) (Japan)	1,393,629
	Biotechnology (4.3%)
31,500	Alexion Pharmaceuticals, Inc. (a)	1,537,830
23,010	Amgen, Inc. (a)	1,301,676
42,680	Biogen Idec, Inc. (a)	2,283,380
14,930	Celgene Corp. (a)	831,302
28,460	Gilead Sciences, Inc. (a)	1,231,749
30,620	Vertex Pharmaceuticals, Inc. (a)	1,312,067
		8,498,004
	Capital Markets (1.6%)
45,650	Charles Schwab Corp. (The)	859,133
7,065	Goldman Sachs Group, Inc. (The)	1,192,855
31,090	Lazard Ltd. (Class A) (Bermuda)	1,180,487
		3,232,475
	Chemicals (0.6%)
36,130	EI Du Pont de Nemours & Co.	1,216,497
	Commercial Services & Supplies (1.3%)
77,490	Waste Management, Inc.	2,619,937
	Communications Equipment (0.9%)
70,100	Cisco Systems, Inc. (a)	1,678,194
	Computers & Peripherals (3.4%)
11,085	Apple, Inc. (a)	2,337,383
104,645	EMC Corp. (a)	1,828,148
19,873	International Business Machines Corp.	2,601,376
		6,766,907
	Construction & Engineering (0.8%)
79,420	Chicago Bridge & Iron Co. (NY Registered Shares) (Netherlands) (a)	1,605,872
	Diversified Financial Services (1.8%)
69,525	Bank of America Corp.	1,047,047
164,430	Citigroup, Inc. (See Note 6)	544,263

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
34,920	JPMorgan Chase & Co.	$1,455,116
19,515	NYSE Euronext	493,730
		3,540,156
	Diversified Telecommunication Services (2.0%)
49,025	AT&T, Inc.	1,374,171
52,400	Verizon Communications, Inc.	1,736,012
84,990	Windstream Corp.	934,040
		4,044,223
	Electric Utilities (1.0%)
56,200	American Electric Power Co., Inc.	1,955,198
	Electrical Equipment (0.9%)
41,770	Emerson Electric Co.	1,779,402
	Electronic Equipment, Instruments & Components (1.6%)
159,320	Corning, Inc.	3,076,469
	Energy Equipment & Services (2.0%)
12,750	Diamond Offshore Drilling, Inc.	1,254,855
47,920	Halliburton Co.	1,441,913
74,725	Weatherford International Ltd. (Switzerland) (a)	1,338,325
		4,035,093
	Food & Staples Retailing (0.6%)
18,685	Costco Wholesale Corp.	1,105,591
	Food Products (1.3%)
32,220	Kellogg Co.	1,714,104
28,570	Kraft Foods, Inc. (Class A)	776,533
		2,490,637
	Health Care Equipment & Supplies (1.0%)
11,290	C.R. Bard, Inc.	879,491
22,660	Covidien PLC (Ireland)	1,085,187
		1,964,678
	Hotels, Restaurants & Leisure (1.1%)
28,440	Carnival Corp. (Units) (Panama) (a)(b)	901,264
20,460	McDonald's Corp.	1,277,522
		2,178,786
	Household Durables (0.9%)
36,010	Gafisa SA (ADR) (Brazil)	1,165,284
22,355	Sony Corp. (ADR) (Japan)	648,295
		1,813,579
	Household Products (0.4%)
8,910	Colgate-Palmolive Co.	731,957

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Industrial Conglomerates (0.6%)
80,150	General Electric Co.	$1,212,670
	Information Technology Services (0.6%)
13,695	Visa, Inc. (Class A)	1,197,765
	Insurance (1.6%)
23,770	Chubb Corp.	1,169,009
106,250	XL Capital Ltd. (Class A) (Cayman Islands)	1,947,562
		3,116,571
	Internet Software & Services (1.1%)
21,350	eBay, Inc. (a)	502,579
2,745	Google, Inc. (Class A) (a)	1,701,845
		2,204,424
	Life Sciences Tools & Services (0.6%)
25,560	Thermo Fisher Scientific, Inc. (a)	1,218,956
	Machinery (1.6%)
42,845	PACCAR, Inc.	1,553,988
11,930	Parker Hannifin Corp.	642,789
60,625	Trinity Industries, Inc.	1,057,300
		3,254,077
	Metals & Mining (2.3%)
61,395	AK Steel Holding Corp.	1,310,783
11,760	Freeport-McMoRan Copper & Gold, Inc. (a)	944,210
25,775	Kinross Gold Corp. (Canada)	474,260
33,055	United States Steel Corp.	1,821,992
		4,551,245
	Multiline Retail (0.5%)
19,240	Kohl's Corp. (a)	1,037,613
	Oil, Gas & Consumable Fuels (1.8%)
17,020	Exxon Mobil Corp.	1,160,594
40,435	Hess Corp.	2,446,317
		3,606,911
	Pharmaceuticals (2.7%)
26,280	Johnson & Johnson	1,692,695
53,685	Merck & Co., Inc.	1,961,650
92,360	Pfizer, Inc.	1,680,028
		5,334,373
	Real Estate Investment Trusts (REITs) (0.7%)
38,040	Plum Creek Timber Co., Inc.	1,436,390

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Real Estate Management & Development (1.6%)
136,220	CB Richard Ellis Group, Inc. (Class A) (a)	$1,848,505
69,680	E-House China Holdings Ltd. (ADR) (Cayman Islands) (a)	1,262,602
		3,111,107
	Semiconductors & Semiconductor Equipment (3.1%)
73,700	Applied Materials, Inc.	1,027,378
94,105	Intel Corp.	1,919,742
30,000	Kla-Tencor Corp.	1,084,800
181,117	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (Taiwan)	2,071,979
		6,103,899
	Software (5.4%)
179,585	Activision Blizzard, Inc. (a)	1,995,189
88,050	Microsoft Corp.	2,684,645
131,745	Oracle Corp.	3,233,022
61,850	Sybase, Inc. (a)	2,684,290
		10,597,146
	Specialty Retail (1.6%)
51,120	Staples, Inc.	1,257,041
25,670	TJX Cos., Inc.	938,239
328,570	Zale Corp. (a)	893,710
		3,088,990
	Tobacco (1.4%)
53,010	Altria Group, Inc.	1,040,586
35,245	Philip Morris International, Inc.	1,698,457
		2,739,043
	Water Utilities (1.0%)
87,945	American Water Works Co., Inc.	1,970,847
	Total Common Stocks (Cost $94,822,825)	118,284,537

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Corporate Bonds (8.3%)
	Advertising Services (0.1%)
$100	WPP Finance (United Kingdom)	8.00%	09/15/14	113,839
	Aerospace/Defense (0.0%)
84	Systems 2001 Asset Trust (144A) (Cayman Islands) (c)	6.664	09/15/13	85,770

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Agricultural Chemicals (0.1%)
$65	Potash Corp. of Saskatchewan, Inc. (Canada)	5.875%	12/01/36	$64,208
25	Potash Corp. of Saskatchewan, Inc. (Canada)	6.50	05/15/19	27,738
				91,946
	Agricultural Operations (0.1%)
55	Archer-Daniels-Midland Co.	5.45	03/15/18	58,679
35	Bunge Ltd. Finance Corp.	8.50	06/15/19	39,963
				98,642
	Airlines (0.1%)
145	America West Airlines LLC (Series 011G) (AMBAC Insd)	7.10	04/02/21	114,803
	Auto - Cars/Light Trucks (0.0%)
60	Daimler Finance North America LLC	7.30	01/15/12	65,259
	Beverages - Wine/Spirits (0.0%)
25	Constellation Brands, Inc.	7.25	09/01/16	25,500
	Brewery (0.1%)
25	Anheuser-Busch InBev Worldwide, Inc. (144A) (c)	5.375	11/15/14	26,497
50	Anheuser-Busch InBev Worldwide, Inc. (144A) (c)	7.20	01/15/14	56,758
95	FBG Finance Ltd. (144A) (Australia) (c)	5.125	06/15/15	98,447
				181,702
	Building Product - Cement/Aggregation (0.1%)
75	CRH America, Inc.	6.00	09/30/16	78,443
30	Holcim US Finance Sarl & Cie SCS (144A) (Luxembourg) (c)	6.00	12/30/19	31,285
				109,728
	Building Societies (0.1%)
110	Nationwide Building Society (144A) (United Kingdom) (c)	4.25	02/01/10	110,035
	Cable/Satellite TV (0.3%)
115	Comcast Corp.	5.70	05/15/18	121,095
15	Comcast Corp.	6.45	03/15/37	15,516
30	Comcast Corp.	6.50	01/15/15	33,647
100	COX Communications, Inc. (144A) (c)	8.375	03/01/39	124,907
45	CSC Holdings, Inc.	7.625	07/15/18	46,575
30	DIRECTV Holdings LLC/Financing Co., Inc. (144A) (c)	5.875	10/01/19	30,569
30	DIRECTV Holdings LLC/Financing Co., Inc.	7.625	05/15/16	32,817
20	Time Warner Cable, Inc.	6.75	07/01/18	22,007
25	Time Warner Cable, Inc.	6.75	06/15/39	26,269

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$25	Time Warner Cable, Inc.	8.25%	04/01/19	$29,827
65	Time Warner Cable, Inc.	8.75	02/14/19	79,350
				562,579
	Commercial Banks Non-U.S. (0.3%)
175	Barclays Bank PLC (United Kingdom)	6.75	05/22/19	195,545
110	Commonwealth Bank of Australia (144A) (Australia) (c)	5.00	10/15/19	109,421
130	HBOS PLC (144A) (United Kingdom) (c)	6.75	05/21/18	120,815
100	Royal Bank of Scotland PLC (The) (144A) (United Kingdom) (c)	4.875	08/25/14	101,473
75	Westpac Banking Corp. (Australia)	4.20	02/27/15	76,323
				603,577
	Commercial Banks - Eastern U.S. (0.2%)
200	Credit Suisse (Switzerland)	5.30	08/13/19	205,780
50	Credit Suisse (Switzerland)	6.00	02/15/18	52,401
65	UBS AG/Stamford Branch (Switzerland)	5.875	12/20/17	66,906
				325,087
	Commercial Banks - Southern U.S. (0.1%)
50	BB&T Corp. (MTN)	6.85	04/30/19	56,179
60	Regions Financial Corp.	7.75	11/10/14	59,232
				115,411
	Computers (0.1%)
100	International Business Machines Corp.	7.625	10/15/18	122,317
	Data Processing Services (0.0%)
20	Fiserv, Inc.	6.80	11/20/17	22,103
	Diversified Financial Services (0.9%)
135	Bank of America Corp. (Series L)	5.65	05/01/18	137,334
185	Bank of America Corp.	5.75	12/01/17	189,743
110	Citigroup, Inc. (See Note 6)	5.875	05/29/37	97,238
185	Citigroup, Inc. (See Note 6)	6.125	11/21/17	186,764
70	Citigroup, Inc. (See Note 6)	6.125	05/15/18	70,492
120	Citigroup, Inc. (See Note 6)	8.50	05/22/19	138,801
215	General Electric Capital Corp.	5.625	05/01/18	220,684
225	General Electric Capital Corp. (Series G)	6.00	08/07/19	233,980
245	Goldman Sachs Group, Inc. (The)	6.15	04/01/18	262,698
80	Goldman Sachs Group, Inc. (The)	6.75	10/01/37	82,492
215	JPMorgan Chase & Co.	6.00	01/15/18	231,494
				1,851,720

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Diversified Manufactured Operation (0.3%)
$90	Cooper US, Inc.	5.25%	11/15/12	$96,642
305	General Electric Co.	5.25	12/06/17	312,171
200	Tyco Electronics Group SA (Luxembourg)	5.95	01/15/14	209,382
				618,195
	Diversified Minerals (0.1%)
50	Rio Tinto Finance USA Ltd. (Australia)	9.00	05/01/19	63,385
60	Vale Overseas Ltd. (Cayman Islands)	5.625	09/15/19	60,884
25	Vale Overseas Ltd. (Cayman Islands)	6.875	11/10/39	25,293
				149,562
	Electric - Integrated (0.5%)
85	Electricite de France (EDF) (144A) (France) (c)	6.50	01/26/19	95,588
125	Enel Finance International SA (144A) (Luxembourg) (c)	5.125	10/07/19	126,012
150	Exelon Generation Co. LLC	5.20	10/01/19	150,351
140	FirstEnergy Solutions Corp.	6.05	08/15/21	141,525
75	NiSource Finance Corp.	6.80	01/15/19	80,345
75	Ohio Power Co. (Series 1)	5.375	10/01/21	75,363
50	Ohio Power Co. (Series K)	6.00	06/01/16	53,079
55	PPL Energy Supply LLC	6.30	07/15/13	59,274
35	PPL Energy Supply LLC	6.50	05/01/18	36,553
80	Progress Energy, Inc.	7.05	03/15/19	89,654
110	Virginia Electric & Power Co.	8.875	11/15/38	155,773
				1,063,517
	Electronic Component (0.0%)
75	Koninklijke Philips Electronics N.V. (Netherlands)	5.75	03/11/18	79,935
	Electronic Connectors (0.0%)
45	Amphenol Corp.	4.75	11/15/14	45,064
	Electronic Measuring Instrument (0.0%)
50	Agilent Technologies, Inc.	5.50	09/14/15	52,474
	Enterprise Software/Service (0.0%)
85	CA, Inc.	5.375	12/01/19	85,640
	Finance - Consumer Loans (0.1%)
75	HSBC Finance Corp.	6.375	10/15/11	79,798
115	HSBC Finance Corp.	6.75	05/15/11	121,581
40	SLM Corp. (MTN)	8.45	06/15/18	39,528
				240,907

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Finance - Credit Card (0.1%)
$70	American Express Co.	8.125%	05/20/19	$83,095
110	American Express Credit Corp. (Series C)	7.30	08/20/13	123,727
				206,822
	Finance - Investment Banker/Broker (0.4%)
60	Bear Stearns Cos. LLC (The)	6.40	10/02/17	65,505
200	Bear Stearns Cos. LLC (The)	7.25	02/01/18	229,929
45	Credit Suisse USA, Inc.	5.125	08/15/15	47,903
225	Merrill Lynch & Co., Inc. (MTN)	6.875	04/25/18	242,810
105	TD Ameritrade Holding Corp.	5.60	12/01/19	104,499
				690,646
	Finance - Other Services (0.1%)
100	Iberdrola Finance Ireland Ltd. (144A) (Ireland) (c)	5.00	09/11/19	99,705
	Food - Miscellaneous/Diversified (0.2%)
30	ConAgra Foods, Inc.	7.00	10/01/28	32,235
55	ConAgra Foods, Inc.	8.25	09/15/30	66,106
180	Kraft Foods, Inc.	7.00	08/11/37	192,307
				290,648
	Food - Retail (0.1%)
15	Delhaize America, Inc.	9.00	04/15/31	19,256
50	Delhaize Group SA (Belgium)	5.875	02/01/14	53,749
20	Kroger Co. (The)	3.90	10/01/15	20,135
10	Kroger Co. (The)	6.40	08/15/17	10,941
				104,081
	Gold Mining (0.1%)
125	Newmont Mining Corp.	5.125	10/01/19	125,296
	Independent Power Producer (0.0%)
45	NRG Energy, Inc.	8.50	06/15/19	46,350
	Life/Health Insurance (0.1%)
50	Principal Financial Group, Inc.	8.875	05/15/19	57,771
85	Prudential Financial, Inc. (MTN)	4.75	09/17/15	86,298
40	Prudential Financial, Inc. (MTN)	6.625	12/01/37	41,134
20	Prudential Financial, Inc. (Series D)	7.375	06/15/19	22,462
				207,665
	Medical Instruments (0.0%)
45	Boston Scientific Corp.	6.00	01/15/20	46,066

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Medical Labs & Testing Services (0.1%)
$55	Quest Diagnostics, Inc.	4.75%	01/30/20	$53,847
115	Roche Holdings, Inc. (144A) (c)	6.00	03/01/19	126,593
				180,440
	Medical - Biomedical/Genetics (0.0%)
60	Biogen Idec, Inc.	6.875	03/01/18	64,682
	Medical - Drugs (0.0%)
15	Wyeth	5.45	04/01/17	16,011
20	Wyeth	6.45	02/01/24	22,334
				38,345
	Medical - Generic Drugs (0.0%)
60	Watson Pharmaceuticals, Inc.	6.125	08/15/19	62,020
	Medical - HMO (0.1%)
80	UnitedHealth Group, Inc.	6.00	02/15/18	82,768
15	WellPoint, Inc.	7.00	02/15/19	16,805
				99,573
	Medical - Wholesale Drug Distribution (0.0%)
45	AmerisourceBergen Corp.	4.875	11/15/19	44,512
	Metal - Copper (0.0%)
30	Freeport-McMoRan Copper & Gold, Inc.	8.375	04/01/17	32,895
	Mortgage Banks (0.1%)
100	Abbey National Treasury Services PLC (144A) (United Kingdom) (c)	3.875	11/10/14	100,466
	Multi-line Insurance (0.1%)
50	Allstate Corp. (The) (See Note 6)	7.45	05/16/19	58,192
75	MetLife, Inc. (Series A) (See Note 6)	6.817	08/15/18	83,670
75	MetLife, Inc. (See Note 6)	6.75	06/01/16	84,098
10	MetLife, Inc. (See Note 6)	7.717	02/15/19	11,771
				237,731
	Multimedia (0.2%)
100	News America, Inc.	7.85	03/01/39	117,341
40	Time Warner, Inc.	5.875	11/15/16	43,241
60	Time Warner, Inc.	7.70	05/01/32	70,663
20	Viacom, Inc.	5.625	09/15/19	20,921
80	Viacom, Inc.	6.875	04/30/36	86,778
45	Vivendi (144A) (France) (c)	6.625	04/04/18	48,848
				387,792

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Networking Products (0.0%)
$60	Cisco Systems, Inc.	4.95%	02/15/19	$61,613
	Non-Hazardous Waste Disposal (0.1%)
60	Republic Services, Inc. (144A) (c)	5.50	09/15/19	61,041
80	Waste Management, Inc.	6.125	11/30/39	79,772
				140,813
	Office Automation & Equipment (0.0%)
15	Xerox Corp.	5.625	12/15/19	15,007
45	Xerox Corp.	6.35	05/15/18	47,017
				62,024
	Oil & Gas Drilling (0.0%)
55	Transocean, Inc. (Cayman Islands)	6.00	03/15/18	58,777
	Oil Companies - Exploration & Production (0.2%)
100	Gaz Capital SA (144A) (Luxembourg) (c)	6.51	03/07/22	92,250
30	Pioneer Natural Resources Co.	6.65	03/15/17	29,738
95	Questar Market Resources, Inc.	6.80	04/01/18	99,156
105	XTO Energy, Inc.	5.50	06/15/18	112,190
10	XTO Energy, Inc.	6.50	12/15/18	11,446
				344,780
	Oil Company - Integrated (0.1%)
75	Hess Corp.	6.00	01/15/40	74,525
80	Petrobras International Finance Co. (Cayman Islands)	5.75	01/20/20	81,783
				156,308
	Oil - Field Services (0.1%)
150	Weatherford International Ltd. (Switzerland)	9.625	03/01/19	187,306
	Paper & Related Products (0.1%)
10	International Paper Co.	7.30	11/15/39	10,642
75	International Paper Co.	7.50	08/15/21	84,202
				94,844
	Pharmacy Services (0.1%)
110	Medco Health Solutions, Inc.	7.125	03/15/18	123,850
	Pipelines (0.4%)
55	CenterPoint Energy Resources Corp.	6.25	02/01/37	53,487
25	CenterPoint Energy Resources Corp. (Series B)	7.875	04/01/13	28,180
20	Colorado Interstate Gas Co.	6.80	11/15/15	22,181
50	El Paso Corp. (MTN)	8.25	02/15/16	53,625
75	Energy Transfer Partners LP	8.50	04/15/14	86,651
35	Enterprise Products Operating LLC	5.25	01/31/20	34,690
90	Enterprise Products Operating LLC (Series N)	6.50	01/31/19	97,254

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$50	Kinder Morgan Energy Partners LP	5.95%	02/15/18	$53,046
135	Kinder Morgan Finance Co. ULC (Canada)	5.70	01/05/16	130,275
60	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	61,383
60	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	70,862
50	Spectra Energy Capital LLC	7.50	09/15/38	55,530
55	Texas Eastern Transmission LP	7.00	07/15/32	62,003
				809,167
	Property Trust (0.0%)
75	WEA Finance LLC/WT Finance Aust Pty Ltd. (144A) (c)	6.75	09/02/19	80,675
	Property/Casualty Insurance (0.0%)
80	ACE INA Holdings, Inc.	5.60	05/15/15	85,949
	Real Estate Operation/Development (0.0%)
35	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	31,939
30	Brookfield Asset Management, Inc. (Canada)	7.125	06/15/12	31,510
				63,449
	Reinsurance (0.1%)
85	Platinum Underwriters Finance, Inc. (Series B)	7.50	06/01/17	87,053
60	Reinsurance Group of America, Inc.	6.45	11/15/19	59,911
				146,964
	REITS - Apartments (0.0%)
60	AvalonBay Communities, Inc. (MTN)	6.10	03/15/20	61,385
	REITS - Office Property (0.0%)
75	Boston Properties LP	5.875	10/15/19	75,374
	REITS - Regional Malls (0.1%)
100	Simon Property Group LP	6.75	05/15/14	106,669
	Retail - Building Products (0.1%)
90	Home Depot, Inc. (The)	5.875	12/16/36	87,161
	Retail - Drug Store (0.1%)
153	CVS Pass-Through Trust	6.036	12/10/28	145,315
	Retail - Regional Department Store (0.0%)
75	Kohl's Corp.	6.875	12/15/37	85,344
	Retail - Restaurants (0.1%)
60	Yum! Brands, Inc.	5.30	09/15/19	60,378
30	Yum! Brands, Inc.	6.25	03/15/18	32,777
5	Yum! Brands, Inc.	6.875	11/15/37	5,420
				98,575
	Satellite Telecommunication (0.0%)
50	Intelsat Subsidiary Holding Co. Ltd. (Bermuda)	8.50	01/15/13	51,250

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Schools (0.0%)
$65	Duke University	5.15%	04/01/19	$67,885
	Semiconductor Equipment (0.0%)
45	KLA-Tencor Corp.	6.90	05/01/18	47,421
	Special Purpose Entity (0.3%)
190	AIG SunAmerica Global Financing (144A) (c)	6.30	05/10/11	189,051
140	Farmers Exchange Capital (144A) (c)	7.05	07/15/28	122,259
65	Harley-Davidson Funding Corp. (144A) (c)	6.80	06/15/18	64,922
100	Pearson Dollar Finance Two PLC (144A) (United Kingdom) (c)	6.25	05/06/18	105,169
130	Xlliac Global Funding (144A) (c)	4.80	08/10/10	130,774
				612,175
	Steel - Producers (0.1%)
190	ArcelorMittal (Luxembourg)	9.85	06/01/19	246,150
	Super - Regional Banks-U.S. (0.3%)
155	Capital One Financial Corp.	6.75	09/15/17	167,042
60	PNC Funding Corp.	6.70	06/10/19	67,258
385	Wells Fargo & Co.	5.625	12/11/17	401,099
				635,399
	Telecom Equipment Fiber Optics (0.0%)
30	Corning, Inc.	6.625	05/15/19	32,750
	Telecommunication Services (0.0%)
20	Qwest Corp.	6.50	06/01/17	19,750
40	Qwest Corp.	6.875	09/15/33	35,400
				55,150
	Telephone - Integrated (0.5%)
95	AT&T, Inc.	6.15	09/15/34	94,203
155	AT&T, Inc.	6.30	01/15/38	157,959
25	CenturyTel, Inc. (Series Q)	6.15	09/15/19	25,606
60	Deutsche Telekom International Finance BV (Netherlands)	8.75	06/15/30	77,374
60	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	66,124
90	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	100,513
125	Telefonica Europe BV (Netherlands)	8.25	09/15/30	156,057
110	Verizon Communications, Inc.	5.50	02/15/18	114,980
15	Verizon Communications, Inc.	5.85	09/15/35	14,675
120	Verizon Communications, Inc.	6.35	04/01/19	132,622
65	Verizon Communications, Inc.	8.95	03/01/39	88,224
				1,028,337

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Tobacco (0.1%)
$60	Altria Group, Inc.	9.25%	08/06/19	$73,240
50	BAT International Finance PLC (144A) (United Kingdom) (c)	9.50	11/15/18	63,595
75	Philip Morris International, Inc.	5.65	05/16/18	79,000
				215,835
	Transport - Rail (0.1%)
45	CSX Corp.	7.375	02/01/19	51,496
55	Norfolk Southern Corp.	5.75	01/15/16	58,587
40	Union Pacific Corp.	6.125	02/15/20	43,382
75	Union Pacific Corp.	7.875	01/15/19	90,902
				244,367
	Total Corporate Bonds (Cost $15,547,889)			16,314,108
	Foreign Government Obligations (0.2%)
230	Federative Republic of Brazil (Brazil)	6.00	01/17/17	249,550
105	Italian Republic (Italy)	6.875	09/27/23	119,121
25	Republic of Peru (Peru)	7.125	03/30/19	28,875
	Total Foreign Government Obligations (Cost $376,635)			397,546
	U.S. Government Agencies and Obligations (11.0%)
	Commercial Banks - Central U.S. - FDIC Guaranteed (0.1%)
200	KeyBank NA	3.20	06/15/12	207,719
	Diversified Banking Institution (0.1%)
200	GMAC, Inc.	2.20	12/19/12	201,326
	Diversified Financial Services - FDIC Guaranteed (1.4%)
1,200	Citigroup Funding, Inc. (See Note 6)	2.25	12/10/12	1,210,273
300	General Electric Capital Corp.	2.20	06/08/12	304,387
1,200	General Electric Capital Corp. (Series G)	2.625	12/28/12	1,222,969
				2,737,629
	Finance - Consumer Loans - FDIC Guaranteed (0.5%)
1,000	John Deere Capital Corp.	2.875	06/19/12	1,031,086
	U.S. Government Agencies (1.1%)
	Federal Home Loan Mortgage Corp.,
150		3.75	03/27/19	147,347
400		4.875	06/13/18	428,606
250		6.75	03/15/31	305,376

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$500	Federal National Mortgage Assoc	2.875%	12/11/13	$510,484
700	Federal National Mortgage Assoc.	4.375	10/15/15	745,642
				2,137,455
	U.S. Government Obligations (7.8%)
	U.S. Treasury Bond,
1,715		3.50	02/15/39	1,405,230
350		4.25	05/15/39	328,453
	U.S. Treasury Note,
2,400		0.875	03/31/11	2,405,158
500		1.375	09/15/12	497,813
325		1.75	01/31/14	318,932
1,700		1.75	03/31/14	1,660,157
300		2.125	11/30/14	292,993
5,950		2.375	10/31/14	5,887,245
1,000		2.75	02/15/19	920,938
50		3.375	11/15/19	48,110
480		3.75	11/15/18	480,113
	U.S. Treasury Strip,
735		0.00	11/15/19	488,183
1,330		0.00	11/15/21	781,609
				15,514,934
	Total U.S. Government Agencies and Obligations (Cost $22,325,577)			21,830,149
	Asset-Backed Securities (0.1%)
46	Harley-Davidson Motorcycle Trust 2005-2 A2	4.07	02/15/12	46,858
56	Harley-Davidson Motorcycle Trust 2005-3 A2	4.41	06/15/12	57,262
	Total Asset-Backed Securities (Cost $102,844)			104,120
	U.S. Government Agencies - Mortgage-Backed Securities (0.0%)
	Federal Home Loan Mortgage Corp (ARM)
2		6.50	05/01/29 - 12/01/31	2,812
	Federal National Mortgage Assoc.
2		6.50	11/01/29	2,473
	Total U.S. Government Agencies - Mortgage-Backed Securities (Cost $5,069)			5,285
	Municipal Bonds (0.1%)
45	State of California Various Purpose General Obligation Bonds	5.95	04/01/16	45,462

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Transportation (0.1%)
$85	Illinois State Toll Highway Authority (The) 2009 (Series A)	6.184%	01/01/34	$86,541
	Total Municipal Bonds (Cost $130,209)			132,003

NUMBER OF SHARES
	Investment Trusts/Mutual Funds (1.0%)
23,935	iShares FTSE/Xinhua China 25 Index Fund	1,011,493
38,155	ProShares UltraShort Financials	924,496

	Total Investment Trusts/Mutual Funds (Cost $1,688,223)			1,935,989
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (19.4%)
	U.S. Government Obligation (d)(e) (0.2%)
$450	U.S. Treasury Bills (Cost $449,763)	0.152	05/06/10	449,769

NUMBER OF SHARES (000)
	Investment Company (19.2%)
37,997	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $37,996,759)	37,996,759
	Total Short-Term Investments (Cost $38,446,522)	38,446,528

Total Investments (Cost $173,445,793) (f)(g)	100.0%	197,450,265
Other Assets in Excess of Liabilities	0.0	17,845
Net Assets	100.0%	$197,468,110

  ADR  American Depositary Receipt.

  ARM  Adjustable Rate Mortgage. Interest rate in effect as of December 31, 2009.

  FDIC  Federal Deposit Insurance Corporation.

  MTN  Medium Term Note.

  (a)  Non-income producing security.

  (b)  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (c)  Resale is restricted to qualified institutional investors.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2009 continued

  (d)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (e)  A portion of this security has been physically segregated in connection with open future and swap contracts.

  (f)  Securities have been designated as collateral in connection with open futures and swap contracts.

  (g)  The aggregate cost for federal income tax purposes is $173,772,670. The aggregate gross unrealized appreciation is $28,185,374 and the aggregate gross unrealized depreciation is $4,507,779 resulting in net unrealized appreciation of $23,677,595.

Bond Insurance:

AMBAC  AMBAC Assurance Corporation.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2009:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
29	Long	U.S. Treasury Notes 5 Year, March 2010	$3,317,102	$(56,445)
5	Short	U.S. Treasury Bonds 30 Year, March 2010	(576,875)	24,141
11	Short	U.S. Treasury Notes 2 Year, March 2010	(2,378,922)	11,955
28	Short	U.S. Treasury Notes 10 Year, March 2010	(3,232,688)	80,046
Net Unrealized Appreciation				$59,697

CREDIT DEFAULT SWAPS CONTRACTS OPEN AT DECEMBER 31, 2009:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000's)	INTEREST RATE	TERMINATION DATE	UNREALIZED DEPRECIATION	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION+
								(unaudited)
Bank of America, N.A. Tyco Electronics Ltd.	Buy	$165	5.00%	June 20, 2014	$(23,798)	$(6,932)	$(30,730)	BBB-

  +  Credit rating as issued by Standard & Poor's.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2009 continued

INTEREST RATE SWAP CONTRACTS OPEN AT DECEMBER 31, 2009:

COUNTERPARTY	NOTIONAL AMOUNT (000's)	PAYMENTS RECEIVED BY FUND	PAYMENTS MADE BY FUND†	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank^^	$710	Fixed Rate 0.00%	Floating Rate 0.816#%	November 15, 2019	$(42,573)
Barclays Bank^	710	Floating Rate 4.141#	Fixed Rate 0.00	November 15, 2019	(31,991)
Credit Suisse Group***	2,560	Fixed Rate 5.086	Floating Rate 0.00#	December 23, 2019	(12,288)
Credit Suisse Group	614	Floating Rate 0.25#	Fixed Rate 4.39	December 23, 2039	14,159
Deutsche Bank AG***	7,840	Fixed Rate 4.40	Floating Rate 0.00#	October 01, 2016	(48,059)
Deutsche Bank AG***	4,218	Floating Rate 0.00#	Fixed Rate 4.41	October 03, 2018	50,068
JPMorgan Chase Bank N.A. New York^	735	Floating Rate 4.314#	Fixed Rate 0.00	November 15, 2019	(27,221)
JPMorgan Chase Bank N.A. New York^	1,330	Floating Rate 4.141#	Fixed Rate 0.00	November 15, 2021	(43,619)
Net Unrealized Depreciation					$(141,524)

  ***  Forward interest rate swap. Periodic payments on specified notional contract amount with future effective date, unless terminated earlier.

  #  Floating rate based on USD-3 Months LIBOR.

  ^  Portfolio will make payments of $275,331, $279,388, and $589,387 respectively, on termination date.

  ^^  Portfolio will receive payment of 194,966 on termination date.

SUMMARY OF INVESTMENTS

PORTFOLIO COMPOSITION	VALUE		PERCENT OF TOTAL INVESTMENTS
Common Stocks	$118,284,537		59.9%
Investment Companies	37,996,759		19.2
U.S. Government Agencies and Obligations	21,830,149		11.0
Corporate Bonds	16,314,108		8.3
Investment Trusts/Mutual Funds	1,935,989		1.0
U.S. Government Obligation	449,769		0.2
Foreign Government Obligations	397,546		0.2
Tax-Exempt Municipal Bonds	132,003		0.1
Asset-Backed Securities	104,120		0.1
U.S. Government Agencies - Mortgage-Backed Securities	5,285		—
	$197,450,265	^	100.0%

  ^  Does not include open long/short futures contracts with an underlying face amount of $9,505,587 with net unrealized appreciation of $59,697. Also does not include open swap contracts with net unrealized depreciation of $165,322.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
December 31, 2009

	Money Market		Limited Duration	Income Plus	High Yield	Global Infrastructure
Assets:
Investments in securities, at value*	$165,941,767	(1)	$71,713,600	$242,696,996	$33,710,977 (2)	$87,721,784	(2)
Investments in affiliates, at value**	—		5,697,676	16,697,616	8,309,745	5,831,465
Unrealized appreciation on open swap contracts	—		144,026	14,669	—	—
Unrealized appreciation on open forward foreign currency contracts	—		—	—	—	128,977
Cash	5,302		—	—	10,544	26,045	(3)
Receivable for:
Interest	40,659		512,502	3,495,477	605,528	—
Dividends	—		—	—	—	202,958
Foreign withholding taxes reclaimed	—		—	—	—	33,519
Interest and dividends from affiliates	—		29,950	150,996	247	108
Premium paid on open swap contracts	—		—	24,263	—	—
Variation margin	—		22,249	143,551	—	—
Investments sold	—		—	—	—	—
Principal paydowns	—		4,374	—	—	—
Shares of beneficial interest sold	—		—	—	—	780
Swap contracts termination	—		—	3,778	—	—
Periodic interest on open swap contracts	—		36	—	—	—
Prepaid expenses and other assets	16,737		6,377	21,285	4,204	8,355
Total Assets	166,004,465		78,130,790	263,248,631	42,641,245	93,953,991
Liabilities:
Collateral on securities loaned, at value	—		—	—	8,706,576	7,036,788
Written options outstanding, at value	—		—	—	—	53,326	(4)
Unrealized depreciation on open swap contracts	—		406,080	305,128	—	—
Unrealized depreciation on open forward foreign currency contracts	—		—	—	—	73,883
Payable for:
Shares of beneficial interest redeemed	292,763		5,645	97,552	35,193	104,128
Investment advisory fee	20,511		19,552	93,134	11,559	41,638
Distribution fee (Class Y)	—		12,973	31,463	3,534	3,761
Swap contracts termination	—		—	—	251,972	—
Administration fee	7,207		5,300	17,909	2,272	5,856
Premium received on open swap contracts	—		—	38,859	—	—
Variation margin	—		—	—	—	—
Transfer agent fee	500		500	500	500	500
Periodic interest on open swap contracts	—		626	4,116	—	—
Accrued expenses and other payables	52,289		38,401	64,314	83,035	67,751
Total Liabilities	373,270		489,077	652,975	9,094,641	7,387,631
Net Assets	$165,631,195		$77,641,713	$262,595,656	$33,546,604	$86,566,360
Composition of Net Assets:
Paid-in-capital	$165,627,579		$111,272,210	$273,356,485	$285,118,221	$68,354,127
Net unrealized appreciation (depreciation)	—		1,004,217	16,090,067	(50,439,067)	11,169,556
Accumulated undistributed net investment income (net investment loss)	3,616		2,072,916	13,986,311	2,239,958	1,785,290
Accumulated net realized gain (loss)	—		(36,707,630)	(40,837,207)	(203,372,508)	5,257,387
Net Assets	$165,631,195		$77,641,713	$262,595,656	$33,546,604	$86,566,360
* Cost	$165,941,767		$70,610,887	$228,384,461	$84,150,044	$76,589,483
** Affiliated Cost	$—		$5,647,597	$15,853,607	$8,309,745	$5,831,465
Class X Shares:
Net Assets	$84,486,463		$16,888,923	$114,487,919	$16,823,918	$68,747,956
Shares Outstanding (unlimited shares authorized, $.01 par value)	84,484,669		2,154,431	10,417,473	14,903,032	7,924,641
Net Asset Value Per Share	$1.00		$7.84	$10.99	$1.13	$8.68
Class Y Shares:
Net Assets	$81,144,732		$60,752,790	$148,107,737	$16,722,686	$17,818,404
Shares Outstanding (unlimited shares authorized, $.01 par value)	81,142,916		7,778,377	13,530,844	14,825,696	2,061,174
Net Asset Value Per Share	$1.00		$7.81	$10.95	$1.13	$8.64

(1)  Including repurchase agreements of $67,465,000.

(2)  Including securities loaned at value of $8,425,561, $6,728,840, $10,276,083, and $1,792,698, respectively.

(3)  Including foreign currency valued at $26,046, $168,513, and $157,137, respectively with a cost of $26,034, $168,578, and $156,029, respectively.

(4)  Premium received $29,784 and $11,657, respectively.

See Notes to Financial Statements

	Income Builder	Dividend Growth		Global Dividend Growth		European Equity		Capital Opportunities
Assets:
Investments in securities, at value*	$32,375,974	$248,860,182		$90,638,143	(2)	$78,421,375	(2)	$259,123,606
Investments in affiliates, at value**	609,330	7,840,780		10,264,721		3,805,800		7,508,265
Unrealized appreciation on open swap contracts	—	—		—		—		—
Unrealized appreciation on open forward foreign currency contracts	—	—		482,066		—		—
Cash	36,055	—		168,513	(3)	157,137	(3)	—
Receivable for:
Interest	87,481	—		—		—		—
Dividends	50,424	396,455		199,255		117,668		12,446
Foreign withholding taxes reclaimed	3,644	48,714		21,360		94,868		—
Interest and dividends from affiliates	194	399		254		179		1,697
Premium paid on open swap contracts	—	—		—		—		—
Variation margin	—	—		—		—		—
Investments sold	3,523	—		—		—		—
Principal paydowns	—	—		—		—		—
Shares of beneficial interest sold	—	—		—		—		—
Swap contracts termination	—	—		—		—		—
Periodic interest on open swap contracts	—	—		—		—		—
Prepaid expenses and other assets	4,299	18,088		8,666		7,662		27,168
Total Assets	33,170,924	257,164,618		101,782,978		82,604,689		266,673,182
Liabilities:
Collateral on securities loaned, at value	—	—		10,768,263		1,903,682		—
Written options outstanding, at value	—	3,422	(4)	—		—		—
Unrealized depreciation on open swap contracts	—	—		—		—		—
Unrealized depreciation on open forward foreign currency contracts	—	—		60,621		—		—
Payable for:
Shares of beneficial interest redeemed	3,204	176,357		66,829		65,701		83,838
Investment advisory fee	18,746	117,022		51,331		50,376		92,222
Distribution fee (Class Y)	3,470	13,619		6,409		4,126		13,569
Swap contracts termination	—	—		—		—		—
Administration fee	2,276	17,364		6,164		5,489		17,952
Premium received on open swap contracts	—	—		—		—		—
Variation margin	—	—		—		—		—
Transfer agent fee	500	500		500		500		500
Periodic interest on open swap contracts	—	—		—		—		—
Accrued expenses and other payables	28,183	94,893		62,591		54,970		63,860
Total Liabilities	56,379	423,177		11,022,708		2,084,844		271,941
Net Assets	$33,114,545	$256,741,441		$90,760,270		$80,519,845		$266,401,241
Composition of Net Assets:
Paid-in-capital	$35,370,592	$458,029,554		$95,633,045		$84,996,590		$378,044,104
Net unrealized appreciation (depreciation)	2,127,006	7,879,880		14,562,737		7,023,990		48,182,605
Accumulated undistributed net investment income (net investment loss)	655,381	4,049,585		1,096,960		1,813,052		392,620
Accumulated net realized gain (loss)	(5,038,434)	(213,217,578)		(20,532,472)		(13,313,787)		(160,218,088)
Net Assets	$33,114,545	$256,741,441		$90,760,270		$80,519,845		$266,401,241
* Cost	$30,207,669	$239,241,840		$76,492,882		$71,404,113		$210,941,276
** Affiliated Cost	$650,629	$9,587,477		$10,264,721		$3,805,800		$7,508,265
Class X Shares:
Net Assets	$17,116,436	$192,278,680		$60,521,089		$61,196,712		$202,278,979
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,780,513	14,646,035		7,092,386		3,968,574		6,438,280
Net Asset Value Per Share	$9.61	$13.13		$8.53		$15.42		$31.42
Class Y Shares:
Net Assets	$15,998,109	$64,462,761		$30,239,181		$19,323,133		$64,122,262
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,671,448	4,925,107		3,577,071		1,258,905		2,054,648
Net Asset Value Per Share	$9.57	$13.09		$8.45		$15.35		$31.21

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Assets and Liabilities continued
December 31, 2009

	S&P 500 Index	Aggressive Equity	Strategist
Assets:
Investments in securities, at value*	$127,252,747	$31,690,560	$156,967,944
Investments in affiliates, at value**	3,116,709	815,431	40,482,321
Unrealized appreciation on open swap contracts	—	—	64,227
Unrealized appreciation on open forward foreign currency contracts	—	—	—
Cash	25,679	—	20,210
Receivable for:
Interest	—	—	349,273
Dividends	172,776	1,523	125,783
Foreign withholding taxes reclaimed	—	—	—
Interest and dividends from affiliates	1,689	169	14,320
Variation margin	—	—	8,377
Investments sold	—	—	61,572
Principal paydowns	—	—	—
Shares of beneficial interest sold	—	—	—
Swap contracts termination	—	—	—
Periodic interest on open swap contracts	—	—	38
Prepaid expenses and other assets	10,531	4,805	17,086
Total Assets	130,580,131	32,512,488	198,111,151
Liabilities:
Collateral on securities loaned, at value	—	—	—
Written options outstanding, at value	—	—	—
Unrealized depreciation on open swap contracts	—	—	229,549
Unrealized depreciation on open forward foreign currency contracts	—	—	—
Payable for:
Shares of beneficial interest redeemed	83,715	23,841	234,324
Investment advisory fee	12,849	18,039	62,979
Distribution fee (Class Y)	19,458	3,675	12,656
Swap contracts termination	—	—	7,478
Administration fee	8,868	2,180	13,426
Premium received on open swap contracts	—	—	6,932
Variation margin	18,810	—	—
Transfer agent fee	500	500	500
Periodic interest on open swap contracts	—	—	895
Accrued expenses and other payables	48,077	25,670	74,302
Total Liabilities	192,277	73,905	643,041
Net Assets	$130,387,854	$32,438,583	$197,468,110
Composition of Net Assets:
Paid-in-capital	$134,780,777	$41,475,257	$169,862,605
Net unrealized appreciation (depreciation)	27,972,115	6,205,334	23,930,568
Accumulated undistributed net investment income (net investment loss)	2,208,382	(38,217)	3,945,368
Accumulated net realized gain (loss)	(34,573,420)	(15,203,791)	(270,431)
Net Assets	$130,387,854	$32,438,583	$197,468,110
* Cost	$97,605,865	$25,485,260	$132,232,439
** Affiliated Cost	$4,811,720	$815,431	$41,213,354
Class X Shares:
Net Assets	$38,872,743	$14,897,949	$137,731,064
Shares Outstanding (unlimited shares authorized, $.01 par value)	3,833,102	969,431	11,107,189
Net Asset Value Per Share	$10.14	$15.37	$12.40
Class Y Shares:
Net Assets	$91,515,111	$17,540,634	$59,737,046
Shares Outstanding (unlimited shares authorized, $.01 par value)	9,076,761	1,163,539	4,836,227
Net Asset Value Per Share	$10.08	$15.08	$12.35

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2009

	Money Market	Limited Duration	Income Plus
Net Investment Income:
Income
Dividends	—	—	—
Interest	$836,468	$2,330,343	$15,134,955
Interest and dividends from affiliates	—	80,077	447,254
Total Income	836,468	2,410,420	15,582,209
Expenses
Investment advisory fee	886,358	233,337	1,054,790
Administration fee	98,484	62,223	200,912
Distribution fee (Class Y shares)	241,652	153,015	350,733
Mutual fund insurance (Note 9)	63,910	—	—
Professional fees	76,837	53,580	68,018
Shareholder reports and notices	15,737	5,797	13,742
Custodian fees	7,757	2,481	13,373
Trustees' fees and expenses	198	4,856	8,726
Transfer agent fees and expenses	500	500	500
Other	19,223	19,175	42,814
Total Expenses	1,410,656	534,964	1,753,608
Less: amounts waived	(615,281)	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—	(2,429)	(4,828)
Net Expenses	795,375	532,535	1,748,780
Net Investment Income (Loss)	41,093	1,877,885	13,833,429
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	3,704	805,892	(1,181,255)
Investments in affiliates	—	5,183	78,650
Futures contracts	—	(770,199)	(4,200,425)
Swap contracts	—	2,456,451	10,886,034
Options written	—	(30,688)	—
Foreign currency translation	—	1,442	222
Net Realized Gain (Loss)	3,704	2,468,081	5,583,226
Change in Unrealized Appreciation/Depreciation on:
Investments	—	535,311	34,679,517
Investments in affiliates	—	75,943	844,009
Futures contracts	—	615,755	5,076,776
Swap contracts	—	(1,380,565)	(9,424,040)
Options written	—	35,017	—
Foreign currency translation	—	70	613
Net Change in Unrealized Appreciation/Depreciation	—	(118,469)	31,176,875
Net Gain	3,704	2,349,612	36,760,101
Net Increase	$44,797	$4,227,497	$50,593,530

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations continued
For the year ended December 31, 2009

	High Yield	Global Infrastructure	Income Builder	Dividend Growth	Global Dividend Growth
Net Investment Income:
Income
Dividends†	$10,722	$3,327,758	$552,388	$5,655,428	$3,797,550
Interest†	3,163,684	—	487,771	—	75
Interest and dividends from affiliates	4,949	1,749	4,170	131,825	4,041
Income from securities loaned - net	19,077	157,698	—	—	117,962
Total Income	3,198,432	3,487,205	1,044,329	5,787,253	3,919,628
†Net of foreign withholding taxes	—	305,596	9,920	33,941	268,122
Expenses
Investment advisory fee	128,012	458,708	205,164	1,274,317	574,140
Administration fee	24,383	64,380	24,497	187,340	68,554
Distribution fee (Class Y shares)	38,336	40,487	37,271	144,775	70,567
Mutual fund insurance (Note 9)	—	—	—	—	—
Professional fees	350,248	67,665	55,047	68,433	75,162
Shareholder reports and notices	10,355	44,114	8,070	22,161	9,335
Custodian fees	1,291	119,065	11,135	5,061	53,157
Trustees' fees and expenses	769	1,996	1,248	2,953	4,254
Transfer agent fees and expenses	500	500	500	500	500
Registration fees	—	—	—	—	—
Other	16,793	20,303	5,421	18,986	17,670
Total Expenses	570,687	817,218	348,353	1,724,526	873,339
Less: amounts waived/reimbursed	—	—	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(2,156)	(888)	(1,836)	(4,041)	(1,775)
Net Expenses	568,531	816,330	346,517	1,720,485	871,564
Net Investment Income (Loss)	2,629,901	2,670,875	697,812	4,066,768	3,048,064
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(2,347,100)	5,535,318	(3,545,083)	(12,969,586)	4,682,996
Investments in affiliates	—	—	(18,449)	(2,450,660)	—
Futures contracts	—	—	—	—	—
Swap contracts	—	—	—	—	—
Options written	—	3,363	—	218,965	—
Forward foreign currency contracts	35	(587,377)	(628)	—	(1,359,983)
Foreign currency translation	(24)	(276,024)	252	—	(249,690)
Net Realized Gain (Loss)	(2,347,089)	4,675,280	(3,563,908)	(15,201,281)	3,073,323
Change in Unrealized Appreciation/Depreciation on:
Investments	10,752,985	6,235,423	9,720,379	60,481,623	5,862,678
Investments in affiliates	—	—	(41,299)	1,772,779	—
Futures contracts	—	—	—	—	—
Swap contracts	—	—	—	—	—
Options written	—	(23,542)	—	8,235	—
Forward foreign currency contracts	—	8,043	—	—	865,473
Foreign currency translation	—	29,303	—	—	2,469
Net Change in Unrealized Appreciation/Depreciation	10,752,985	6,249,227	9,679,080	62,262,637	6,730,620
Net Gain	8,405,896	10,924,507	6,115,172	47,061,356	9,803,943
Net Increase	$11,035,797	$13,595,382	$6,812,984	$51,128,124	$12,852,007

See Notes to Financial Statements

	European Equity	Capital Opportunities	S&P 500 Index	Aggressive Equity	Strategist
Net Investment Income:
Income
Dividends†	$2,538,903	$2,217,779	$2,701,536	$267,222	$2,305,306
Interest†	—	—	—	—	1,208,088
Interest and dividends from affiliates	2,699	13,991	25,551	3,093	148,527
Income from securities loaned - net	100,527	—	—	—	—
Total Income	2,642,129	2,231,770	2,727,087	270,315	3,661,921
†Net of foreign withholding taxes	294,115	49,161	76	5,891	32,663
Expenses
Investment advisory fee	625,907	942,140	138,225	182,938	786,575
Administration fee	57,555	179,455	92,150	21,843	149,824
Distribution fee (Class Y shares)	43,188	136,375	202,702	37,014	138,383
Mutual fund insurance (Note 9)	—	—	—	—	—
Professional fees	68,742	68,108	54,462	50,583	77,061
Shareholder reports and notices	11,000	14,427	13,456	6,669	9,070
Custodian fees	22,861	23,242	—	6,471	14,469
Trustees' fees and expenses	3,071	6,911	7,078	877	3,773
Transfer agent fees and expenses	500	500	500	500	500
Registration fees	—	1,003	—	1,006	—
Other	15,415	15,779	13,723	7,512	39,240
Total Expenses	848,239	1,387,940	522,296	315,413	1,218,895
Less: amounts waived/reimbursed	(84,388)	—	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(1,185)	(8,241)	(1,546)	(1,357)	(47,722)
Net Expenses	762,666	1,379,699	520,750	314,056	1,171,173
Net Investment Income (Loss)	1,879,463	852,071	2,206,337	(43,741)	2,490,748
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(5,360,939)	(6,534,761)	(1,166,372)	24,493	6,334,960
Investments in affiliates	—	—	(165,421)	—	(365,034)
Futures contracts	—	—	244,431	—	95,696
Swap contracts	—	—	—	—	1,762,201
Options written	—	—	—	—	(26,773)
Forward foreign currency contracts	(11,316)	(3,460)	—	(96)	104
Foreign currency translation	3,352	13,482	—	1,907	(5,233)
Net Realized Gain (Loss)	(5,368,903)	(6,524,739)	(1,087,362)	26,304	7,795,921
Change in Unrealized Appreciation/Depreciation on:
Investments	21,065,851	124,982,172	26,713,751	14,260,246	25,266,980
Investments in affiliates	—	—	25,260	—	(693,955)
Futures contracts	—	—	(50,810)	—	(154,585)
Swap contracts	—	—	—	—	(1,141,242)
Options written	—	—	—	—	31,231
Forward foreign currency contracts	—	—	—	—	—
Foreign currency translation	18,899	187	—	24	4,840
Net Change in Unrealized Appreciation/Depreciation	21,084,750	124,982,359	26,688,201	14,260,270	23,313,269
Net Gain	15,715,847	118,457,620	25,600,839	14,286,574	31,109,190
Net Increase	$17,595,310	$119,309,691	$27,807,176	$14,242,833	$33,599,938

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Limited Duration		Income Plus
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$41,093	$5,148,906	$1,877,885	$4,209,957	$13,833,429	$15,826,167
Net realized gain (loss)	3,704	—	2,468,081	(26,979,435)	5,583,226	(18,752,116)
Net change in unrealized appreciation/depreciation	—	—	(118,469)	5,025,245	31,176,875	(26,220,418)
Net Increase (Decrease)	44,797	5,148,906	4,227,497	(17,744,233)	50,593,530	(29,146,367)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(27,542)	(2,750,646)	(750,368)	(403,890)	(5,671,232)	(2,630,821)
Class Y shares	(13,660)	(2,398,335)	(2,578,098)	(1,470,642)	(6,874,880)	(3,227,663)
Net realized gain
Class X shares	—	—	—	—	—	—
Class Y shares	—	—	—	—	—	—
Total Dividends and Distributions	(41,202)	(5,148,981)	(3,328,466)	(1,874,532)	(12,546,112)	(5,858,484)
Net increase (decrease) from transactions in shares of beneficial interest	(61,899,672)	14,525,817	(2,885,461)	(28,033,410)	(21,134,851)	(71,964,921)
Net Increase (Decrease)	(61,896,077)	14,525,742	(1,986,430)	(47,652,175)	16,912,567	(106,969,772)
Net Assets:
Beginning of period	227,527,272	213,001,530	79,628,143	127,280,318	245,683,089	352,652,861
End of Period	$165,631,195	$227,527,272	$77,641,713	$79,628,143	$262,595,656	$245,683,089
Accumulated Undistributed Net Investment Income	$3,616	$158	$2,072,916	$2,961,783	$13,986,311	$11,067,655

See Notes to Financial Statements

	High Yield		Global Infrastructure
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,629,901	$2,545,180	$2,670,875	$3,065,023
Net realized gain (loss)	(2,347,089)	(9,781,424)	4,675,280	27,057,828
Net change in unrealized appreciation/depreciation	10,752,985	(1,476,560)	6,249,227	(79,158,685)
Net Increase (Decrease)	11,035,797	(8,712,804)	13,595,382	(49,035,834)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(1,215,369)	(437,443)	(2,101,457)	(647,408)
Class Y shares	(1,195,423)	(479,055)	(498,225)	(134,680)
Net realized gain
Class X shares	—	—	(20,597,967)	(20,127,613)
Class Y shares	—	—	(5,301,817)	(4,721,337)
Total Dividends and Distributions	(2,410,792)	(916,498)	(28,499,466)	(25,631,038)
Net increase (decrease) from transactions in shares of beneficial interest	(2,278,057)	(9,229,477)	13,974,171	(3,124,164)
Net Increase (Decrease)	6,346,948	(18,858,779)	(929,913)	(77,791,036)
Net Assets:
Beginning of period	27,199,656	46,058,435	87,496,273	165,287,309
End of Period	$33,546,604	$27,199,656	$86,566,360	$87,496,273
Accumulated Undistributed Net Investment Income	$2,239,958	$1,886,536	$1,785,290	$2,512,439

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Income Builder		Dividend Growth		Global Dividend Growth
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$697,812	$1,323,971	$4,066,768	$5,989,301	$3,048,064	$4,283,236
Net realized gain (loss)	(3,563,908)	(846,135)	(15,201,281)	(41,866,289)	3,073,323	(24,882,731)
Net change in unrealized appreciation/depreciation	9,679,080	(14,007,172)	62,262,637	(118,615,870)	6,730,620	(51,605,946)
Net Increase (Decrease)	6,812,984	(13,529,336)	51,128,124	(154,492,858)	12,852,007	(72,205,441)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(528,794)	(176,967)	(3,466,136)	(1,348,818)	(2,992,150)	(2,856,039)
Class Y shares	(448,809)	(191,122)	(986,235)	(367,487)	(1,372,445)	(1,205,469)
Net realized gain
Class X shares	(8,092)	(3,462,208)	—	—	—	(19,931,578)
Class Y shares	(7,525)	(4,034,191)	—	—	—	(9,677,516)
Total Dividends and Distributions	(993,220)	(7,864,488)	(4,452,371)	(1,716,305)	(4,364,595)	(33,670,602)
Net decrease from transactions in shares of beneficial interest	(4,385,614)	(9,887,251)	(33,543,934)	(85,189,189)	(9,583,791)	(4,126,470)
Net Increase (Decrease)	1,434,150	(31,281,075)	13,131,819	(241,398,352)	(1,096,379)	(110,002,513)
Net Assets:
Beginning of period	31,680,395	62,961,470	243,609,622	485,007,974	91,856,649	201,859,162
End of Period	$33,114,545	$31,680,395	$256,741,441	$243,609,622	$90,760,270	$91,856,649
Accumulated Undistributed Net Investment Income (Loss)	$655,381	$725,589	$4,049,585	$4,433,824	$1,096,960	$4,100,875

See Notes to Financial Statements

	European Equity		Capital Opportunities
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,879,463	$3,542,961	$852,071	$90,023
Net realized gain (loss)	(5,368,903)	(4,874,519)	(6,524,739)	(22,270,280)
Net change in unrealized appreciation/depreciation	21,084,750	(62,139,555)	124,982,359	(160,018,627)
Net Increase (Decrease)	17,595,310	(63,471,113)	119,309,691	(182,198,884)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(2,185,883)	(2,413,005)	(639,379)	(635,044)
Class Y shares	(624,553)	(642,298)	(66,814)	(146,796)
Net realized gain
Class X shares	(2,763,964)	(16,690,917)	—	—
Class Y shares	(880,063)	(5,203,748)	—	—
Total Dividends and Distributions	(6,454,463)	(24,949,968)	(706,193)	(781,840)
Net decrease from transactions in shares of beneficial interest	(6,200,158)	(3,791,426)	(37,914,310)	(70,259,908)
Net Increase (Decrease)	4,940,689	(92,212,507)	80,689,188	(253,240,632)
Net Assets:
Beginning of period	75,579,156	167,791,663	185,712,053	438,952,685
End of Period	$80,519,845	$75,579,156	$266,401,241	$185,712,053
Accumulated Undistributed Net Investment Income (Loss)	$1,813,052	$2,751,600	$392,620	$(136,162)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	S&P 500 Index		Aggressive Equity
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,206,337	$3,063,478	$(43,741)	$(172,564)
Net realized gain (loss)	(1,087,362)	(610,275)	26,304	(2,074,666)
Net change in unrealized appreciation/depreciation	26,688,201	(74,828,095)	14,260,270	(21,144,566)
Net Increase (Decrease)	27,807,176	(72,374,892)	14,242,833	(23,391,796)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(976,649)	(1,233,419)	—	(40,785)
Class Y shares	(2,074,490)	(2,473,396)	—	—
Net realized gain
Class X shares	—	—	—	—
Class Y shares	—	—	—	—
Total Dividends and Distributions	(3,051,139)	(3,706,815)	—	(40,785)
Net decrease from transactions in shares of beneficial interest	(8,284,436)	(29,261,336)	(4,365,317)	(9,878,008)
Net Increase (Decrease)	16,471,601	(105,343,043)	9,877,516	(33,310,589)
Net Assets:
Beginning of period	113,916,253	219,259,296	22,561,067	55,871,656
End of Period	$130,387,854	$113,916,253	$32,438,583	$22,561,067
Accumulated Undistributed Net Investment Income (Loss)	$2,208,382	$3,070,238	$(38,217)	$28,289

See Notes to Financial Statements

	Strategist
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,490,748	$5,496,368
Net realized gain (loss)	7,795,921	(6,195,603)
Net change in unrealized appreciation/depreciation	23,313,269	(64,498,692)
Net Increase (Decrease)	33,599,938	(65,197,927)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(3,009,491)	(1,351,745)
Class Y shares	(1,156,509)	(508,327)
Net realized gain
Class X shares	—	(17,620,917)
Class Y shares	—	(7,191,427)
Total Dividends and Distributions	(4,166,000)	(26,672,416)
Net decrease from transactions in shares of beneficial interest	(19,679,309)	(26,332,133)
Net Increase (Decrease)	9,754,629	(118,202,476)
Net Assets:
Beginning of period	187,713,481	305,915,957
End of Period	$197,468,110	$187,713,481
Accumulated Undistributed Net Investment Income (Loss)	$3,945,368	$4,298,293

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Limited Duration		Income Plus
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Class X Shares
Shares
Sold	14,093,090	39,272,429	320,280	219,481	217,229	318,057
Reinvestment of dividends and distributions	27,542	2,750,646	97,959	45,466	574,011	251,075
Redeemed	(45,050,887)	(38,086,011)	(379,007)	(976,690)	(1,994,330)	(3,710,728)
Net Increase (Decrease) - Class X	(30,930,255)	3,937,064	39,232	(711,743)	(1,203,090)	(3,141,596)
Amount
Sold	$14,093,090	$39,272,429	$2,506,478	$1,951,419	$2,222,728	$3,287,185
Reinvestment of dividends and distributions	27,542	2,750,646	750,368	403,890	5,671,232	2,630,821
Redeemed	(45,050,887)	38,086,011	(2,959,936)	(8,136,803)	(20,079,631)	(36,737,304)
Net Increase (Decrease) - Class X	$(30,930,255)	$3,937,064	$296,910	$(5,781,494)	$(12,185,671)	$(30,819,298)
Class Y Shares
Shares
Sold	19,989,089	62,076,186	525,769	365,769	527,412	549,322
Reinvestment of dividends and distributions	13,660	2,398,335	337,447	165,939	697,250	308,624
Redeemed	(50,972,166)	(53,885,768)	(1,262,117)	(3,269,102)	(2,115,187)	(5,102,030)
Net Increase (Decrease) - Class Y	(30,969,417)	10,588,753	(398,901)	(2,737,394)	(890,525)	(4,244,084)
Amount
Sold	$19,989,089	$62,076,186	$4,083,133	$3,336,110	$5,391,890	$5,807,550
Reinvestment of dividends and distributions	13,660	2,398,335	2,578,098	1,470,642	6,874,880	3,227,663
Redeemed	(50,972,166)	(53,885,768)	(9,843,602)	(27,058,668)	(21,215,950)	(50,180,836)
Net Increase (Decrease) - Class Y	$(30,969,417)	$10,588,753	$(3,182,371)	$(22,251,916)	$(8,949,180)	$(41,145,623)

See Notes to Financial Statements

	High Yield		Global Infrastructure
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Class X Shares
Shares
Sold	885,547	439,070	38,571	136,433
Reinvestment of dividends and distributions	1,279,336	394,745	3,071,641	1,279,897
Redeemed	(2,812,285)	(4,491,763)	(1,464,640)	(1,600,079)
Net Increase (Decrease) - Class X	(647,402)	(3,657,948)	1,645,572	(183,749)
Amount
Sold	$849,248	$468,293	$350,423	$2,528,018
Reinvestment of dividends and distributions	1,215,369	437,443	22,699,424	20,775,021
Redeemed	(2,762,208)	(4,693,944)	(13,246,644)	(25,468,846)
Net Increase (Decrease) - Class X	$(697,591)	$(3,788,208)	$9,803,203	$(2,165,807)
Class Y Shares
Shares
Sold	408,859	224,818	114,210	65,397
Reinvestment of dividends and distributions	1,258,340	430,638	786,980	299,658
Redeemed	(3,277,685)	(5,897,980)	(308,094)	(436,317)
Net Increase (Decrease) - Class Y	(1,610,486)	(5,242,524)	593,096	(71,262)
Amount
Sold	$415,103	$237,416	$1,092,329	$1,074,404
Reinvestment of dividends and distributions	1,195,423	479,055	5,800,042	4,856,017
Redeemed	(3,190,992)	(6,157,740)	(2,721,403)	(6,888,778)
Net Increase (Decrease) - Class Y	$(1,580,466)	$(5,441,269)	$4,170,968	$(958,357)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Income Builder		Dividend Growth		Global Dividend Growth
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Class X Shares
Shares
Sold	84,206	80,930	40,020	188,631	39,028	88,216
Reinvestment of dividends and distributions	68,133	367,205	321,236	87,699	412,142	2,049,246
Redeemed	(402,407)	(614,459)	(2,833,291)	(4,839,160)	(1,414,208)	(2,174,259)
Net Decrease - Class X	(250,068)	(166,324)	(2,472,035)	(4,562,830)	(963,038)	(36,797)
Amount
Sold	$700,726	$806,302	$445,763	$2,972,885	$300,376	$1,247,301
Reinvestment of dividends and distributions	536,886	3,639,175	3,466,136	1,348,818	2,992,150	22,787,617
Redeemed	(3,276,702)	(6,520,735)	(31,203,978)	(70,063,288)	(10,681,016)	(26,457,893)
Net Decrease - Class X	$(2,039,090)	$(2,075,258)	$(27,292,079)	$(65,741,585)	$(7,388,490)	$(2,422,975)
Class Y Shares
Shares
Sold	46,979	61,287	64,575	58,376	120,372	43,315
Reinvestment of dividends and distributions	58,058	427,890	91,572	23,925	190,617	987,567
Redeemed	(392,269)	(1,237,576)	(723,234)	(1,435,936)	(590,289)	(1,087,949)
Net Decrease - Class Y	(287,232)	(748,399)	(567,087)	(1,353,635)	(279,300)	(57,067)
Amount
Sold	$393,492	$707,013	$656,925	$794,273	$854,130	$599,490
Reinvestment of dividends and distributions	456,334	4,225,313	986,235	367,487	1,372,445	10,882,985
Redeemed	(3,196,350)	(12,744,319)	(7,895,015)	(20,609,364)	(4,421,876)	(13,185,970)
Net Decrease - Class Y	$(2,346,524)	$(7,811,993)	$(6,251,855)	$(19,447,604)	$(2,195,301)	$(1,703,495)

See Notes to Financial Statements

	European Equity		Capital Opportunities
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Class X Shares
Shares
Sold	24,684	38,114	20,590	86,342
Reinvestment of dividends and distributions	403,082	950,444	26,421	20,244
Redeemed	(793,662)	(1,061,103)	(1,215,413)	(1,902,212)
Net Decrease - Class X	(365,896)	(72,545)	(1,168,402)	(1,795,626)
Amount
Sold	$337,718	$924,340	$531,421	$2,683,773
Reinvestment of dividends and distributions	4,949,847	19,103,922	639,379	635,044
Redeemed	(10,207,492)	(21,953,195)	(28,719,023)	(56,132,455)
Net Decrease - Class X	$(4,919,927)	$(1,924,933)	$(27,548,223)	$(52,813,638)
Class Y Shares
Shares
Sold	9,175	16,951	21,100	188,849
Reinvestment of dividends and distributions	122,926	292,156	2,776	4,703
Redeemed	(221,102)	(382,417)	(466,830)	(768,316)
Net Decrease - Class Y	(89,001)	(73,310)	(442,954)	(574,764)
Amount
Sold	$113,978	$382,065	$497,162	$4,731,146
Reinvestment of dividends and distributions	1,504,616	5,846,046	66,814	146,796
Redeemed	(2,898,825)	(8,094,604)	(10,930,063)	(22,324,212)
Net Decrease - Class Y	$(1,280,231)	$(1,866,493)	$(10,366,087)	$(17,446,270)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	S&P 500 Index		Aggressive Equity
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Class X Shares
Shares
Sold	227,397	204,363	30,502	27,794
Reinvestment of dividends and distributions	117,952	106,605	—	2,460
Redeemed	(600,690)	(1,144,889)	(195,172)	(361,194)
Net Decrease - Class X	(255,341)	(833,921)	(164,670)	(330,940)
Amount
Sold	$1,896,482	$2,036,301	$374,527	$414,384
Reinvestment of dividends and distributions	976,649	1,233,419	—	40,785
Redeemed	(5,068,610)	(12,941,380)	(2,305,220)	(5,409,021)
Net Decrease - Class X	$(2,195,479)	$(9,671,660)	$(1,930,693)	$(4,953,852)
Class Y Shares
Shares
Sold	584,015	427,594	17,153	45,414
Reinvestment of dividends and distributions	251,759	214,891	—	—
Redeemed	(1,515,796)	(2,335,950)	(229,185)	(376,129)
Net Decrease - Class Y	(680,022)	(1,693,465)	(212,032)	(330,715)
Amount
Sold	$5,084,799	$4,418,421	$238,698	$670,281
Reinvestment of dividends and distributions	2,074,490	2,473,396	—	—
Redeemed	(13,248,246)	(26,481,493)	(2,673,322)	(5,594,437)
Net Decrease - Class Y	$(6,088,957)	$(19,589,676)	$(2,434,624)	$(4,924,156)

See Notes to Financial Statements

	Strategist
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Class X Shares
Shares
Sold	143,881	315,787
Reinvestment of dividends and distributions	274,839	1,454,772
Redeemed	(2,013,942)	(3,039,684)
Net Decrease - Class X	(1,595,222)	(1,269,125)
Amount
Sold	$1,613,235	$4,422,151
Reinvestment of dividends and distributions	3,009,491	18,972,662
Redeemed	(22,149,953)	(40,695,307)
Net Decrease - Class X	$(17,527,227)	$(17,300,494)
Class Y Shares
Shares
Sold	319,879	198,421
Reinvestment of dividends and distributions	105,907	592,076
Redeemed	(611,314)	(1,478,670)
Net Decrease - Class Y	(185,528)	(688,173)
Amount
Sold	$3,458,405	$2,749,332
Reinvestment of dividends and distributions	1,156,509	7,699,754
Redeemed	(6,766,996)	(19,480,725)
Net Decrease - Class Y	$(2,152,082)	$(9,031,639)

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of thirteen Portfolios ("Portfolios") which commenced operations as follows:

PORTFOLIO	COMMENCEMENT OF OPERATIONS	PORTFOLIO	COMMENCEMENT OF OPERATIONS
Money Market	March 9, 1984	Global Dividend Growth	February 23, 1994

Limited Duration	May 4, 1999	European Equity	March 1, 1991

Income Plus	March 1, 1987	Capital Opportunities	March 9, 1984

High Yield	March 9, 1984	S&P 500 Index	May 18, 1998

Global Infrastructure	March 1, 1990	Aggressive Equity	May 4, 1999

Income Builder	January 21, 1997	Strategist	March 1, 1987

Dividend Growth	March 1, 1990

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

Money Market	Seeks high current income, preservation of capital and liquidity.

Limited Duration	Seeks to provide a high level of current income consistent with the preservation of capital.

Income Plus	Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.

High Yield	Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.

Global Infrastructure	Seeks both capital appreciation and current income.

Income Builder	Seeks, as its primary objective, reasonable income and, as a secondary objective, growth of capital.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

Dividend Growth Seeks to provide reasonable current income and long-term growth of income and capital.

Global Dividend Seeks to provide reasonable current income and long-term growth of income and Growth capital.

European Equity Seeks to maximize the capital appreciation of its investments.

Capital Opportunities Seeks, as its primary objective, growth of capital and, as a secondary objective, income, but only when consistent with its primary objective.

S&P 500 Index Seeks to provide investment results that, before expenses, correspond to the total return of the Standard & Poor's 500® Composite Stock Price Index.

Aggressive Equity Seeks long-term capital growth.

Strategist Seeks high total investment return.

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. ("Invesco"), a leading global investment management company. The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization with respect to the High Yield, Income Builder, Dividend Growth, Global Dividend Growth and S&P 500 Index portfolios (each a "Plan"). Pursuant to each Plan, substantially all of the assets of the applicable Portfolio would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco Ltd. (each a "New Portfolio"). Pursuant to each Plan, shareholders of the applicable Portfolio would become shareholders of a New Portfolio, receiving shares of such New Portfolio equal to the value of their holdings in the Portfolio. Each Plan is subject to the approval of the applicable Portfolio's shareholders at a special meeting of shareholders anticipated to be held during the second quarter of 2010.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) credit default/interest rate/asset swaps are marked-to-market daily based upon quotations from market makers; (5) for equity securities traded on foreign exchanges, the last

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

reported sale price or the latest bid price may be used if there were no sales on a particular day; (6) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and ask price; (7) futures are valued at the latest price published by the commodities exchange on which they trade; (8) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. (10) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (11) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Repurchase Agreements — The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

F. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

G. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

H. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

PORTFOLIO	VALUE OF LOANED SECURITIES	VALUE OF COLLATERAL CASH(1)
High Yield	$8,425,561	$8,706,576
Global Infrastructure	6,728,840	7,036,788
Global Dividend	10,276,083	10,768,263
European Equity	1,792,698	1,903,682

(1)  The Portfolios received cash collateral which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the respective Portfolio of Investments.

The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

I. Swaps — Certain Portfolios may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits of underlying issue in which the Portfolio may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

The Portfolios accrue for the periodic fees on credit default swaps on a daily basis as earned with the net amount accrued recorded within realized gains/losses on swap contracts on the Statements of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statements of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statements of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Portfolio had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

Certain Portfolios may also enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. These are contractual agreements

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

to exchange periodic interest payment streams calculated on a predetermined notional principal amount. They generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Portfolio will usually enter into them on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statements of Operations. Risk may arise as a result of the potential inability of the counterparties to meet the terms of the contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Portfolio with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Portfolio has an unrealized loss on a swap contract, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

J. Treasury Inflation-Protected Securities — Certain Portfolios may invest in Treasury Inflation-Protected Securities ("TIPS"), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Portfolio's distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

K. Senior Loans — Certain Portfolios invest in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

L. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statements of Operations. Each of the tax years in the four-year period ended December 31, 2009, remains subject to examination by taxing authorities.

M. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

N. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

O. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

P. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statements of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through February 26, 2010, the date of issuance of these financial statements.

2. Fair Valuation Measurements

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in  determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at fair value:

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money Market
Assets:
Short-Term Investments
Repurchase Agreements	$67,465,000	—	$67,465,000	—
Commercial Paper	41,479,991	—	41,479,991	—
Certificates of Deposit	30,000,061	—	30,000,061	—
Floating Rate Notes — Corporate	10,000,000	—	10,000,000	—
Floating Rate Notes — U.S. Government Agency	8,996,715	—	8,996,715	—
Short-Term Bank Note	8,000,000	—	8,000,000	—
Total	$165,941,767	—	$165,941,767	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Limited Duration
Assets:
Asset-Backed Securities	$13,872,189	—	$13,872,189	—
Collateralized Mortgage Obligation — U.S. Government Agency	454,883	—	454,883	—
Commercial Mortgage-Backed Security	188,760	—	188,760	—
Corporate Bonds	39,447,522	—	39,447,522	—
Foreign Government Obligations	1,845,927	—	1,845,927	—
U.S. Government Agencies & Obligations	16,892,197	—	16,892,197	—
U.S. Government Agencies — Mortgage-Backed Securities	1,844,448	—	1,844,448	—
Short-Term Investments
Investment Company	1,960,815	$1,960,815	—	—
U.S. Government Obligation	904,535	—	904,535	—
Total Short-Term Investments	2,865,350	1,960,815	904,535	—
Futures	227,437	227,437	—	—
Interest Rate Swaps	144,026	—	144,026	—
Total	$77,782,739	$2,188,252	$75,594,487	—
Liabilities:
Futures	$(113,958)	$(113,958)	—	—
Interest Rate Swaps	(406,080)	—	$(406,080)	—
Total	$(520,038)	$(113,958)	$(406,080)	—
Income Plus
Assets:
Commercial Mortgage-Backed Securities	$2,114,451		$2,114,451	—
Corporate Bonds	249,634,692		249,634,692	—
Municipal Bonds	606,162		606,162	—
U.S. Government Agency — Mortgage-Backed Security	1,586		1,586	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments
Investment Company	$5,618,450	$5,618,450		—
U.S. Government Obligation	1,419,271		$1,419,271	—
Total Short-Term Investments	7,037,721	5,618,450	1,419,271	—
Credit Default Swaps	14,669		14,669	—
Futures	1,814,839	1,814,839		—
Total	$261,224,120	$7,433,289	$253,790,831	—
Liabilities:
Credit Default Swaps	$(305,128)	—	$(305,128)	—
Futures	(590,857)	$(590,857)	—	—
Total	$(895,985)	$(590,857)	$(305,128)	—
High Yield
Assets:
Common Stocks
Casino Gaming	$0	—	—	$0
Communications Equipment	16,862	$16,735	—	127
Food Products	0	—	—	0
Restaurants	26,992	—	—	26,992
Textile — Apparel	0	—	—	0
Wireless Telecommunication Services	5,736	5,736	—	—
Total Common Stocks	49,590	22,471	—	27,119
Preferred Stock	113,380	—	$113,380	—
Warrants	0	—	—	0
Corporate Bonds	31,138,913	—	31,138,913	—
Senior Loan Notes	572,649	—	572,649	—
Short-Term Investments			—	—
Investment Company	8,309,745	8,309,745	—	—
Repurchase Agreements	1,836,445	—	1,836,445	—
Total Short-Term Investments	10,146,190	8,309,745	1,836,445	—
Total	$42,020,722	$8,332,216	$33,661,387	$27,119

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Global Infrastructure
Assets:
Common Stocks
Communications Equipment	$208,845	$208,845	—	—
Construction & Engineering	2,181,251	1,127,660	$1,053,591	—
Diversified Telecommunication Services	2,825,231	235,693	2,589,538	—
Electric Utilities	8,449,649	1,662,360	6,787,289	—
Gas Utilities	5,803,524	3,052,724	2,750,800	—
Independent Power Producers & Energy Traders	2,071,499	886,284	1,185,215	—
Machinery	413,424	—	413,424	—
Metals & Mining	1,215,315	—	1,215,315	—
Multi-Utilities	13,603,139	2,912,722	10,690,417	—
Oil, Gas & Consumable Fuels	16,373,177	16,080,088	293,089	—
Transportation Infrastructure	31,129,324	274,521	30,854,803	—
Wireless Telecommunication Services	1,553,509	—	1,553,509	—
Total Common Stocks	85,827,887	26,440,897	59,386,990	—
Preferred Stocks	409,654	—	409,654	—
Short-Term Investments
Investment Company	5,831,465	5,831,465	—	—
Repurchase Agreements	1,484,243	—	1,484,243	—
Total Short-Term Investments	7,315,708	5,831,465	1,484,243	—
Forward Forward Currency Contracts	128,977	—	128,977	—
Total	$93,682,226	$32,272,362	$61,409,864	—
Liabilities:
Forward Foreign Currency Contracts	$(73,883)	—	$(73,883)	—
Options Written	(53,326)	$(53,326)	—	—
Total	$(127,209)	$(53,326)	$(73,883)	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Income Builder
Assets:
Common Stocks
Aerospace & Defense	$129,523	$129,523	—	—
Air Freight & Logistics	125,175	125,175	—	—
Automobiles	160,150	160,150	—	—
Beverages	221,730	221,730	—	—
Capital Markets	499,411	499,411	—	—
Chemicals	273,537	273,537	—	—
Commercial Banks	1,170,495	1,170,495	—	—
Commercial Services & Supplies	246,501	246,501	—	—
Communications Equipment	373,464	373,464	—	—
Computers & Peripherals	624,818	624,818	—	—
Diversified Financial Services	1,702,898	1,702,898	—	—
Diversified Telecommunication Services	259,706	259,706	—	—
Electric Utilities	1,044,311	1,044,311	—	—
Electronic Equipment, Instruments & Components	298,272	298,272	—	—
Energy Equipment & Services	506,868	506,868	—	—
Food & Staples Retailing	1,006,866	1,006,866	—	—
Food Products	699,265	699,265	—	—
Health Care Equipment & Supplies	500,596	500,596	—	—
Health Care Providers & Services	356,828	356,828	—	—
Hotels, Restaurants & Leisure	63,415	63,415	—	—
Household Durables	305,370	305,370	—	—
Industrial Conglomerates	1,240,539	1,240,539	—	—
Insurance	1,479,085	1,479,085	—	—
Internet Software & Services	707,874	707,874	—	—
Machinery	529,042	529,042	—	—
Media	1,593,439	1,593,439	—	—
Metals & Mining	352,618	352,618	—	—
Oil, Gas & Consumable Fuels	2,767,762	2,767,762	—	—
Personal Products	248,570	248,570	—	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Pharmaceuticals	$2,646,779	$2,646,779	—	—
Professional Services	280,750	280,750	—	—
Semiconductors & Semiconductor Equipment	470,318	470,318	—	—
Software	58,965	58,965	—	—
Specialty Retail	616,285	616,285	—	—
Wireless Telecommunication Services	304,788	304,788	—	—
Total Common Stocks	23,866,013	23,866,013	—	—
Convertible Bonds	4,521,461	—	$4,521,461	—
Convertible Preferred Stock	435,540	—	435,540	—
Corporate Bonds	3,706,875	—	3,706,875	—
Short-Term Investments — Investment Company	455,415	455,415	—	—
Total	$32,985,304	$24,321,428	$8,663,876	—
Dividend Growth
Assets:
Common Stocks
Aerospace & Defense	$12,682,637	$12,682,637	—	—
Biotechnology	3,111,350	3,111,350	—	—
Capital Markets	5,161,101	5,161,101	—	—
Chemicals	3,543,911	3,543,911	—	—
Commercial Banks	5,369,930	5,369,930	—	—
Commercial Services & Supplies	2,575,658	2,575,658	—	—
Computers & Peripherals	18,136,578	18,136,578	—	—
Construction & Engineering	3,553,206	3,553,206	—	—
Diversified Financial Services	7,268,998	7,268,998	—	—
Diversified Telecommunication Services	4,697,828	4,697,828	—	—
Electronic Equipment, Instruments & Components	3,546,861	3,546,861	—	—
Energy Equipment & Services	7,648,248	7,648,248	—	—
Food & Staples Retailing	4,458,734	4,458,734	—	—
Health Care Providers & Services	8,776,395	8,776,395	—	—
Hotels, Restaurants & Leisure	8,197,737	8,197,737	—	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Household Durables	$2,734,374	$2,734,374	—	—
Household Products	7,835,838	7,835,838	—	—
Independent Power Producers & Energy Traders	3,141,311	3,141,311	—	—
Industrial Conglomerates	6,059,974	6,059,974	—	—
Information Technology Services	3,217,078	3,217,078	—	—
Insurance	14,808,624	14,808,624	—	—
Internet Software & Services	5,512,242	5,512,242	—	—
Leisure Equipment & Products	3,995,001	3,995,001	—	—
Metals & Mining	4,734,701	4,734,701	—	—
Multi-Utilities	7,747,670	7,747,670	—	—
Multiline Retail	3,962,954	3,962,954	—	—
Oil, Gas & Consumable Fuels	22,980,884	22,980,884	—	—
Paper & Forest Products	4,022,088	4,022,088	—	—
Pharmaceuticals	21,147,151	21,147,151	—	—
Road & Rail	4,885,852	4,885,852	—	—
Semiconductors & Semiconductor Equipment	5,530,236	5,530,236	—	—
Software	9,063,061	9,063,061	—	—
Specialty Retail	10,334,429	10,334,429	—	—
Textiles, Apparel & Luxury Goods	2,889,245	2,889,245	—	—
Tobacco	9,590,896	9,590,896	—	—
Total Common Stocks	252,922,781	252,922,781	—	—
Short-Term Investments —
Investment Company	3,778,181	3,778,181	—	—
Total	$256,700,962	$256,700,962	—	—
Liabilities:
Options Written	$(3,422)	$(3,422)	—	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Global Dividend Growth
Assets:
Common Stocks
Air Freight & Logistics	$1,882,745	—	$1,882,745	—
Beverages	911,989	—	911,989	—
Capital Markets	2,608,832	$2,608,832	—	—
Chemicals	2,124,083	1,496,463	627,620	—
Commercial Banks	4,653,794	—	4,653,794	—
Commercial Services & Supplies	889,553	889,553	—	—
Computers & Peripherals	2,517,388	990,800	1,526,588	—
Construction Materials	2,517,823	—	2,517,823	—
Containers & Packaging	1,811,563	1,811,563	—	—
Diversified Financial Services	3,088,428	3,088,428	—	—
Diversified Telecommunication Services	6,050,510	2,902,736	3,147,774	—
Electric Utilities	2,961,372	716,967	2,244,405	—
Electronic Equipment, Instruments & Components	1,783,041	—	1,783,041	—
Food Products	2,241,507	—	2,241,507	—
Hotels, Restaurants & Leisure	588,171	—	588,171	—
Household Products	640,435	640,435	—	—
Industrial Conglomerates	618,578	—	618,578	—
Information Technology Services	888,515	—	888,515	—
Insurance	3,970,620	1,367,038	2,603,582	—
Machinery	5,920,296	—	5,920,296	—
Media	4,632,640	921,357	3,711,283	—
Metals & Mining	1,465,382	—	1,465,382	—
Multiline Retail	1,192,634	1,192,634	—	—
Multi-Utilities	1,178,908	—	1,178,908	—
Office Electronics	1,149,882	—	1,149,882	—
Oil, Gas & Consumable Fuels	6,812,115	—	6,812,115	—
Personal Products	607,386	607,386	—	—
Pharmaceuticals	6,756,867	3,609,046	3,147,821	—
Real Estate Investment Trusts	2,176,613	1,409,797	766,816	—
Road & Rail	867,935	—	867,935	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Semiconductors & Semiconductor Equipment	$1,982,281	$1,982,281	—	—
Software	968,415	—	$968,415	—
Tobacco	8,099,838	5,391,219	2,708,619	—
Wireless Telecommunication Services	1,806,695	—	1,806,695	—
Total Common Stocks	88,366,834	31,626,535	56,740,299	—
Short-Term Investments
Investment Company	10,264,721	10,264,721	—	—
Repurchase Agreements	2,271,309	—	2,271,309	—
Total Short-Term Investments	12,536,030	10,264,721	2,271,309	—
Forward Contracts	482,066	—	482,066	—
Total	$101,384,930	$41,891,256	$59,493,674	—
Liabilities
Forward Contracts	$(60,621)	—	$(60,621)	—
European Equity
Assets:
Common Stocks
Aerospace & Defense	$2,658,471	—	$2,658,471	—
Auto Components	1,358,822	—	1,358,822	—
Automobiles	1,728,308	—	1,728,308	—
Capital Markets	2,410,668	—	2,410,668	—
Chemicals	1,438,754	—	1,438,754	—
Commercial Banks	10,966,499	—	10,966,499	—
Diversified Telecommunication Services	5,085,917	—	5,085,917	—
Electrical Equipment	1,715,416	—	1,715,416	—
Food & Staples Retailing	2,733,735	—	2,733,735	—
Food Products	3,305,331	—	3,305,331	—
Health Care Equipment & Supplies	1,965,839	—	1,965,839	—
Hotels, Restaurants & Leisure	952,839	—	952,839	—
Industrial Conglomerates	2,029,092	—	2,029,092	—
Insurance	5,704,690	—	5,704,690	—
Machinery	1,244,493	—	1,244,493	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Media	$885,702	—	$885,702	—
Metals & Mining	4,159,473	—	4,159,473	—
Multi-Utilities	1,686,454	—	1,686,454	—
Oil, Gas & Consumable Fuels	7,360,304	—	7,360,304	—
Pharmaceuticals	9,609,727	—	9,609,727	—
Specialty Retail	1,646,310	—	1,646,310	—
Tobacco	3,724,528	—	3,724,528	—
Wireless Telecommunication Services	2,492,274	—	2,492,274	—
Total Common Stocks	76,863,646	—	76,863,646	—
Preferred Stock	1,156,193	—	1,156,193	—
Short-Term Investments
Investment Company	3,805,800	$3,805,800	—	—
Repurchase Agreements	401,536	—	401,536	—
Total Short-Term Investments	4,207,336	3,805,800	401,536	—
Total	$82,227,175	$3,805,800	$78,421,375	—
Capital Opportunities
Assets:
Common Stocks
Air Freight & Logistics	$5,634,699	$5,634,699	—	—
Capital Markets	10,028,074	10,028,074	—	—
Chemicals	11,131,489	11,131,489	—	—
Computers & Peripherals	26,331,305	26,331,305	—	—
Distributors	8,708,354	—	$8,708,354	—
Diversified Financial Services	18,647,826	13,110,143	5,537,683	—
Health Care Technology	8,106,058	8,106,058	—	—
Hotels, Restaurants & Leisure	16,353,835	16,353,835	—	—
Information Technology Services	16,880,554	11,057,824	5,822,730	—
Internet & Catalog Retail	19,572,525	19,572,525	—	—
Internet Software & Services	48,627,043	29,594,107	19,032,936	—
Life Sciences Tools & Services	13,242,140	13,242,140	—	—
Oil, Gas & Consumable Fuels	17,214,116	17,214,116	—	—
Professional Services	14,380,004	14,380,004	—	—
Real Estate Management & Development	9,148,895	9,148,895	—	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Semiconductors & Semiconductor Equipment	$6,435,435	$6,435,435	—	—
Software	8,681,254	8,681,254	—	—
Total Common Stocks	259,123,606	220,021,903	$39,101,703	—
Short-Term Investments —
Investment Company	7,508,265	7,508,265	—	—
Total	$266,631,871	$227,530,168	$39,101,703	—
S&P 500 Index
Assets:
Common Stocks
Aerospace & Defense	$3,500,110	$3,500,110	—	—
Air Freight & Logistics	1,308,079	1,308,079	—	—
Airlines	119,398	119,398	—	—
Auto Components	276,582	276,582	—	—
Automobiles	508,648	508,648	—	—
Beverages	3,431,595	3,431,595	—	—
Biotechnology	2,014,809	2,014,809	—	—
Building Products	70,182	70,182	—	—
Capital Markets	3,499,836	3,499,836	—	—
Chemicals	2,556,021	2,556,021	—	—
Commercial Banks	3,490,970	3,490,970	—	—
Commercial Services & Supplies	691,955	691,955	—	—
Communications Equipment	3,349,983	3,349,983	—	—
Computers & Peripherals	7,715,315	7,715,315	—	—
Construction & Engineering	237,501	237,501	—	—
Construction Materials	81,902	81,902	—	—
Consumer Finance	1,030,583	1,030,583	—	—
Containers & Packaging	281,736	281,736	—	—
Distributors	85,448	85,448	—	—
Diversified Consumer Services	247,649	247,649	—	—
Diversified Financial Services	5,597,759	5,597,759	—	—
Diversified Telecommunication Services	3,691,528	3,691,528	—	—
Electric Utilities	2,567,163	2,567,163	—	—
Electrical Equipment	650,862	650,862	—	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Electronic Equipment, Instruments & Components	$795,074	$795,074	—	—
Energy Equipment & Services	2,334,512	2,334,512	—	—
Food & Staples Retailing	3,431,595	3,431,595	—	—
Food Products	2,085,010	2,085,010	—	—
Gas Utilities	209,829	209,829	—	—
Health Care Equipment & Supplies	2,531,737	2,531,737	—	—
Health Care Providers & Services	2,790,211	2,790,211	—	—
Health Care Technology	54,082	54,082	—	—
Hotels, Restaurants & Leisure	1,876,269	1,876,269	—	—
Household Durables	555,772	555,772	—	—
Household Products	3,280,006	3,280,006	—	—
Independent Power Producers & Energy Traders	215,038	215,038	—	—
Industrial Conglomerates	2,907,850	2,907,850	—	—
Information Technology Services	2,080,098	2,080,098	—	—
Insurance	3,111,198	3,111,198	—	—
Internet & Catalog Retail	781,470	781,470	—	—
Internet Software & Services	2,668,440	2,668,440	—	—
Leisure Equipment & Products	173,190	173,190	—	—
Life Sciences Tools & Services	561,970	561,970	—	—
Machinery	2,024,020	2,024,020	—	—
Media	3,695,510	3,695,510	—	—
Metals & Mining	1,381,975	1,381,975	—	—
Multi-Utilities	1,810,145	1,810,145	—	—
Multiline Retail	1,110,800	1,110,800	—	—
Office Electronics	103,407	103,407	—	—
Oil, Gas & Consumable Fuels	12,508,342	12,508,342	—	—
Paper & Forest Products	359,456	359,456	—	—
Personal Products	344,583	344,583	—	—
Pharmaceuticals	8,345,566	8,345,566	—	—
Professional Services	208,155	208,155	—	—
Real Estate Investment Trusts	1,507,468	1,507,468	—	—
Real Estate Management & Development	42,732	42,732	—	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Road & Rail	$1,283,862	$1,283,862	—	—
Semiconductors & Semiconductor Equipment	3,426,692	3,426,692	—	—
Software	5,730,007	5,730,007	—	—
Specialty Retail	2,518,494	2,518,494	—	—
Textiles, Apparel & Luxury Goods	634,321	634,321	—	—
Thrifts & Mortgage Finance	156,485	156,485	—	—
Tobacco	1,998,909	1,998,909	—	—
Trading Companies & Distributors	164,399	164,399	—	—
Wireless Telecommunication Services	381,368	381,368	—	—
Total Common Stocks	129,185,661	129,185,661	—	—
Short-Term Investments —
Investment Company	1,183,795	1,183,795	—	—
Futures	20,244	20,244	—	—
Total	$130,389,700	$130,389,700	—	—
Aggressive Equity
Assets:
Common Stocks
Air Freight & Logistics	$689,599	$689,599	—	—
Capital Markets	1,227,271	1,227,271	—	—
Chemicals	1,362,364	1,362,364	—	—
Computers & Peripherals	3,214,467	3,214,467	—	—
Distributors	1,070,025	—	$1,070,025	—
Diversified Financial Services	2,282,233	1,604,495	677,738	—
Health Care Technology	992,068	992,068	—	—
Hotels, Restaurants & Leisure	2,001,540	2,001,540	—	—
Information Technology Services	2,065,987	1,353,366	712,621	—
Internet & Catalog Retail	2,376,161	2,376,161	—	—
Internet Software & Services	5,951,786	3,621,970	2,329,816	—
Life Sciences Tools & Services	1,620,626	1,620,626	—	—
Oil, Gas & Consumable Fuels	2,106,769	2,106,769	—	—
Professional Services	1,759,917	1,759,917	—	—

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Notes to Financial Statements ■ December 31, 2009 continued

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Real Estate Management & Development	$1,119,691	$1,119,691	—	—
Semiconductors & Semiconductor Equipment	787,620	787,620	—	—
Software	1,062,436	1,062,436	—	—
Total Common Stocks	31,690,560	26,900,360	$4,790,200	—
Short-Term Investment —
Investment Company	815,431	815,431	—	—
Total	$32,505,991	$27,715,791	$4,790,200	—
Strategist
Assets:
Common Stocks
Aerospace & Defense	$4,663,892	$4,663,892	—	—
Airlines	2,111,334	2,111,334	—	—
Automobiles	1,393,629	1,393,629	—	—
Biotechnology	8,498,004	8,498,004	—	—
Capital Markets	3,232,475	3,232,475	—	—
Chemicals	1,216,497	1,216,497	—	—
Commercial Services & Supplies	2,619,937	2,619,937	—	—
Communications Equipment	1,678,194	1,678,194	—	—
Computers & Peripherals	6,766,907	6,766,907	—	—
Construction & Engineering	1,605,872	1,605,872	—	—
Diversified Financial Services	3,540,156	3,540,156	—	—
Diversified Telecommunication Services	4,044,223	4,044,223	—	—
Electric Utilities	1,955,198	1,955,198	—	—
Electrical Equipment	1,779,402	1,779,402	—	—
Electronic Equipment, Instruments & Components	3,076,469	3,076,469	—	—
Energy Equipment & Services	4,035,093	4,035,093	—	—
Food & Staples Retailing	1,105,591	1,105,591	—	—
Food Products	2,490,637	2,490,637	—	—
Health Care Equipment & Supplies	1,964,678	1,964,678	—	—
Hotels, Restaurants & Leisure	2,178,786	2,178,786	—	—
Household Durables	1,813,579	1,813,579	—	—

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Notes to Financial Statements ■ December 31, 2009 continued

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Household Products	$731,957	$731,957	—	—
Industrial Conglomerates	1,212,670	1,212,670	—	—
Information Technology Services	1,197,765	1,197,765	—	—
Insurance	3,116,571	3,116,571	—	—
Internet Software & Services	2,204,424	2,204,424	—	—
Life Sciences Tools & Services	1,218,956	1,218,956	—	—
Machinery	3,254,077	3,254,077	—	—
Metals & Mining	4,551,245	4,551,245	—	—
Multiline Retail	1,037,613	1,037,613	—	—
Oil, Gas & Consumable Fuels	3,606,911	3,606,911	—	—
Pharmaceuticals	5,334,373	5,334,373	—	—
Real Estate Investment Trusts	1,436,390	1,436,390	—	—
Real Estate Management & Development	3,111,107	3,111,107	—	—
Semiconductors & Semiconductor Equipment	6,103,899	6,103,899	—	—
Software	10,597,146	10,597,146	—	—
Specialty Retail	3,088,990	3,088,990	—	—
Tobacco	2,739,043	2,739,043	—	—
Water Utilities	1,970,847	1,970,847	—	—
Total Common Stocks	118,284,537	118,284,537	—	—
Asset-Backed Securities	104,120	—	$104,120	—
Corporate Bonds	16,314,108	—	16,314,108	—
Foreign Government Obligations	397,546	—	397,546	—
Investment Trusts/Mutual Funds	1,935,989	1,935,989	—	—
Municipal Bonds	132,003	—	132,003	—
U.S. Government Agencies & Obligations	21,830,149	—	21,830,149	—
U.S. Government Agencies — Mortgage-Backed Securities	5,285	—	5,285	—
Short-Term Investments
Investment Company	37,996,759	37,996,759	—	—
U.S. Government Obligation	449,769	—	449,769	—
Total Short-Term Investments	38,446,528	37,996,759	449,769	—

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Notes to Financial Statements ■ December 31, 2009 continued

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Futures	$116,142	$116,142	—	—
Interest Rate Swaps	64,227	—	$64,227	—
Total	$197,630,634	$158,333,427	$39,297,207	—
Liabilities:
Credit Default Swaps	$(23,798)	—	$(23,798)	—
Futures	(56,445)	$(56,445)	—	—
Interest Rate Swaps	(205,751)	—	(205,751)	—
Total	$(285,994)	$(56,445)	$(229,549)	—

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities
	Income Plus	High Yield	S&P 500 Index	Strategist
Beginning Balance	$10,003	$27,119	$0	$114,063
Net purchases (sales)	(17,563)	—	(431)	(185,416)
Transfers in and/or out	—	—	—	—
Change in unrealized appreciation/depreciation	1,357,974	—	—	314,429
Realized gains (losses)	(1,350,414)	—	431	(243,076)
Ending Balance	$0	$27,119	$0	$0
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2009	—	$0	—	—

3. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative

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Notes to Financial Statements ■ December 31, 2009 continued

instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by certain Portfolios.

Forward Foreign Currency Contracts Certain Portfolios may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The respective Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

During the year ended December 31, 2009, the value of forward foreign currency contracts opened and closed were as follows:

PORTFOLIO	OPEN	CLOSE
High Yield	$697	$2,508
Global Infrastructure	264,287,214	276,803,523
Income Builder	23,017	85,868
Global Dividend Growth	247,815,751	257,976,888
European Equity	11,893,925	25,637,351
Capital Opportunities	500	5,998,166
Aggressive Equity	—	567,717
Strategist	—	91,750

Futures Certain Portfolios may purchase and sell interest rate, Eurodollar and index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased. These futures involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The respective Portfolios bear the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

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Notes to Financial Statements ■ December 31, 2009 continued

Transactions in futures contracts for the year ended December 31, 2009, were as follows:

Limited Duration
NUMBER OF CONTRACTS
Futures, outstanding at beginning of the period	249
Futures opened	1,741
Futures closed	(1,747)
Futures, outstanding at end of the period	243
Income Plus
NUMBER OF CONTRACTS
Futures, outstanding at beginning of the period	767
Futures opened	6,051
Futures closed	(5,954)
Futures, outstanding at end of the period	864
S&P 500 Index
NUMBER OF CONTRACTS
Futures, outstanding at beginning of the period	50
Futures opened	268
Futures closed	(285)
Futures, outstanding at end of the period	33
Strategist
NUMBER OF CONTRACTS
Futures, outstanding at beginning of the period	129
Futures opened	782
Futures closed	(838)
Futures, outstanding at end of the period	73

Options For hedging and investment purposes, certain Portfolios may engage in transactions in listed and over-the-counter options. Risks may arise from an imperfect correlation between the change in the market value of the securities held by the Portfolios and the price of options relating to the securities purchased or sold by the Portfolios and from the possible lack of a liquid secondary market for an option.

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Notes to Financial Statements ■ December 31, 2009 continued

Transactions in options for the year ended December 31, 2009, were as follows:

Limited Duration
	NUMBER OF CONTRACTS	COST
Options purchased, outstanding at beginning of period	37	$33,398
Options purchased	70	54,223
Options closed	(107)	(87,621)
Options purchased, outstanding at end of period	—	—
	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of period	37	$18,402
Options written	107	20,079
Options closed	(144)	(38,481)
Options written, outstanding at end of period	—	—
Global Infrastructure
	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of period	—	—
Options written	671	$34,489
Options closed	(76)	(4,705)
Options written, outstanding at end of period	595	$29,784
Dividend Growth
	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of period	—	—
Options written	1,824	$369,729
Options expired	(959)	(230,821)
Options closed	(807)	(127,251)
Options written, outstanding at end of period	58	$11,657
Strategist
	NUMBER OF CONTRACTS	COST
Options purchased, outstanding at beginning of period	33	$29,787
Options purchased	66	51,125
Options closed	(99)	(80,912)
Options purchased, outstanding at end of period	—	—

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Notes to Financial Statements ■ December 31, 2009 continued

	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of period	33	$16,413
Options written	101	18,957
Options closed	(134)	(35,370)
Options written, outstanding at end of period	—	—

Swaps Certain Portfolios may enter into swaps and may purchase or sell interest rate caps, floors and collars. The Portfolios expect to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Portfolios may also enter into these transactions to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. Swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statements of Assets and Liabilities.

Certain Portfolios may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. Credit default swaps may involve greater risks than if the Portfolio had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Portfolio.

Transactions in swap contracts for the year ended December 31, 2009, were as follows:

Limited Duration
	NOTIONAL AMOUNT (000'S)		NOTIONAL AMOUNT (000'S)
Swaps, outstanding at beginning of period	EUR	15,314	$107,808
Swaps opened		—	72,503
Swaps closed		(15,314)	(155,628)
Swaps, outstanding at end of period		—	$24,683

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Notes to Financial Statements ■ December 31, 2009 continued

Income Plus
	NOTIONAL AMOUNT (000'S)		NOTIONAL AMOUNT (000'S)
Swaps, outstanding at beginning of period	EUR	133,580	$492,370
Swaps opened		—	102,925
Swaps closed		(133,580)	(589,630)
Swaps, outstanding at end of period		—	$5,665
Strategist
	NOTIONAL AMOUNT (000'S)		NOTIONAL AMOUNT (000'S)
Swaps, outstanding at beginning of period	EUR	23,086	$71,762
Swaps opened		6,772	50,633
Swaps closed		(29,858)	(103,513)
Swaps, outstanding at end of period		—	$18,882

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2009.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE		LIABILITIES DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE
Limited Duration	Interest Rate	Variation margin	$227,437	†	Variation margin	$(113,958)†
	Risk	Unrealized appreciation on open swap contracts	144,026		Unrealized depreciation on open swap contracts	(406,080)
			$371,463			$(520,038)
Income Plus	Interest Rate	Variation margin	$1,814,839	†	Variation margin	$(590,857)†
	Risk
	Credit Risk	Unrealized appreciation on open swap contracts	14,669		Unrealized depreciation on open swap contracts	(305,128)
			$1,829,508			$(895,985)

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Notes to Financial Statements ■ December 31, 2009 continued

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE		LIABILITIES DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE
Global Infrastructure	Foreign Currency Risk	Unrealized appreciation on open forward foreign currency contracts	$128,977		Unrealized depreciation on open forward foreign currency contracts	$(73,883)
	Equity Risk	Options purchased, Investments, at value	—		Written options outstanding, at value	(53,326)
			$128,977			$(127,209)
Dividend Growth	Equity Risk	Options purchased, Investments, at value	—		Written options outstanding, at value	$(3,422)
Global Dividend Growth	Foreign Currency Risk	Unrealized appreciation on open forward foreign currency contracts	$482,066		Unrealized depreciation on open forward foreign currency contracts	$(60,621)
Strategist	Interest Rate	Variation Margin	$116,142	†	Variation Margin	$(56,445)†
	Risk	Unrealized appreciation on open swap contracts	64,227		Unrealized depreciation on open swap contracts	(205,751)
	Credit Risk	Unrealized appreciation on open swap contracts	—		Unrealized depreciation on open swap contracts	(23,798)
			$180,369			$(285,994)
S&P 500 Index	Equity Risk	Variation margin	$20,244	†	Variation margin	—

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the respective Portfolio of Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the year ended December 31, 2009.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	OPTIONS PURCHASED††	FORWARD FOREIGN CURRENCY
Limited Duration	Interest Rate Risk	$(770,199)	$2,485,576	$(30,688)	$10,670	—
	Credit Risk	—	(29,125)	—	—	—
		$(770,199)	$2,456,451	$(30,688)	$10,670	—

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Notes to Financial Statements ■ December 31, 2009 continued

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	OPTIONS PURCHASED††	FORWARD FOREIGN CURRENCY
Income Plus	Interest Rate Risk	$(4,200,425)	$10,872,354	—	—	—
	Credit Risk	—	13,680	—	—	—
	Total	$(4,200,425)	$10,886,034	—	—	—
High Yield	Foreign Currency Risk	—	—	—	—	$35
Global Infrastructure	Equity Risk	—	—	$3,363	—
	Foreign Currency Risk	—	—	—	—	$(587,377)
	Total	—	—	$3,363	—	$(587,377)
Income Builder	Foreign Currency Risk	—	—	—	—	$(628)
Dividend Growth	Equity Risk	—	—	$218,965	—	—
Global Dividend Growth	Foreign Currency Risk	—	—	—	—	$(1,359,983)
European Equity	Foreign Currency Risk	—	—	—	—	$(11,316)
Capital Opportunities	Foreign Currency Risk	—	—	—	—	$(3,460)
S&P 500 Index	Equity Risk	$244,431	—	—	—	—
Aggressive Equity	Foreign Currency Risk	—	—	—	—	$(96)
Strategist	Interest Rate Risk	$95,696	$1,686,850	$(26,773)	$6,850	—
	Credit Risk	—	75,351	—	—	—
	Foreign Currency Risk	—	—	—	—	$104
	Total	$95,696	$1,762,201	$(26,773)	$6,850	$104

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	OPTIONS PURCHASED††	FORWARD FOREIGN CURRENCY
Limited Duration	Credit Risk	—	$87,715	—	—	—
	Interest Rate Risk	$615,755	(1,468,280)	$35,017	$(52,627)	—
	Total	$615,755	$(1,380,565)	$35,017	$(52,627)	—
Income Plus	Interest Rate Risk	$5,076,776	$(9,743,202)	—	—	—
	Credit Risk	—	319,162	—	—	—
	Total	$5,076,776	$(9,424,040)	—	—	—
Global Infrastructure	Foreign Currency Risk	—	—	—	—	$8,043
	Equity Risk	—	—	$(23,542)	—	—
	Total	—	—	$(23,542)	—	$8,043

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Notes to Financial Statements ■ December 31, 2009 continued

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	OPTIONS PURCHASED††	FORWARD FOREIGN CURRENCY
Dividend Growth	Equity Risk	—	—	$8,235	—	—
Global Dividend Growth	Foreign Currency Risk	—	—	—	—	$865,473
S&P 500 Index	Equity Risk	$(50,810)	—	—	—	—
Strategist	Interest Rate Risk	$(154,585)	$(1,101,193)	$31,231	$(46,938)	—
	Credit Risk	—	(40,049)	—	—	—
	Total	$(154,585)	$(1,141,242)	$31,231	$(46,938)	—

††  Amounts are included in Investments in the Statements of Operations.

4. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolios' net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion and 0.22% to the portion of the daily net assets in excess of $1.25 billion.

High Yield — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.345% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.22% to the portion of the daily net assets in excess of $3 billion.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the

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Notes to Financial Statements ■ December 31, 2009 continued

daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion and 0.345% to the portion of the daily net assets in excess of $5 billion.

Income Builder — 0.67% to the portion of the daily net assets not exceeding $500 million and 0.645% to the portion of the daily net assets in excess of $500 million.

Dividend Growth — 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

Global Dividend Growth — 0.67% to the portion of the daily net assets not exceeding $1 billion; 0.645% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.62% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.595% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.57% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion and 0.545% to the portion of the daily net assets in excess of $4.5 billion.

European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.745% to the portion of the daily net assets in excess of $3 billion.

Capital Opportunities — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

S&P 500 Index — 0.12% to the portion of the daily net assets not exceeding $2 billion and 0.10% to the portion of the daily net assets in excess of $2 billion.

Aggressive Equity — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.595% to the portion of the daily net assets in excess of $3 billion.

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Notes to Financial Statements ■ December 31, 2009 continued

Strategist — 0.42% to the portion of the daily net assets not exceeding $1.5 billion and 0.395% to the portion of the daily net assets in excess of $1.5 billion.

Under the Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser, the Sub-Adviser provides Income Plus (effective February 24, 2009), Global Infrastructure, Global Dividend Growth and European Equity with investment advisory services, subject to the overall supervision of the Investment Adviser and the Fund's Officers and Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from each Portfolio. Effective September 24, 2009, the Sub-Advisory Agreement was terminated and services previously provided by the Sub-Adviser are now being provided by the Investment Adviser for Income Plus.

The Investment Adviser has voluntarily agreed to cap European Equity and S&P 500 Index's operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio's "other expenses" and/or waiving the Portfolio's advisory fees, and Morgan Stanley Services Company Inc. (the "Administrator") has agreed to waive the Portfolio's administrative fees, to the extent such operating expenses exceed 1.00% and 0.40%, respectively, of the average daily net assets of the Portfolio on an annualized basis.

Pursuant to an Administration Agreement with the Administrator, an affiliate of the Investment Adviser and Sub-Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to the Portfolio's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Investment Adviser and Administrator have voluntarily agreed to waive all or a portion of the Money Market Portfolio's distribution fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the year ended December 31, 2009, the Distributor waived $229,767 and the Investment Adviser waived $385,514. This waiver may be terminated at any time.

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Notes to Financial Statements ■ December 31, 2009 continued

6. Security Transactions and Transactions with Affiliates

Each Portfolio (except Money Market) may invest in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolios are reduced by an amount equal to the advisory and administrative services fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Portfolios in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the year ended December 31, 2009, the tables below identify, for each Portfolio that invested in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, that amount by which that Portfolio's advisory fees were reduced in relation to that Portfolio's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class.

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class.

Income distributions are included in "interest and dividends from affiliates" in the Statements of Operations.

PORTFOLIO	INCOME DISTRIBUTION EARNED	ADVISORY FEE REDUCTION
Limited Duration	$6,308	$2,429
Income Plus	11,007	4,828
High Yield	4,949	2,156
Global Infrastructure	1,749	888
Income Builder	3,896	1,836
Dividend Growth	9,232	4,041
Global Dividend Growth	4,041	1,775
European Equity	2,699	1,185
Capital Opportunities	13,991	8,241
S&P 500 Index	3,806	1,546
Aggressive Equity	3,093	1,357
Strategist	103,166	47,722

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Notes to Financial Statements ■ December 31, 2009 continued

During the year ended December 31, 2009, each Portfolio's cost of purchases and proceeds from sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class were as follows:

PORTFOLIO	PURCHASES	SALES
Limited Duration	$70,071,727	$70,486,115
Income Plus	119,001,732	118,033,360
High Yield	14,647,614	14,626,379
Global Infrastructure	46,496,933	46,218,013
Income Builder	11,798,314	12,907,952
Dividend Growth	44,598,674	44,289,875
Global Dividend Growth	33,881,539	34,232,100
European Equity	17,057,891	16,468,452
Capital Opportunities	64,850,239	61,767,601
S&P 500 Index	14,570,575	16,193,622
Aggressive Equity	7,190,410	8,021,709
Strategist	82,472,309	84,924,483

Purchases and sales/prepayments/maturities of portfolio securities, excluding short-term investments (except Money Market), for the year ended December 31, 2009 were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
	PURCHASES	SALES/PREPAYMENTS MATURITIES	PURCHASES	SALES/PREPAYMENTS MATURITIES
Money Market	—	—	$22,775,509,134	$22,837,111,854
Limited Duration	$37,925,251	$30,871,036	56,134,126	42,958,321
Income Plus	1,880,559	1,343,273	180,839,507	193,253,478
High Yield	—	—	21,428,113	22,605,423
Global Infrastructure	—	—	224,177,409	236,610,263
Income Builder	—	—	13,843,901	17,347,034
Dividend Growth	—	—	101,507,590	128,233,312
Global Dividend Growth	—	—	66,622,109	78,341,398
European Equity	—	—	18,278,978	29,540,158
Capital Opportunities	—	—	50,130,141	90,572,500
S&P 500 Index	—	—	5,787,796	12,433,303
Aggressive Equity	—	—	6,125,534	9,641,891
Strategist	49,599,014	47,060,178	97,752,955	121,087,898

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Notes to Financial Statements ■ December 31, 2009 continued

The following Portfolios had transactions with the following affiliates of the Fund:

PORTFOLIO	ISSUER	PURCHASES	SALES/ MATURITIES	NET REALIZED GAINS(LOSS)	INCOME	VALUE
Limited Duration	MetLife Global	$542,846	$767,337	$5,183	$29,091	$541,475
Income Plus	Allstate Corp. (The)	853,005	—	—	38,003	977,622
	MetLife, Inc.	1,588,753	613,392	1,256	119,224	2,209,289
Dividend Growth	Allstate Corp. (The)	—	3,961,190	(2,450,660)	57,728	—
	MetLife, Inc.*	918,094	—	865 *	64,865	4,059,177	*
S&P 500 Index	Allstate Corp. (The)	—	24,005	(3,959)	5,898	203,791
	MetLife, Inc.	8,923	25,068	(1,259)	8,199	366,650
	Morgan Stanley	88,960	28,700	(5,375)	6,878	516,490
Strategist	Allstate Corp. (The)	1,227,570	1,860,531	(344,854)	10,393	58,192
	MetLife, Inc.	90,679	—	—	7,744	179,539

*  Includes realized gain of $865 and a value of $3,422 for call options written issued by MetLife, Inc. See the "Options Written" section of the Portfolio of Investments for details.

The following Portfolio had transactions with Mitsubishi UFJ Financial Group, Inc., an affiliate of the Investment Adviser, Distributor, Sub-Adviser and Administrator:

PORTFOLIO	PURCHASES	SALES	NET REALIZED LOSS	INCOME	VALUE
Income Builder	—	$36,351	$(18,449)	$274	—

For the period June 1, 2009 through December 31, 2009 the following Portfolios had transactions with Citigroup, Inc. an affiliate of the Investment Adviser, Distributor, Sub-Adviser and Administrator:

PORTFOLIO	PURCHASES	SALES	NET REALIZED GAIN(LOSS)	INCOME	VALUE
Limited Duration	$599,430	—	—	$44,678	$3,195,386
Income Plus	4,240,694	$1,908,560	$77,394	279,020	7,892,255
Income Builder	195,214	—	—	—	153,915
S&P 500 Index**	698,548	23,612	(154,828)	770	845,983
Strategist	1,333,320	444,680	(20,179)	27,224	2,247,831

**  Citigroup has been an affiliate of variable S&P 500 Index for the full year.

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Notes to Financial Statements ■ December 31, 2009 continued

The following Portfolios had transactions with other Morgan Stanley funds during the period ended December 31, 2009:

PORTFOLIO	PURCHASES	SALES	NET REALIZED GAIN (LOSS)
Global Infrastructure	$3,674,823	$5,053,586	$435,067
Capital Opportunities	1,252,908	10,914,552	(445,874)
Aggressive Equity	150,790	2,061,292	(84,055)

For the year ended December 31, 2009, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc. an affiliate of the Investment Adviser, Distributor, Sub-Adviser and Administrator for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCTURE	INCOME BUILDER	DIVIDEND GROWTH	GLOBAL DIVIDEND	CAPITAL OPPORTUNITIES	AGGRESSIVE EQUITY	STRATEGIST
$8,733	$1,186	$2,060	$6,630	$16,169	$1,587	$43,321

For the period June 1, 2009 (the date on which Citigroup, Inc. became an affiliate of the Investment Adviser, Distributor, Sub-Adviser and Administrator) through December 31, 2009, the following Portfolios incurred brokerage commissions with Citigroup, Inc. for portfolio transactions executed on behalf of the Portfolio.

GLOBAL INFRASTRUCTURE	INCOME BUILDER	DIVIDEND GROWTH	GLOBAL DIVIDEND	EUROPEAN EQUITY	STRATEGIST
$58	$20	$529	$2,805	$372	$5,140

Morgan Stanley Trust, an affiliate of the Investment Adviser, Distributor, Sub-Adviser and Administrator is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

Aggregate pension costs for the year ended December 31, 2009, included in "trustees' fees and expenses" in the Statements of Operations and the accrued pension liability included in "accrued expenses and other payables" in the Statements of Assets and Liabilities are as follows:

AGGREGATE PENSION COSTS

MONEY MARKET	LIMITED DURATION	INCOME PLUS	HIGH YIELD	GLOBAL INFRASTRUCTURE	INCOME BUILDER	DIVIDEND GROWTH	GLOBAL DIVIDEND GROWTH
$0	$2,885	$2,696	$2,713	$0	$411	$0	$2,110
EUROPEAN EQUITY	CAPITAL OPPORTUNITIES	S&P 500 INDEX	AGGRESSIVE EQUITY	STRATEGIST
$1,315	$1,290	$4,813	$253	$0

AGGREGATE PENSION LIABILITY

MONEY MARKET	LIMITED DURATION	INCOME PLUS	HIGH YIELD	GLOBAL INFRASTRUCTURE	INCOME BUILDER	DIVIDEND GROWTH	GLOBAL DIVIDEND GROWTH
$6,083	$2,763	$9,308	$1,178	$3,020	$1,185	$8,957	$3,177
EUROPEAN EQUITY	CAPITAL OPPORTUNITIES	S&P 500 INDEX	AGGRESSIVE EQUITY	STRATEGIST
$2,835	$7,840	$4,575	$1,117	$6,939

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Certain Portfolios may invest in mortgage securities, including securities issued by Federal National Mortgage Assoc. ("FNMA") and Federal Home Loan Mortgage Corp. ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Portfolios are not backed by sub-prime borrowers.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

At December 31, 2009, European Equity's investments in securities of issuers in the United Kingdom and Germany represented 39.2% and 15.7%, respectively of the Portfolio's net assets. Global Dividend Growth's investments in securities of issuers in the United Kingdom represented 16.0% of the Portfolio's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

The tax character of distributions paid for the years ended December 31, 2008 and December 31, 2009 for all Portfolios was the same as the book character shown on the Statements of Changes in Net Assets except as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2008
	GLOBAL INFRASTRUCTURE	INCOME BUILDER	GLOBAL DIVIDEND GROWTH	EUROPEAN EQUITY
Ordinary income	$2,244,933	$942,655	$6,775,077	$9,991,642
Long-term capital gains	23,386,105	6,921,833	26,895,525	14,958,326
Total distributions	$25,631,038	$7,864,488	$33,670,602	$24,949,968

As of December 31, 2009, the tax-basis components of accumulated earnings (losses) were as follows:

	MONEY MARKET	LIMITED DURATION	INCOME PLUS	HIGH YIELD	GLOBAL INFRASTRUCTURE
Undistributed ordinary income	$10,719	$2,459,571	$14,616,577	$2,648,766	$5,452,354
Undistributed long-term gains	—	—	—	—	3,194,733
Net accumulated earnings	10,719	2,459,571	14,616,577	2,648,766	8,647,087
Foreign tax credit pass-through	—	—	—	—	69,968
Capital loss carryforward*	—	(36,561,425)	(39,609,608)	(203,201,950)	—
Post-October losses	—	(9,937)	—	(162,816)	(462,366)
Temporary differences	(7,103)	(3,139)	(12,498)	(272,114)	(73,406)
Net unrealized appreciation (depreciation)	—	484,433	14,244,700	(50,583,503)	10,030,950
Total accumulated earnings (losses)	$3,616	$(33,630,497)	$(10,760,829)	$(251,571,617)	$18,212,233
	INCOME BUILDER	DIVIDEND GROWTH	GLOBAL DIVIDEND GROWTH	EUROPEAN EQUITY	CAPITAL OPPORTUNITIES
Undistributed ordinary income	$750,036	$4,059,676	$1,522,003	$1,837,265	$728,423
Undistributed long-term gains	—	—	—	—	—
Net accumulated earnings	750,036	4,059,676	1,522,003	1,837,265	728,423
Foreign tax credit pass-through	—	—	29,606	58,704	—
Capital loss carryforward*	(4,529,599)	(211,469,197)	(20,043,760)	(11,892,933)	(158,894,649)
Post-October losses	(99,064)	(1,431,307)	—	(21,039)	(786)
Temporary differences	(1,870)	(10,092)	(33,204)	(61,874)	(8,839)
Net unrealized appreciation (depreciation)	1,624,450	7,562,807	13,652,580	5,603,132	46,532,988
Total accumulated losses	$(2,256,047)	$(201,288,113)	$(4,872,775)	$(4,476,745)	$(111,642,863)

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Notes to Financial Statements ■ December 31, 2009 continued

	S&P 500 INDEX	AGGRESSIVE EQUITY	STRATEGIST
Undistributed ordinary income	$2,194,404	—	$4,239,369
Undistributed long-term gains	—	—	—
Net accumulated earnings	2,194,404	—	4,239,369
Foreign tax credit pass-through	—	—	—
Capital loss carryforward*	(28,979,560)	$(15,109,400)	(157,642)
Post-October losses	—	(88)	(11,462)
Temporary differences	(5,111)	(1,239)	(8,754)
Net unrealized appreciation (depreciation)	22,397,344	6,074,053	23,543,994
Total accumulated earnings (losses)	$(4,392,923)	$(9,036,674)	$27,605,505

*  As of December 31, 2009, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations.

	(AMOUNTS IN THOUSANDS)
AVAILABLE THROUGH DECEMBER 31,	2010	2011	2012	2013	2014	2015	2016	2017	TOTAL
Limited Duration	$328	$1,546	$4,026	$1,267	$2,232	$1,063	$17,119	$8,980	$36,561
Income Plus	15,205	—	—	—	—	5,172	19,232	—	39,609
High Yield	63,495	81,458	24,098	15,737	6,219	—	1,794	10,401	203,202
Income Builder	—	—	—	—	—	—	—	4,530	4,530
Dividend Growth	106,916	48,222	—	—	—	—	19,117	37,214	211,469
Global Dividend Growth	—	—	—	—	—	—	3,068	16,976	20,044
European Equity	—	—	—	—	—	—	—	11,893	11,893
Capital Opportunities	130,806	—	—	—	—	—	20,502	7,587	158,895
S & P 500 Index	9,169	—	3,450	9,726	5,449	—	—	1,185	28,979
Aggressive Equity	13,085	—	—	—	—	—	1,612	412	15,109
Strategist	—	—	—	—	—	—	158	—	158

During the year ended December 31, 2009, the following Portfolios utilized net capital loss carryforwards: Income Plus — $1,658,505; Strategist — $2,984,722.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

At December 31, 2009, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

	TEMPORARY DIFFERENCES		PERMANENT DIFFERENCES
	POST- OCTOBER LOSSES	LOSS DEFERRALS FROM WASH SALES	FOREIGN CURRENCY GAINS/LOSSES	GAINS/ LOSSES ON PAYDOWNS
Limited Duration	•		•	•
Income Plus		•	•	•
High Yield	•	•	•	•
Global Infrastructure	•	•	•
Income Builder	•	•	•
Dividend Growth	•	•
Global Dividend Growth		•	•
European Equity	•	•	•
Capital Opportunities	•	•	•
S & P 500 Index		•
Aggressive Equity	•	•	•
Strategist	•	•	•	•

Additionally, the following Portfolios had other temporary differences: Global Infrastructure, Global Dividend Growth — income from the mark-to-market of forward foreign currency contracts; Global Infrastructure, Global Dividend Growth, European Equity, — foreign tax credit pass-through; Limited Duration, Income Plus, S&P 500 Index, Strategist — capital gain/loss from the mark-to-market of futures contracts and/or options contracts; High Yield — income on bonds in default. The following Portfolios had other permanent differences: High Yield, Capital Opportunities, Aggressive Equity — expired capital loss carryforwards; Income Builder, S&P 500 Index — tax adjustments on real estate investment trusts and/or convertible preferred stock held/sold; Agressive Equity — net operating loss. The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/discounts on debt securities: Limited Duration, Income Plus, High Yield, Income Builder and Strategist. The following Portfolios had temporary and/or permanent differences attributable to tax adjustment on swaps: Limited Duration, Income Plus and Strategist. The following Portfolios had temporary and permanent differences attributable to tax adjustments on passive foreign investment companies held/sold: Global Infrastructure and Strategist.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

The permanent differences resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2009:

	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$3,567	$(3,561)	$(6)
Limited Duration	561,714	(561,705)	(9)
Income Plus	1,631,339	(1,631,330)	(9)
High Yield	134,313	47,511,218	(47,645,531)
Global Infrastructure	(798,342)	798,351	(9)
Income Builder	209,583	(209,574)	(9)
Dividend Growth	1,364	(1,355)	(9)
Global Dividend Growth	(1,687,384)	1,687,393	(9)
European Equity	(7,575)	7,584	(9)
Capital Opportunities	382,904	197,232,678	(197,615,582)
S&P 500 Index	(17,054)	19,331	(2,277)
Aggressive Equity	(22,765)	14,925,933	(14,903,168)
Strategist	1,322,327	(1,322,318)	(9)

9. Guarantee Program for Money Market Funds

On September 29, 2008, the Trustees approved the participation by the Money Market Portfolio in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). Under this Program, the U.S. Treasury guaranteed investors of participating money market funds that they would receive $1.00 for each money market fund share held as of close of business on September 19, 2008.

Each money market fund paid a fee in order to participate in the Program. The Program went into effect for an initial three month term and was subsequently extended by the U.S. Treasury through September 18, 2009.

10. New Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. At this time, the Fund's management is evaluating the implications of ASU 2010-06.

Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2005	$1.00	$0.030		—	$0.030	$(0.030)	—	$(0.030)
2006	1.00	0.045		$0.005	0.050	(0.050)	—	(0.050)
2007	1.00	0.050		—	0.050	(0.050)	—	(0.050)
2008	1.00	0.020		—	0.020	(0.020)	—	(0.020)
2009	1.00	0.000	(e)	—	0.000 (e)	0.000 (e)	—	0.000 (e)
CLASS Y SHARES
2005	1.00	0.030		—	0.030	(0.030)	—	(0.030)
2006	1.00	0.043		(0.003)	0.040	(0.040)	—	(0.040)
2007	1.00	0.050		—	0.050	(0.050)	—	(0.050)
2008	1.00	0.020		—	0.020	(0.020)	—	(0.020)
2009	1.00	0.000	(e)	—	0.000 (e)	0.000 (e)	—	0.000 (e)
LIMITED DURATION CLASS X SHARES
2005	9.74	0.31		(0.13)	0.18	(0.38)	—	(0.38)
2006	9.54	0.40		0.00	0.40	(0.45)	—	(0.45)
2007	9.49	0.47		(0.19)	0.28	(0.50)	—	(0.50)
2008	9.27	0.36		(1.72)	(1.36)	(0.15)	—	(0.15)
2009	7.76	0.20		0.24	0.44	(0.36)	—	(0.36)
CLASS Y SHARES
2005	9.73	0.28		(0.14)	0.14	(0.35)	—	(0.35)
2006	9.52	0.37		0.01	0.38	(0.42)	—	(0.42)
2007	9.48	0.44		(0.19)	0.25	(0.47)	—	(0.47)
2008	9.26	0.34		(1.73)	(1.39)	(0.14)	—	(0.14)
2009	7.73	0.18		0.24	0.42	(0.34)	—	(0.34)
INCOME PLUS CLASS X SHARES
2005	10.68	0.51		(0.15)	0.36	(0.55)	—	(0.55)
2006	10.49	0.51		0.05	0.56	(0.54)	—	(0.54)
2007	10.51	0.53		0.08	0.61	(0.56)	—	(0.56)
2008	10.56	0.53		(1.46)	(0.93)	(0.18)	—	(0.18)
2009	9.45	0.57		1.50	2.07	(0.53)	—	(0.53)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2005	$1.00	2.79%	$144,352	0.54%		2.74%		—		NA
2006	1.00	4.61	132,690	0.55		4.53		—		NA
2007	1.00	4.93 (d)	111,478	0.55		4.79		—		NA
2008	1.00	2.45	115,415	0.57		2.40		—		NA
2009	1.00	0.03	84,486	0.40	(f)(g)	0.03	(f)(g)	—		NA
CLASS Y SHARES
2005	1.00	2.53	97,936	0.79		2.49		—		NA
2006	1.00	4.35	102,296	0.80		4.28		—		NA
2007	1.00	4.67 (d)	101,524	0.80		4.54		—		NA
2008	1.00	2.19	112,113	0.82		2.15		—		NA
2009	1.00	0.01	81,145	0.41	(f)(g)	0.01	(f)(g)	—		NA
LIMITED DURATION CLASS X SHARES
2005	9.54	1.87	42,872	0.45		3.17		—		56%
2006	9.49	4.28	34,047	0.47		4.18		—		51
2007	9.27	2.95	26,214	0.47		4.95		—		49
2008	7.76	(14.91)	16,405	0.48	(h)	4.27	(h)	0.01%		54
2009	7.84	5.76	16,889	0.49	(h)	2.61	(h)	0.00	(i)	105
CLASS Y SHARES
2005	9.52	1.51	126,020	0.70		2.92		—		56
2006	9.48	4.03	114,818	0.72		3.93		—		51
2007	9.26	2.80	101,066	0.72		4.70		—		49
2008	7.73	(15.22)	63,223	0.73	(h)	4.02	(h)	0.01		54
2009	7.81	5.56	60,753	0.74	(h)	2.36	(h)	0.00	(i)	105
INCOME PLUS CLASS X SHARES
2005	10.49	3.33	235,256	0.54		4.80		—		57
2006	10.51	5.69	183,594	0.56		4.95		—		38
2007	10.56	5.99	155,879	0.55		5.02		—		125
2008	9.45	(8.92)	109,833	0.55	(h)	5.34	(h)	0.00	(i)	55
2009	10.99	22.57	114,488	0.56	(h)	5.64	(h)	0.00	(i)	75

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME PLUS CLASS Y SHARES
2005	$10.67	$0.48	$(0.16)	$0.32	$(0.52)	—	$(0.52)
2006	10.47	0.49	0.05	0.54	(0.52)	—	(0.52)
2007	10.49	0.50	0.08	0.58	(0.53)	—	(0.53)
2008	10.54	0.51	(1.45)	(0.94)	(0.18)	—	(0.18)
2009	9.42	0.55	1.49	2.04	(0.51)	—	(0.51)
HIGH YIELD CLASS X SHARES
2005	1.20	0.08	(0.06)	0.02	(0.08)	—	(0.08)
2006	1.14	0.08	0.02	0.10	(0.08)	—	(0.08)
2007	1.16	0.08	(0.03)	0.05	(0.08)	—	(0.08)
2008	1.13	0.07	(0.33)	(0.26)	(0.02)	—	(0.02)
2009	0.85	0.09	0.27	0.36	(0.08)	—	(0.08)
CLASS Y SHARES
2005	1.20	0.08	(0.06)	0.02	(0.08)	—	(0.08)
2006	1.14	0.08	0.02	0.10	(0.08)	—	(0.08)
2007	1.16	0.07	(0.03)	0.04	(0.07)	—	(0.07)
2008	1.13	0.07	(0.33)	(0.26)	(0.02)	—	(0.02)
2009	0.85	0.08	0.28	0.36	(0.08)	—	(0.08)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2005	14.73	0.37	1.77	2.14	(0.37)	—	(0.37)
2006	16.50	0.36	2.95	3.31	(0.37)	—	(0.37)
2007	19.44	0.39	3.38	3.77	(0.39)	$(2.16)	(2.55)
2008	20.66	0.40	(6.21)	(5.81)	(0.11)	(3.44)	(3.55)
2009	11.30	0.31	1.16	1.47	(0.38)	(3.71)	(4.09)
CLASS Y SHARES
2005	14.72	0.33	1.77	2.10	(0.33)	—	(0.33)
2006	16.49	0.32	2.95	3.27	(0.33)	—	(0.33)
2007	19.43	0.34	3.38	3.72	(0.34)	(2.16)	(2.50)
2008	20.65	0.35	(6.20)	(5.85)	(0.09)	(3.44)	(3.53)
2009	11.27	0.28	1.15	1.43	(0.35)	(3.71)	(4.06)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
INCOME PLUS CLASS Y SHARES
2005	$10.47	3.08%	$197,968	0.79%		4.55%		—		57%
2006	10.49	5.34	210,681	0.81		4.70		—		38
2007	10.54	5.73	196,774	0.80		4.77		—		125
2008	9.42	(9.11)	135,850	0.80	(h)	5.09	(h)	0.00	%(i)	55
2009	10.95	22.29	148,108	0.81	(h)	5.39	(h)	0.00	(i)	75
HIGH YIELD CLASS X SHARES
2005	1.14	2.18	35,226	0.87		6.81		—		48
2006	1.16	9.29	27,907	0.95		6.78		—		23
2007	1.13	4.17	21,625	1.18		6.48		—		26
2008	0.85	(23.13)	13,226	1.48	(h)	6.90	(h)	0.00	(i)	44
2009	1.13	44.56	16,824	1.74	(h)	8.76	(h)	0.01		75
CLASS Y SHARES
2005	1.14	1.92	35,551	1.12		6.56		—		48
2006	1.16	9.01	30,764	1.20		6.53		—		23
2007	1.13	3.90	24,433	1.43		6.23		—		26
2008	0.85	(23.20)	13,973	1.73	(h)	6.65	(h)	0.00	(i)	44
2009	1.13	44.27	16,723	1.99	(h)	8.51	(h)	0.01		75
GLOBAL INFRASTRUCTURE CLASS X SHARES
2005	16.50	14.62	154,413	0.70		2.31		—		29
2006	19.44	20.32	142,721	0.71		2.05		—		19
2007	20.66	20.34	133,507	0.70		1.90		—		8
2008	11.30	(33.27)	70,951	0.74	(h)	2.46	(h)	0.00	(i)	76
2009	8.68	19.26	68,748	0.96	(h)	3.37	(h)	0.00	(i)	280
CLASS Y SHARES
2005	16.49	14.35	33,068	0.95		2.06		—		29
2006	19.43	20.03	34,305	0.96		1.80		—		19
2007	20.65	20.04	31,780	0.95		1.65		—		8
2008	11.27	(33.45)	16,545	0.99	(h)	2.21	(h)	0.00	(i)	76
2009	8.64	18.83	17,818	1.21	(h)	3.12	(h)	0.00	(i)	280

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME BUILDER CLASS X SHARES
2005	$11.74	$0.29	$0.52	$0.81	$(0.33)	—	$(0.33)
2006	12.22	0.33	1.38	1.71	(0.34)	—	(0.34)
2007	13.59	0.31	0.15	0.46	(0.38)	$(0.81)	(1.19)
2008	12.86	0.31	(3.33)	(3.02)	(0.09)	(1.79)	(1.88)
2009	7.96	0.20	1.73	1.93	(0.28)	0.00 (j)	(0.28)
CLASS Y SHARES
2005	11.71	0.26	0.53	0.79	(0.30)	—	(0.30)
2006	12.20	0.30	1.37	1.67	(0.31)	—	(0.31)
2007	13.56	0.28	0.14	0.42	(0.35)	(0.81)	(1.16)
2008	12.82	0.29	(3.32)	(3.03)	(0.08)	(1.79)	(1.87)
2009	7.92	0.18	1.73	1.91	(0.26)	0.00 (j)	(0.26)
DIVIDEND GROWTH CLASS X SHARES
2005	14.48	0.19	0.61	0.80	(0.19)	—	(0.19)
2006	15.09	0.21	1.45	1.66	(0.22)	—	(0.22)
2007	16.53	0.22	0.48	0.70	(0.22)	—	(0.22)
2008	17.01	0.25	(6.41)	(6.16)	(0.07)	—	(0.07)
2009	10.78	0.20	2.37	2.57	(0.22)	—	(0.22)
CLASS Y SHARES
2005	14.46	0.15	0.62	0.77	(0.16)	—	(0.16)
2006	15.07	0.17	1.45	1.62	(0.18)	—	(0.18)
2007	16.51	0.17	0.48	0.65	(0.18)	—	(0.18)
2008	16.98	0.21	(6.38)	(6.17)	(0.06)	—	(0.06)
2009	10.75	0.17	2.36	2.53	(0.19)	—	(0.19)
GLOBAL DIVIDEND GROWTH CLASS X SHARES
2005	14.46	0.27	0.63	0.90	(0.24)	—	(0.24)
2006	15.12	0.29	2.94	3.23	(0.33)	(0.21)	(0.54)
2007	17.81	0.31	1.01	1.32	(0.36)	(1.90)	(2.26)
2008	16.87	0.00	(5.94)	(5.94)	(0.40)	(2.79)	(3.19)
2009	7.74	0.28	0.92	1.20	(0.41)	—	(0.41)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
INCOME BUILDER CLASS X SHARES
2005	$12.22	6.96%	$39,562	0.84%		2.47%		—		27%
2006	13.59	14.21	35,195	0.83		2.61		—		19
2007	12.86	3.21	28,244	0.85		2.31		—		32
2008	7.96	(26.29)	16,164	0.90	(h)	2.95	(h)	0.00	%(i)	35
2009	9.61	25.16	17,116	1.01	(h)	2.40	(h)	0.01		47
CLASS Y SHARES
2005	12.20	6.71	45,918	1.09		2.22		—		27
2006	13.56	13.96	45,371	1.08		2.36		—		19
2007	12.82	2.86	34,717	1.10		2.06		—		32
2008	7.92	(26.44)	15,517	1.15	(h)	2.70	(h)	0.00	(i)	35
2009	9.57	24.90	15,998	1.26	(h)	2.15	(h)	0.01		47
DIVIDEND GROWTH CLASS X SHARES
2005	15.09	5.61	582,259	0.57		1.30		—		38
2006	16.53	11.09	471,931	0.59		1.37		—		114
2007	17.01	4.22	368,737	0.58		1.27		—		48
2008	10.78	(36.35)	184,579	0.63	(h)	1.72	(h)	0.00	(i)	61
2009	13.13	24.30	192,279	0.67	(h)	1.80	(h)	0.00	(i)	44
CLASS Y SHARES
2005	15.07	5.35	143,577	0.82		1.05		—		38
2006	16.51	10.83	136,660	0.84		1.12		—		114
2007	16.98	3.90	116,271	0.83		1.02		—		48
2008	10.75	(36.46)	59,030	0.88	(h)	1.47	(h)	0.00	(i)	61
2009	13.09	23.94	64,463	0.92	(h)	1.55	(h)	0.00	(i)	44
GLOBAL DIVIDEND GROWTH CLASS X SHARES
2005	15.12	6.34	181,475	0.82		1.88		—		20
2006	17.81	21.94	165,864	0.83		1.80		—		24
2007	16.87	7.02	136,495	0.82		1.72		—		38
2008	7.74	(40.94)	62,333	0.86	(h)	3.04	(h)	0.00	(i)	88
2009	8.53	16.44	60,521	0.93	(h)	3.64	(h)	0.00	(i)	79

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
GLOBAL DIVIDEND GROWTH CLASS Y SHARES
2005	$14.34	$0.23	$0.64	$0.87	$(0.21)	—	$(0.21)
2006	15.00	0.25	2.91	3.16	(0.29)	$(0.21)	(0.50)
2007	17.66	0.26	1.00	1.26	(0.32)	(1.90)	(2.22)
2008	16.70	0.00	(5.90)	(5.90)	(0.35)	(2.79)	(3.14)
2009	7.66	0.26	0.91	1.17	(0.38)	—	(0.38)
EUROPEAN EQUITY CLASS X SHARES
2005	18.47	0.30	1.28	1.58	(0.23)	—	(0.23)
2006	19.82	0.36	5.55	5.91	(0.39)	—	(0.39)
2007	25.34	0.47	3.48	3.95	(0.46)	—	(0.46)
2008	28.83	0.63	(11.31)	(10.68)	(0.61)	(4.22)	(4.83)
2009	13.32	0.36	3.01	3.37	(0.56)	(0.71)	(1.27)
CLASS Y SHARES
2005	18.37	0.25	1.26	1.51	(0.18)	—	(0.18)
2006	19.70	0.29	5.54	5.83	(0.34)	—	(0.34)
2007	25.19	0.40	3.46	3.86	(0.40)	—	(0.40)
2008	28.65	0.58	(11.25)	(10.67)	(0.52)	(4.22)	(4.74)
2009	13.24	0.32	3.00	3.32	(0.50)	(0.71)	(1.21)
CAPITAL OPPORTUNITIES CLASS X SHARES
2005	24.07	0.00	4.39	4.39	—	—	—
2006	28.46	0.02	1.15	1.17	—	—	—
2007	29.63	0.21	5.57	5.78	(0.18)	—	(0.18)
2008	35.23	0.03	(16.78)	(16.75)	(0.07)	—	(0.07)
2009	18.41	0.11	12.99	13.10	(0.09)	—	(0.09)
CLASS Y SHARES
2005	24.03	(0.06)	4.37	4.31	—	—	—
2006	28.34	(0.05)	1.14	1.09	—	—	—
2007	29.43	0.13	5.54	5.67	(0.04)	—	(0.04)
2008	35.06	(0.05)	(16.67)	(16.72)	(0.05)	—	(0.05)
2009	18.29	0.05	12.90	12.95	(0.03)	—	(0.03)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
GLOBAL DIVIDEND GROWTH CLASS Y SHARES
2005	$15.00	6.17%	$71,123	1.07%		1.63%		—		20%
2006	17.66	21.60	74,749	1.08		1.55		—		24
2007	16.70	6.77	65,364	1.07		1.47		—		38
2008	7.66	(41.09)	29,524	1.11	(h)	2.79	(h)	0.00	%(i)	88
2009	8.45	16.11	30,239	1.18	(h)	3.39	(h)	0.00	(i)	79
EUROPEAN EQUITY CLASS X SHARES
2005	19.82	8.69	144,969	1.02	(k)	1.60	(k)	—		61
2006	25.34	30.21	142,000	1.00	(k)	1.59	(k)	—		62
2007	28.83	15.59	127,071	1.00	(k)	1.73	(k)	—		41
2008	13.32	(42.70)	57,734	1.00	(h)(k)	3.01	(h)(k)	0.00	(i)	15
2009	15.42	27.73	61,197	1.00	(h)(k)	2.67	(h)(k)	0.00	(i)	26
CLASS Y SHARES
2005	19.70	8.36	39,404	1.27	(l)	1.35	(k)	—		61
2006	25.19	29.88	45,637	1.25	(l)	1.34	(k)	—		62
2007	28.65	15.34	40,721	1.25	(l)	1.48	(k)	—		41
2008	13.24	(42.84)	17,845	1.25	(h)(k)	2.76	(h)(k)	0.00	(i)	15
2009	15.35	27.41	19,323	1.25	(h)(k)	2.42	(h)(k)	0.00	(i)	26
CAPITAL OPPORTUNITIES CLASS X SHARES
2005	28.46	18.16	485,662	0.53		0.02		—		72
2006	29.63	4.18	370,757	0.54		0.06		—		111
2007	35.23	19.54	331,243	0.54		0.66		—		55
2008	18.41	(47.62)	140,041	0.55	(h)	0.08	(h)	0.01	(i)	33
2009	31.42	71.32	202,279	0.55	(h)	0.44	(h)	0.00	(i)	23
CLASS Y SHARES
2005	28.34	17.89	123,803	0.78		(0.23)		—		72
2006	29.43	3.92	113,707	0.79		(0.19)		—		111
2007	35.06	19.24	107,710	0.79		0.41		—		55
2008	18.29	(47.75)	45,671	0.80	(h)	(0.17	)(h)	0.01	(i)	33
2009	31.21	70.85	64,122	0.80	(h)	0.19	(h)	0.00	(i)	23

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
S&P 500 INDEX CLASS X SHARES
2005	$11.14	$0.18	$0.33	$0.51	$(0.19)	—	$(0.19)
2006	11.46	0.20	1.56	1.76	(0.20)	—	(0.20)
2007	13.02	0.23	0.45	0.68	(0.24)	—	(0.24)
2008	13.46	0.23	(5.14)	(4.91)	(0.28)	—	(0.28)
2009	8.27	0.18	1.94	2.12	(0.25)	—	(0.25)
CLASS Y SHARES
2005	11.06	0.15	0.33	0.48	(0.16)	—	(0.16)
2006	11.38	0.17	1.54	1.71	(0.17)	—	(0.17)
2007	12.92	0.20	0.45	0.65	(0.21)	—	(0.21)
2008	13.36	0.20	(5.11)	(4.91)	(0.24)	—	(0.24)
2009	8.21	0.16	1.93	2.09	(0.22)	—	(0.22)
AGGRESSIVE EQUITY CLASS X SHARES
2005	11.18	(0.03)	2.62	2.59	—	—	—
2006	13.77	(0.04)	1.12	1.08	—	—	—
2007	14.85	0.06	2.86	2.92	—	—	—
2008	17.77	(0.04)	(8.63)	(8.67)	(0.03)	—	(0.03)
2009	9.07	0.00	6.30	6.30	—	—	—
CLASS Y SHARES
2005	11.09	(0.06)	2.58	2.52	—	—	—
2006	13.61	(0.07)	1.11	1.04	—	—	—
2007	14.65	0.02	2.82	2.84	—	—	—
2008	17.49	(0.08)	(8.49)	(8.57)	—	—	—
2009	8.92	(0.03)	6.19	6.16	—	—	—
STRATEGIST CLASS X SHARES
2005	16.60	0.30	0.96	1.26	(0.32)	$(1.49)	(1.81)
2006	16.05	0.41	1.86	2.27	(0.44)	(1.35)	(1.79)
2007	16.53	0.46	0.92	1.38	(0.46)	(1.90)	(2.36)
2008	15.55	0.30	(3.76)	(3.46)	(0.10)	(1.39)	(1.49)
2009	10.60	0.16	1.90	2.06	(0.26)	—	(0.26)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
S&P 500 INDEX CLASS X SHARES
2005	$11.46	4.64%	$103,899	0.28%		1.59%		—		5%
2006	13.02	15.56	84,545	0.28		1.67		—		4
2007	13.46	5.23	66,275	0.27		1.71		—		3
2008	8.27	(37.07)	33,801	0.30	(h)	2.01	(h)	0.00	%(i)	14
2009	10.14	26.34	38,873	0.28	(h)	2.09	(h)	0.00	(i)	5
CLASS Y SHARES
2005	11.38	4.43	172,544	0.53		1.34		—		5
2006	12.92	15.21	176,883	0.53		1.42		—		4
2007	13.36	5.00	152,984	0.52		1.46		—		3
2008	8.21	(37.27)	80,115	0.55	(h)	1.76	(h)	0.00	(i)	14
2009	10.08	26.06	91,515	0.53	(h)	1.84	(h)	0.00	(i)	5
AGGRESSIVE EQUITY CLASS X SHARES
2005	13.77	23.17	37,130	0.86		(0.29)		—		85
2006	14.85	7.84	30,720	0.85		(0.27)		—		59
2007	17.77	19.66	26,035	0.87		0.34		—		56
2008	9.07	(48.86)	10,289	0.90	(h)	(0.29	)(h)	0.00	(i)	33
2009	15.37	69.46	14,898	1.01	(h)	(0.02	)(h)	0.01		23
CLASS Y SHARES
2005	13.61	22.72	30,283	1.11		(0.54)		—		85
2006	14.65	7.64	32,039	1.10		(0.52)		—		59
2007	17.49	19.39	29,837	1.12		0.09		—		56
2008	8.92	(49.00)	12,272	1.15	(h)	(0.54	)(h)	0.00	(i)	33
2009	15.08	69.06	17,541	1.26	(h)	(0.27	)(h)	0.01		23
STRATEGIST CLASS X SHARES
2005	16.05	8.32	289,876	0.54		1.84		—		46
2006	16.53	15.01	258,164	0.55		2.53		—		36
2007	15.55	8.63	217,265	0.54		2.84		—		34
2008	10.60	(23.98)	134,668	0.54	(h)	2.28	(h)	0.02		52
2009	12.40	19.74	137,731	0.55	(h)	1.41	(h)	0.03		96

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
STRATEGIST CLASS Y SHARES
2005	$16.58	$0.26	$0.96	$1.22	$(0.28)	$(1.49)	$(1.77)
2006	16.03	0.37	1.86	2.23	(0.40)	(1.35)	(1.75)
2007	16.51	0.42	0.92	1.34	(0.42)	(1.90)	(2.32)
2008	15.53	0.27	(3.76)	(3.49)	(0.09)	(1.39)	(1.48)
2009	10.56	0.13	1.89	2.02	(0.23)	—	(0.23)

  (a)  The per share amounts were computed using an average number of shares outstanding during the period.

  (b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

  (c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

  (d)  The Investment Adviser fully reimbursed the portfolio for losses incurred resulting from the disposal of investments. Without this reimbursement, the total returns were 4.79% and 4.52% for Class X and Y, respectively.

  (e)  Amount is less than $0.001.

  (f)  Reflects fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.04%. See Note 9.

  (g)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2009
Class X	0.59%	(0.16)%
Class Y	0.84	(0.42)

  (h)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (i)  Amount is less than 0.005%.

  (j)  Amount is less than $0.005.

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE	PORTFOLIO TURNOVER RATE
STRATEGIST CLASS Y SHARES
2005	$16.03	8.06%	$98,066	0.79%		1.59%		—	46%
2006	16.51	14.75	101,878	0.80		2.28		—	36
2007	15.53	8.37	88,651	0.79		2.59		—	34
2008	10.56	(24.20)	53,046	0.79	(h)	2.03	(h)	0.02%	52
2009	12.35	19.44	59,737	0.80	(h)	1.16	(h)	0.03	96

  (k)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
June 1 through December 31, 2005
Class X	1.06%	1.56%
Class Y	1.31	1.31
December 31, 2006
Class X	1.07	1.52
Class Y	1.32	1.27
December 31, 2007
Class X	1.04	1.69
Class Y	1.29	1.44
December 31, 2008
Class X	1.08	2.93
Class Y	1.33	2.68
December 31, 2009
Class X	1.12	2.55
Class Y	1.37	2.30

Morgan Stanley Variable Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Variable Investment Series:

We have audited the accompanying statements of assets and liabilities of Morgan Stanley Variable Investment Series (the "Fund"), comprised of the Money Market Portfolio, Limited Duration Portfolio, Income Plus Portfolio, High Yield Portfolio, Global Infrastructure Portfolio, Income Builder Portfolio, Dividend Growth Portfolio, Global Dividend Growth Portfolio, European Equity Portfolio, Capital Opportunities Portfolio, S&P 500 Index Portfolio, Aggressive Equity Portfolio, and Strategist Portfolio (the "Portfolios"), including the portfolios of investments, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios of Morgan Stanley Variable Investment Series as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 26, 2010

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Stategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	162	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	164	Director of various business organizations.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	162	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, of Joe Pietryka, Inc; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

  †  For the period September 26, 2008 through February 5, 2009, W. Allen Reed was an Interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

  *  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

Morgan Stanley Variable Investment Series

Federal Tax Notice ■ December 31, 2009 (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2009. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualified for the dividends received deduction. Additionally, the following percentages of each Portfolio's dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

FUND	DIVIDENDS RECEIVED DEDUCTION%	QUALIFYING U.S. GOVT. INCOME%
Aggressive Equity Portfolio	0.00%	0.00%
Capital Opportunities Portfolio	27.71%	0.00%
Dividend Growth Portfolio	100.00%	0.00%
European Equity Portfolio	0.00%	0.00%
Global Dividend Growth Portfolio	32.60%	0.00%
Global Infrastructure Portfolio	62.44%	0.00%
High Yield Portfolio	0.00%	0.00%
Income Builder Portfolio	62.65%	0.00%
Income Plus Portfolio	0.00%	1.45%
Limited Duration Portfolio	0.00%	1.86%
Money Market Portfolio	0.00%	3.51%
S&P 500 Index Portfolio	100.00%	0.00%
Strategist Portfolio	44.08%	4.15%

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

FUND	AMOUNT
European Equity Portfolio	$3,644,020
Global Infrastructure Portfolio	25,899,784
Income Builder Portfolio	15,596

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2009. The European Equity Portfolio intends to pass through foreign tax credits of $58,704, and has derived net income from sources within foreign countries amounting to $482,107. The Global Dividend Growth Portfolio intends to pass through foreign tax credits of $29,606, and has derived net income from sources within foreign countries amounting to $700,012. The Global Infrastructure Portfolio intends to pass through foreign tax credits of $69,968, and has derived net income from sources within foreign countries amounting to $948,616.

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Trustees

Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and
Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Trust Harborside Financial Center, Plaza Two Jersey City, New Jersey 07311	Deloitte & Touche LLP Two World Financial Center New York, New York 10281

Legal Counsel	Counsel to the Independent Trustees
Dechert LLP 1095 Avenue of the Americas New York, New York 10036	Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036

Investment Adviser	Sub-Adviser (Global Infrastructure, Global Dividend Growth and European Equity)
Morgan Stanley Investment Advisors Inc. 522 Fifth Avenue New York, New York 10036	Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA, England

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA

VARINANN
IU10-00730P-Y12/09

#40113A

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2009

	Registrant			Covered Entities(1)
Audit Fees		$400,700		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,909,000	(2)
Tax Fees		$61,295	(3)	$1,013,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$61,295		$7,922,000

Total		$461,995		$7,922,000

2008

	Registrant			Covered Entities(1)
Audit Fees		$436,372		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,418,000	(2)
Tax Fees		$69,310	(3)	$881,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$69,310		$7,299,000

Total		$505,682		$7,299,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.
(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)

This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                      Not applicable.

(g)                   See table above.

(h)      The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ Randy Takian
Randy Takian
Principal Executive Officer
February 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
February 18, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 18, 2010